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                                 EXHIBIT 10(O)
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                           FIRST AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                    between

                         CRAFTMADE INTERNATIONAL, INC.

                                  as Borrower

                                      and

                           NATIONSBANK OF TEXAS, N.A.

                                   as Lender

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                               TABLE OF CONTENTS

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                                                                                            PAGE
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
ARTICLE 1 -- Definitions..................................................................    1
       Section 1.1    Definitions.........................................................    1
       Section 1.2    Other Definitional Provisions.......................................   10
ARTICLE 2 -- Advances.....................................................................   10
       Section 2.1    Advances............................................................   10
       Section 2.2    The Note............................................................   11
       Section 2.3    Repayment of Advances...............................................   11
       Section 2.4    Interest............................................................   11
       Section 2.5    Requests for Advances...............................................   11
       Section 2.6    Use of Proceeds.....................................................   12
       Section 2.7    Commitment Fee; Reduction or Termination of Commitment..............   12
ARTICLE 3 -- Payments, Conversions and Continuations......................................   12
       Section 3.1    Method of Payment...................................................   12
       Section 3.2    Voluntary Prepayment................................................   12
       Section 3.3    Mandatory Prepayment................................................   12
       Section 3.4    Computation of Interest and Fees....................................   13
       Section 3.5    Conversions and Continuations.......................................   13
ARTICLE 4 -- Yield Protection and Illegality..............................................   13
       Section 4.1    Additional Costs....................................................   13
       Section 4.2    Limitation on Types of Advances.....................................   14
       Section 4.3    Substitute Prime Rate Advances......................................   14
       Section 4.4    Compensation........................................................   15
       Section 4.5    Capital Adequacy....................................................   15
ARTICLE 5 -- Conditions Precedent.........................................................   15
       Section 5.1    Initial Advance.....................................................   15
       Section 5.2    All Advances........................................................   17

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
ARTICLE 6 -- Representations and Warranties...............................................   18
       Section 6.1    Corporate Existence.................................................   18
       Section 6.2    Financial Statements................................................   18
       Section 6.3    Corporate Action; No Breach.........................................   18
       Section 6.4    Operation of Business...............................................   18
       Section 6.5    Litigation and Judgments............................................   19
       Section 6.6    Rights in Properties; Liens.........................................   19
       Section 6.7    Enforceability......................................................   19
       Section 6.8    Approvals...........................................................   19
       Section 6.9    Debt................................................................   19
       Section 6.10   Taxes...............................................................   19
       Section 6.11   Use of Proceeds; Margin Securities..................................   19
       Section 6.12   ERISA...............................................................   20
       Section 6.13   Disclosure..........................................................   20
       Section 6.14   Subsidiaries........................................................   20
       Section 6.15   Compliance with Laws and Agreements.................................   20
       Section 6.16   Environmental Matters...............................................   20
       Section 6.17   Current Locations...................................................   21
       Section 6.18   Security Interest and Liens.........................................   21
       Section 6.19   Corporate Name......................................................   22
ARTICLE 7 -- Positive Covenants...........................................................   22
       Section 7.1    Reporting Requirements..............................................   22
       Section 7.2    Maintenance of Existence; Conduct of Business.......................   24
       Section 7.3    Maintenance of Properties...........................................   24
       Section 7.4    Taxes and Claims....................................................   24
       Section 7.5    Insurance...........................................................   24
       Section 7.6    Inspection Rights...................................................   24
       Section 7.7    Keeping Books and Records...........................................   25
       Section 7.8    Compliance with Laws................................................   25
       Section 7.9    Compliance with Agreements..........................................   25
       Section 7.10   Further Assurances..................................................   25
       Section 7.11   ERISA...............................................................   25
ARTICLE 8 -- Negative Covenants...........................................................   25
       Section 8.1    Debt................................................................   25
       Section 8.2    Limitation on Liens.................................................   26
       Section 8.3    Mergers, Acquisitions and Dissolutions..............................   26
       Section 8.4    Restricted Payments.................................................   26
       Section 8.5    Loans and Investments...............................................   27

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
       Section 8.6    Transactions With Affiliates........................................   27
       Section 8.7    Disposition of Assets...............................................   27
       Section 8.8    Prepayment of Debt..................................................   27
       Section 8.9    Nature of Business..................................................   27
       Section 8.10   Compliance with Environmental Laws..................................   27
       Section 8.11   Accounting..........................................................   28
ARTICLE 9 -- Financial Covenants..........................................................   28
       Section 9.1    Current Ratio.......................................................   28
       Section 9.2    Consolidated Tangible Net Worth.....................................   28
       Section 9.3    Fixed Charge Coverage Ratio.........................................   28
       Section 9.4    Leverage Ratio......................................................   28
       Section 9.5    Capital Expenditures................................................   28
ARTICLE 10 -- Default.....................................................................   28
       Section 10.1   Events of Default...................................................   28
       Section 10.2   Remedies Upon Default...............................................   30
       Section 10.3   Performance by Lender...............................................   30
       Section 10.4   Setoff..............................................................   31
ARTICLE 11 -- Miscellaneous...............................................................   31
       Section 11.1   Expenses of Lender..................................................   31
       Section 11.2   Indemnification.....................................................   31
       Section 11.3   Limitation of Liability.............................................   32
       Section 11.4   Lender Not Fiduciary................................................   32
       Section 11.5   No Waiver; Cumulative Remedies......................................   32
       Section 11.6   Successors and Assigns..............................................   32
       Section 11.7   Survival............................................................   32
       Section 11.8   Entire Agreement; Amendment and Restatement of Texas Commerce
                      Bank -- Arlington, National Association Documents- Amendment........   33
       Section 11.9   Maximum Interest Rate...............................................   33
       Section 11.10  Notices.............................................................   33
       Section 11.11  Applicable Law; Venue; Service of Process...........................   34
       Section 11.12  Counterparts........................................................   34
       Section 11.13  Severability........................................................   34
       Section 11.14  Headings............................................................   34

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
       Section 11.15  Non-Application of Chapter 15 of Texas Credit Code..................   34
       Section 11.16  Participations......................................................   34
       Section 11.17  Waiver of Jury Trial................................................   35
INDEX TO EXHIBITS.........................................................................   38
INDEX TO SCHEDULES........................................................................   38

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

                           FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT

     THIS FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is dated as of January 11, 1993 and is between CRAFTMADE INTERNATIONAL, INC, ("Borrower"), a Delaware corporation, and NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender"). This Agreement also contains a Confirmation of Guaranty executed by DUROCRAFT INTERNATIONAL, INC. ("Durocraft"), a Texas corporation.

                                   RECITALS:

     A. Lender has previously made a loan to Borrower in the maximum principal amount of $6,000,000.00, pursuant to a certain Credit Agreement (the "Original Credit Agreement") between Borrower and Lender, dated January 11, 1993.

     B. Borrower and Lender desire to modify such loan to provide for, among other things, (1) the pledge to Lender by Borrower and Durocraft of all of the outstanding stock in C/D/R Incorporated ("C/D/R"), a Delaware corporation, (2) the guaranty by C/D/R to Lender of the payment and performance of all of Borrower's obligations to Lender, and (3) the other modifications set out below in this Agreement.

                                  AGREEMENTS:

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree that this Agreement amends and restates the Original Credit Agreement and shall be controlling over and effective as if originally executed in place of the Original Credit Agreement, except as specifically otherwise provided herein. The parties hereto further agree as follows:

                                   ARTICLE 1

                                  Definitions

     Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

          "Accounts Receivable Aging Report" means a report, in form satisfactory to Lender, showing all current accounts receivable of Borrower and all other accounts receivable of Borrower aged in intervals of thirty, sixty, ninety and ninety-one days or more past due.

          "Additional Costs" has the meaning specified in SECTION 4.1.

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
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          "Adjusted CD Rate" means, for any CD Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by Lender to be equal to the sum of (a) the CD Rate for such CD Advance for such Interest Period divided by I minus the Reserve Requirement for such CD Advance for such Interest Period plus (b) the Assessment Rate in effect at the commencement of such Interest Period.

          "Advance" means an advance of funds by Lender to Borrower pursuant to
     ARTICLE 2.

          "Advance Request Form" means a certificate, in substantially the form of EXHIBIT "B" hereto, properly completed and signed by Borrower requesting an Advance.

          "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person; or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall Lender be deemed an Affiliate of Borrower or any of its Subsidiaries.

          "Applicable Rate" means (a) during the period that an Advance is a Prime Rate Advance, the Prime Rate plus one-quarter of one percent (.25%) and (b) during the period that an Advance is a CD Advance, the greater of
     (i) the Adjusted CD Rate plus two and one-half of one percent (2.5%) or
     (ii) the Prime Rate plus one-quarter of one percent (.25%) as the Prime Rate is calculated as of the first day of the applicable Interest Period.

          "Assessment Rate" means, at any time, the rate (rounded upwards, if necessary, to the nearest 1/16 of 1%) then charged by the Federal Deposit Insurance Corporation (or any successor) to Lender for deposit insurance for Dollar time deposits with Lender as determined by Lender.

          "Assignment of Life Insurance" means an Assignment of Life Insurance Policy as Collateral duly executed by Borrower in favor of Lender, substantially in the form of EXHIBIT "F" hereto, as the same may be supplemented, amended or otherwise modified from time to time.

          "Borrowing Base" means, at any particular time, an amount equal to the sum of (a) eighty percent (80%) of Eligible Accounts, plus (b) fifty percent (50%) of Eligible Inventory.

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

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          "Borrowing Base Report" means a report, substantially in the form of
     EXHIBIT "C" hereto, properly completed and executed by an authorized officer of Borrower.

          "Business Day" means any day on which commercial banks are not authorized or required to close in Dallas, Texas.

          "Capital Lease Obligation" means Debt represented by obligations under any lease of real or personal property that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Debt shall be the capitalized amount of such obligations determined in accordance with GAAP.

          "CD Advances" means Advances the interest rates on which are either determined with reference to the rates referred to in the definition of "Adjusted CD Rate" in this SECTION 1.1 or are otherwise fixed for specified periods of time.

          "CD Rate" means, for any CD Advance for any interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by Lender on the first day of such Interest Period to be offered on certificates of deposit having a term comparable to such Interest Period and in an amount comparable to the principal amount of the CD Advance to which such Interest Period relates.

          "C/D/R" means C/D/R Incorporated, a Delaware corporation.

          "C/D/R/ Guaranty" means the guaranty of C/D/R in favor of Lender in substantially the form of EXHIBIT "I" hereto, as the same may be amended, supplemented or otherwise modified from time to time.

          "Change of Management" means the failure of James R. Ridings to continue to perform his current or similar duties.

          "Change of Ownership" means the ownership, legally and beneficially, by any Person of fifty-one percent (51%) or more of the capital stock of Borrower.

          "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

          "Collateral" includes all of the collateral covered by the Security Agreement, the Durocraft Security Agreement and the Pledge Agreement.

          "Commitment" means the obligation of Lender to make Advances hereunder in an aggregate principal amount at any time outstanding up to but not exceeding Six Million Dollars ($6,000,000.00), as such amount may be reduced pursuant to SECTION 2.7 or otherwise.

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

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          "Consolidated Current Assets" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current assets on a consolidated balance sheet of Borrower and the Subsidiaries.

          "Consolidated Current Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of Borrower and the Subsidiaries.

          "Consolidated Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as liabilities on a consolidated balance sheet of Borrower and the Subsidiaries.

          "Consolidated Tangible Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of Borrower and the Subsidiaries; provided, however, there shall be excluded therefrom: (a) any amount at which shares of capital stock of Borrower appear as an asset on Borrower's balance sheet, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (c) patents, trademarks, trade names, and copyrights, (d) deferred expenses, (e) loans and advances to any stockholder, director, officer, or employee of Borrower or any Subsidiary or any Affiliate, and (f) all other assets which are properly classified as intangible assets.

          "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to SECTION 3.5 of a CD Advance as a CD Advance from one Interest Period to the next Interest Period.

          "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to SECTION 3.5 or ARTICLE 4 of one Type of Advance into another Type of Advance.

          "Current Ratio" means, at any particular time, the ratio of Consolidated Current Assets to Consolidated Current Liabilities; provided, however, that for purposes of calculating the Current Ratio, the amount of the Consolidated Current Liabilities shall be deemed to include outstanding Advances.

          "Debt" means as to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business which are not past due by more than ninety (90) days unless such trade accounts payable are being contested in good faith by appropriate proceedings, (d) all obligations of such Person under any lease which, in conformity with GAAP, is required to be capitalized for balance sheet purposes, (e) all obligations of such Person under guaranties, endorsements (other than for collection or deposit in the ordinary course of business), assumptions or

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

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     other contingent obligations, in respect of, or to purchase or otherwise acquire, any obligation or indebtedness of any other Person, or any other obligation, contingent or otherwise, of such Person directly or indirectly protecting the holder of any obligation or indebtedness of any other Person against loss (whether by partnership arrangements, agreements to keep-well, to purchase assets, goods, securities, or services, to take-or-pay or otherwise), (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments and (h) all liabilities of such Person in respect of unfunded vested benefits under any Plan.

          "Default Rate" means the Maximum Rate or, if no Maximum Rate exists, the sum of the Prime Rate in effect from day to day plus four percent (4%).

          "Dollars" and "$" mean lawful money of the United States of America.

          "Durocraft" means Durocraft International, Inc., a Texas corporation.

          "Durocraft Guaranty" means the guaranty of Durocraft in favor of Lender, in substantially the form of EXHIBIT "E" hereto, as the same may be amended, supplemented, or otherwise modified from time to time.

          "Durocraft Security Agreement" means the Security Agreement of Durocraft in favor of Lender in substantially the form of EXHIBIT "G" hereto, as the same may be amended, supplemented or otherwise modified from time to time.

          "Eligible Accounts" means the aggregate of all accounts receivable of Borrower that are acceptable to Lender in its sole discretion and satisfy the following conditions: (a) have been outstanding less than sixty (60) days past the due date thereof; (b) have arisen in the ordinary course of business; (c) represent complete bona fide transactions which require no further act under any circumstances on the part of Borrower to make such accounts receivable payable by the account debtor; (d) the goods of sale which gave rise to such accounts receivable have been shipped or delivered to the account debtor on an absolute sale basis and not on consignment, a sale or return basis, a guaranteed sale basis, a bill and hold basis, or on the basis of any similar understanding; (e) the goods of sale which gave rise to such accounts receivable were not, at the time of sale thereof, subject to any Lien, except as permitted by SECTION 8.2; (f) are not subject to any provision prohibiting assignment or requiring notice of or consent to such assignment; (g) are subject to a perfected, first priority security interest in favor of Lender and are not subject to any other Lien except as permitted by SECTION 8.2; (h) are not subject to setoff, counterclaim, defense, allowance, dispute, or adjustment other than normal discounts for prompt payment, and the goods of sale which gave rise to such accounts receivable have not been returned, rejected, repossessed, lost, or damaged; (i) the account debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
     affairs; (j) are not evidenced by chattel paper or an instrument of any kind; (k) are owed by a Person or Persons that are citizens of or organized under the laws of the United States or any State and are not owed by any Person located outside of the United States of America; (1) if any accounts receivable are owed by the United States of America or any department, agency, or instrumentality thereof, the Federal Assignment of Claims Act shall have been complied with; and (m) are not owed by an Affiliate of Borrower. The amount of any Eligible Accounts owed by an account debtor to Borrower shall be reduced by the amount of all "contra accounts" and other obligations owed by Borrower to such account debtor.

          "Eligible Inventory" means, at any time, all inventory of finished goods and unassembled lamp parts then owned by (and in the possession or under the control of) Borrower and held for sale or disposition in the ordinary course of Borrower's business, in which Lender has a perfected, first priority security interest, valued at the lower of actual cost or fair market value. Eligible Inventory shall not include (a) inventory that has been shipped or delivered to a customer on consignment, a sale or return basis, or on the basis of any similar understanding, (b) inventory with respect to which a claim exists disputing Borrower's title to or right to possession of such inventory, (c) inventory that is not in good condition or does not comply with any applicable laws, rules, or regulations or the standards imposed by any governmental authority with respect to its manufacture, use, or sale, and (d) inventory that Lender, in its sole discretion, has determined to be unmarketable.

          "Environmental Laws" means any and all federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment, as such laws, regulations, and requirements may be amended or supplemented from time to time.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

          "Event of Default" has the meaning specified in SECTION 10.1.

          "Fixed Charge Coverage Ratio" means, with respect to Borrower and the Subsidiaries on a consolidated basis for the most recently completed four quarter period preceding the date of determination, a ratio of (a) Pretax Income for such period plus interest expense for such period plus Operating Lease expense for such period to (b) interest expense for such period plus Operating Lease expense for such period.

          "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles observed in a current period are

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
     comparable in all material respects to those accounting principles applied in a preceding period.

          "Guaranty" means the Durocraft Guaranty and the C/D/R Guaranty, individually and collectively.

          "Guarantor" means Durocraft and C/D/R, jointly and severally.

          "Hazardous Substance" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

          "Interest Period" means, with respect to any CD Advances, each period commencing on the date such CD Advances are made or Converted from Prime Rate Advances or, in the case of each subsequent, successive Interest Period applicable to a CD Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on the day 30, 60, 90 or 180 days thereafter, as Borrower may select as provided in SECTION
     2.5 or 3.5 hereof. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day; (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than three (3) Interest Periods for CD Advances shall be in effect at the same time; (d) no Interest Period shall have a duration of less than thirty (30) days and, if the Interest Period for any CD Advances would otherwise be a shorter period, such Advances shall not be available hereunder; and (e) no Interest Period may extend beyond a principal repayment date unless, after giving effect thereto, the aggregate principal amount of the CD Advances having Interest Periods that end after such principal payment date shall be equal to or less than the Advances to be outstanding hereunder after such principal repayment date.

          "Leverage Ratio" means, at any particular time, the ratio of Debt to Consolidated Tangible Net Worth.

          "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

          "Loan Documents" means this Agreement and all promissory notes, security agreements, pledge agreements, deeds of trust, assignments, letters of credit, applications for letters of credit, guaranties, and other instruments, agreements and documentation executed and delivered pursuant to or in connection with this Agreement, as such instruments, agreements and documentation may be amended, modified, renewed, extended, or supplemented from time to time.

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

          "Maximum Rate" means the maximum rate of nonusurious interest permitted from day to day by applicable law, including as to Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" and calculated after taking into account any and all relevant fees, payments, and other charges in respect of the Loan Documents which are deemed to be interest under applicable law.

          "Multiemployer Plan" means a multiemployer plan defined as such in
     Section 3(37) of ERISA to which contributions have been made by Borrower or any Subsidiary and which is covered by Title IV of ERISA.

          "Net Income" means, for any period, the consolidated net income of Borrower and the Subsidiaries for such period as determined in accordance with GAAP.

          "Note" means the promissory note of Borrower payable to the order of Lender, in substantially the form of EXHIBIT "A" hereto, and all extensions, renewals, and modifications thereof.

          "Obligated Party" means any Guarantor or any other Person who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

          "Obligations" means all obligations, indebtedness, and liabilities of Borrower to Lender, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of Borrower under this Agreement and the other Loan Documents (including, without limitation, all of Borrower's contingent reimbursement obligations in respect of letters of credit), and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

          "Operating Lease" means any lease (other than a lease constituting a Capital Lease Obligation) of real or personal property.

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

          "Person" means any individual, corporation, business trust, association, company, partnership, joint venture, governmental authority, or other entity.

          "Plan" means any employee benefit or other plan established or maintained by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

          "Pledge Agreement" means the Pledge Agreement of Borrower and Durocraft in favor of Lender in substantially the form of EXHIBIT "J" hereto, as the same may be amended, supplemented or otherwise modified from time to time.

          "Potential Default" means any condition or event which, after notice or lapse of time or both, would constitute an Event of Default.

          "Pretax Income" means, for any period, Net Income for such period plus (but only to the extent deducted in the determination of Net Income) tax expense for such period.

          "Prime Rate" means, at any time, the rate of interest per annum then most recently established by Lender as its prime rate. The Prime Rate is a reference rate set by Lender after taking into account such factors as it may deem appropriate and does not necessarily represent the lowest or best rate actually charged to any customer. The Prime Rate may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general and Under may make various commercial or other loans at rates of interest having no relationship to such rate.

          "Prime Rate Advance" means Advances that bear interest at rates based upon the Prime Rate.

          "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

          "Regulatory Change" means, with respect to Lender, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including Lender of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

          "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

          "Reserve Requirement" means, for any CD Advance for any Interest Period therefor, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against non-personal Dollar time deposits in an amount of $100,000 or more. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
     such member banks by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Adjusted CD Rate is to be determined or (b) any category of extensions of credit or other assets which include CD Advances.

          "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

          "Security Agreement" means the Security Agreement of Borrower in favor of Lender in substantially the form of EXHIBIT "D" hereto, as the same may be amended, supplemented or otherwise modified from time to time.

          "Subsidiary" means any corporation of which more than fifty percent (50%) of the issued and outstanding securities having ordinary voting power for the election of a majority of directors is owned or controlled, directly or indirectly, by Borrower, by Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "Termination Date" means 11:00 a.m. Dallas, Texas time on November 15, 1994, or such earlier date and time on which the Commitment terminates as provided in this Agreement.

          "Type" means any type of Advance (i.e., Prime Rate Advance or CD Advance).

     Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the Uniform Commercial Code as adopted by the State of Texas, unless otherwise defined herein, shall have the meanings specified in the Uniform Commercial Code as adopted by the State of Texas.

                                   ARTICLE 2

                                    Advances

     Section 2.1 Advances. Subject to the terms and conditions of this Agreement, Lender agrees to make one or more Advances to Borrower from time to time from the date hereof to and including the Termination Date, provided that
(a) the aggregate outstanding amount of all Advances shall not at any time exceed the lesser of the Commitment or the Borrowing Base and (b) the outstanding Advances supported only by the Eligible Inventory component of the Borrowing Base shall not at any time exceed fifty percent (50%) of the aggregate outstanding amount of all Advances. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and reborrow hereunder.

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

     Section 2.2 The Note. The obligation of Borrower to repay the Advances shall be evidenced by the Note executed by Borrower, payable to the order of Lender, in the principal amount of the Commitment as originally in effect and dated the date hereof.

     Section 2.3 Repayment of Advances. Borrower shall repay the unpaid principal amount of all Advances outstanding under the Note on the Termination Date.

     Section 2.4 Interest. The unpaid principal amount of the Advances shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate or (b) the Applicable Rate, each such change in the rate of interest charged on the Advances to become effective, without notice to Borrower, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest on the Advances to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest on the Advances below the Maximum Rate until such time as the aggregate amount of interest accrued on the Advances equals the aggregate amount of interest which would have accrued on the Advances if the interest rate specified in clause (b) preceding had at all times been in effect. Accrued and unpaid interest on the Advances shall be payable on the last Business Day of each month, commencing on January 29, 1993, and on the Termination Date. All past due principal and interest shall bear interest at the Default Rate.

     Section 2.5 Requests for Advances. Borrower shall give Lender notice by means of an Advance Request Form of each requested Advance, at least three (3) Business Days before the requested date of each CD Advance and by 12:00 p.m. (Dallas, Texas time) on the requested date of each Prime Rate Advance specifying: (a) the requested date of such Advance (which shall be a Business
Day), (b) the amount of such Advance, (c) the Type of the Advance and (d) in the case of a CD Advance, the duration of the Interest Period for such Advance. Lender at its option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of Lender's right to require delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to Lender. Each CD Advance shall be in a minimum principal amount of One Hundred Thousand Dollars ($100,000.00) or an integral multiple thereof and each Prime Rate Advance shall be in a minimum principal amount of Fifty Thousand Dollars ($50,000.00). The aggregate amount of CD Advances having the same interest period shall be at least equal to One Hundred Thousand Dollars ($100,000.00). All notices under this Section shall be irrevocable and shall be given not later than 12:00 p.m. (Dallas, Texas time) on the day specified above for such notice. Any Advance Request Form requesting an Advance received after 12:00 p.m. (Dallas, Texas time) on a Business Day shall be deemed to be received on the next succeeding Business Day.

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

     Section 2.6 Use of Proceeds. The proceeds of Advances shall be used to repay existing Debt to Texas Commerce Bank-Arlington, National Association and for working capital support of accounts receivable and inventory of Borrower.

     Section 2.7 Commitment Fee; Reduction or Termination of Commitment. Borrower agrees to pay to Lender a commitment fee on the average daily unused portion of the Commitment, from and including the date hereof to and including the Termination Date, at the rate of one-quarter of one percent (.25%) per annum payable in installments on the last Business Day of each calendar quarter, commencing March 31, 1993, and on the Termination Date. Borrower shall have the right at any time to terminate in whole or from time to time to irrevocably reduce in part the Commitment upon at least three (3) Business Days prior written notice to Lender specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction; provided, however, that each partial reduction shall be in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) or an integral multiple thereof and Borrower shall simultaneously prepay the amount by which the aggregate outstanding amount of all Advances exceeds the Commitment (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Commitment may not be reinstated after it has been terminated or reduced.

                                   ARTICLE 3

                    Payments, Conversions and Continuations

     Section 3.1 Method of Payment. All payments of principal, interest, and other amounts to be made by Borrower under this Agreement, the Note, and the other Loan Documents shall be made to Lender at its office at 901 Main Street, Dallas, Texas 75283, without setoff, deduction, or counterclaim, in Dollars and in immediately available funds. Borrower shall, at the time of making each such payment, specify to Lender the sums payable by Borrower under this Agreement, the Note, or other Loan Document to which such payment is to be applied (and in the event Borrower fails to so specify, or if an Event of Default has occurred and is continuing, Lender may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion). Whenever any payment under this Agreement, the Note, or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

     Section 3.2 Voluntary Prepayment. Borrower may prepay the Note in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that (a) CD Advances may be prepaid only on the last day of the Interest Period for such Advances and (b) each partial prepayment shall be in the principal amount of $25,000.00 or an integral multiple thereof.

     Section 3.3 Mandatory Prepayment. If at any time (a) the aggregate amount of outstanding Advances exceeds the lesser of the Commitment or the Borrowing Base or (b) the

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
outstanding Advances supported by the Eligible Inventory component of the Borrowing Base exceeds fifty percent (50%) of the aggregate amount of outstanding Advances, Borrower shall promptly prepay the amount of the excess plus (x) accrued and unpaid interest on the amount so prepaid and (y) any amounts for the compensation of funding losses of Lender pursuant to SECTION 4.4.

     Section 3.4 Computation of Interest and Fees. Interest on the indebtedness evidenced by the Note and all fees provided for herein shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

     Section 3.5 Conversions and Continuations. Borrower shall have the right from time to time to Convert all or part of one Type of Advance into another Type of Advance or to Continue all or part of any CD Advance by giving the Lender written notice at least one (1) Business Day before Conversion into a Prime Rate Advance and at least three (3) Business Days before Conversion into or Continuation of a CD Advance, specifying: (a) the Conversion or Continuation date, (b) the amount of the Advance to be Converted or Continued, (c) in the case of Conversions, the Type of Advance to be Converted into and (d) in the case of a Continuation of or Conversion into a CD Advance, the duration of the Interest Period applicable thereto; provided that (i) CD Advances may only be Converted on the last day of the Interest Period and (ii) except for Conversions into Prime Rate Advances, no Conversions shall be made while an Event of Default or Potential Default has occurred and is continuing. All notices given under this Section shall be irrevocable and shall be given not later than 11:00 a.m. (Dallas, Texas time) on the date which is not less than the number of Business Days specified above for such notice. If Borrower shall fail to give Lender the notice as specified above for Continuation or Conversion of a CD Advance prior to the end of the Interest Period with respect thereto, such CD Advance shall automatically be Converted into a Prime Rate Advance on the last day of the Interest Period for such CD Advance.

                                   ARTICLE 4

                        Yield Protection and Illegality

     Section 4.1 Additional Costs. Borrower shall pay directly to Lender from time to time such amounts as Lender may determine to be necessary to compensate it for any costs incurred by Lender which Lender determines are attributable to its making or maintaining of any CD Advances hereunder or its obligation to make any of such CD Advances hereunder, or any reduction in any amount receivable by Lender hereunder in respect of any such CD Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

          (a) changes the basis of taxation of any amounts payable to Lender under this Agreement or the Note in respect of any of such Advances (other than taxes imposed on the overall net income of Lender for any of such Advances);

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

          (b) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, Lender (including any of such Advances or any deposits referred to in the definition of "CD Rate" in SECTION 1.1 hereof); or

          (c) imposes any other condition affecting this Agreement or the Note or any of such extensions of credit or liabilities or commitments.

Lender will notify Borrower of any event occurring after the date of this Agreement which will entitle Lender to compensation pursuant to this SECTION 4.1 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different lending office for the Advances affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of Lender, violate any law, rule, or regulation or be in any way disadvantageous to Lender. Lender will furnish Borrower with a certificate setting forth the basis and the amount of each request of Lender for compensation under this section. If Lender requests compensation from Borrower under this section, Borrower may, by notice to Lender suspend the obligation of Lender to make additional CD Advances until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of SECTION 4.3 hereof shall be applicable). Determinations and allocations by Lender for purposes of this section shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

     Section 4.2 Limitation on Types of Advances. Anything herein to the contrary notwithstanding, if with respect to any CD Advances for any Interest Period therefor, Lender determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of "CD Rate" in SECTION 1.1 hereof on the basis of which the rate of interest for CD Advances for such Interest Period is to be determined do not accurately reflect the cost to the Lender of making or maintaining CD Advances for such Interest Period, then Lender shall give Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, Lender shall be under no obligation to make additional CD Advances or to Convert Prime Rate Advances into CD Advances and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding CD Advances, either prepay such CD Advances or Convert such CD Advances into Prime Rate Advances in accordance with the terms of this Agreement.

     Section 4.3 Substitute Prime Rate Advances. If the obligation of Lender to make CD Advances shall be suspended pursuant to SECTION 4.1 or 4.2 hereof, all Advances which would be otherwise made by Lender as CD Advances shall be made instead as Prime Rate Advances and all Advances which would otherwise be Converted into CD Advances shall be Converted instead into (or shall remain as) Prime Rate Advances and, to the extent that CD Advances are so made as (or Converted into) Prime Rate Advances, all payments and prepayments of principal which would otherwise be applied to Lender's CD Advances shall be applied instead to its Prime Rate Advances.

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

     Section 4.4 Compensation. Borrower shall pay to Lender, upon the request of Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of Lender) to compensate it for any loss, cost, or expense incurred by it as a result of:

          (a) Any payment, prepayment or Conversion of a CD Advance for any reason (including, without limitation, the acceleration of outstanding Advances pursuant to SECTION 10.2) on a date other than the last day of an Interest Period for such CD Advance; or

          (b) Any failure by Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in ARTICLE 5 to be satisfied) to borrow, Convert, or prepay a CD Advance on the date for such borrowing, Conversion, or prepayment, specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement.

     Section 4.5 Capital Adequacy. If after the date hereof, Lender shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender (or its parent) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which Lender (or its parent) could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then from time to time, within ten (10) Business Days after demand by Lender, Borrower shall pay to Lender such additional amount or amounts as will compensate Lender (or its parent) for such reduction. A certificate of Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, Lender may use any reasonable averaging and attribution methods.

                                   ARTICLE 5

                              Conditions Precedent

     Section 5.1 Initial Advance. The obligation of Lender to make any Advance concurrently with or subsequent to the execution of this Agreement is subject to the condition precedent that Lender shall have received on or before the day of such Advance all of the following, each dated (unless otherwise indicated) effective as of the date hereof, in form and substance satisfactory to Lender:

          (a) Resolutions. Resolutions of the Board of Directors of Borrower and each Guarantor certified by their respective Secretary or Assistant Secretary which authorize

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
     the execution, delivery, and performance by Borrower and each Guarantor of the Loan Documents to which Borrower or such Guarantor, as applicable, is or is to be a party;

          (b) Incumbency Certificate. A certificate of incumbency certified by the respective Secretary or Assistant Secretary of Borrower and each Guarantor certifying the names of the officers of Borrower and such Guarantor authorized to sign each of the Loan Documents to which Borrower or such Guarantor, as applicable, is or is to be a party (including the certificates contemplated herein), together with specimen signatures of such officers;

          (c) Articles of Incorporation. The articles of incorporation of Borrower and each Guarantor, each certified by the Secretary of State of its respective state of incorporation and dated within ten (10) days prior to the date of execution hereof;

          (d) Bylaws. The bylaws of Borrower and each Guarantor certified by its respective Secretary or Assistant Secretary;

          (e) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of Borrower and each Guarantor as to the existence and good standing of such Persons, together with certificates of the appropriate government officials of the State of Texas as to the qualification to do business as a foreign corporation and good standing of Borrower and each Guarantor in the State of Texas, each dated within ten (10) days prior to the date of execution hereof;

          (f) Note. The Note executed by Borrower;

          (g) Security Agreement. The Security Agreement executed by Borrower;

          (h) Financing Statements and Assignments. Uniform Commercial Code financing statements executed by Borrower or Guarantor, as applicable, and covering such Collateral as Lender may request, and Uniform Commercial Code terminations or assignments relating to the Liens identified on SCHEDULE 7 hereto;

          (i) Guaranty. The Durocraft Guaranty executed by Durocraft, and the C/D/R Guaranty executed by C/D/R;

          (j) Durocraft Security Agreement. The Durocraft Security Agreement executed by Durocraft;

          (k) Assignment of Life Insurance. The Assignment of Life Insurance duly executed by Borrower;

          (l) Initial Borrowing Base Report. A Borrowing Base Report dated December 30, 1992, properly completed and executed by an authorized officer of Borrower reflecting the information required thereby as of November 30, 1992;

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

          (m) Assignment of Notes and Liens. An Assignment of Notes and Liens in form and substance satisfactory to Lender, executed by Texas Commerce Bank-Arlington, National Association, assigning to Lender the promissory note, liens and security documentation between Borrower and Texas Commerce Bank-Arlington, National Association;

          (n) Landlord and Mortgagee Agreements. Landlord and mortgagee subordinations or waivers executed by each landlord and mortgagee identified on SCHEDULE 1 hereto;

          (o) Insurance Policies. Summaries of all insurance policies required by SECTION 7.5, together with loss payable endorsements in favor of Lender with respect to all insurance policies covering Collateral;

          (p) UCC Search. The results of Uniform Commercial Code searches showing all financing statements and other documents or instruments on file against Borrower or Guarantor in each applicable jurisdiction listed on
     SCHEDULE 6 hereto, such searches to be as of a date no more than ten (10) days prior to the date of execution hereof;

          (q) Instruments, Documents and Chattel Paper. All Collateral consisting of instruments, documents and chattel paper (except as otherwise provided by the Security Agreement, the Durocraft Security Agreement, or the Pledge Agreement) endorsed, if applicable, payable to the order of Lender; and

          (r) Attorneys' Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in SECTION 11.1, to the extent incurred, shall have been paid in full by Borrower.

     Section 5.2 All Advances. The obligation of Lender to make any Advance (including the initial Advance) is subject to the following additional conditions precedent:

          (a) Advance Request Form. Lender shall have received in accordance with SECTION 2.5 an Advance Request Form dated the date of such Advance and executed by an authorized officer of Borrower, all of the statements in which shall be true and correct on and as of such date;

          (b) No Default. No Event of Default or Potential Default shall have occurred and be continuing; and

          (c) Additional Documentation. Lender shall have received such additional approvals, opinions, or documentation as Lender or its legal counsel, Jenkens & Gilchrist, P.C., may request.

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

                                   ARTICLE 6

                         Representations and Warranties

     To induce Lender to enter into this Agreement, Borrower represents and warrants to Lender that, as of the execution hereof:

     Section 6.1 Corporate Existence. Borrower and each Subsidiary (a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, condition (financial or otherwise), operations, prospects, or properties. Borrower has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

     Section 6.2 Financial Statements. Borrower has delivered to Lender audited consolidated financial statements of Borrower and its Subsidiaries as at and for the fiscal year ended June 30, 1992, and unaudited consolidated financial statements of Borrower and its Subsidiaries for the three (3) month period ended September 30, 1992. Such financial statements are true and correct, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither Borrower nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, material forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments not reflected in such financial statements. There has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any of its Subsidiaries since the effective date of the most recent financial statements referred to in this section.

     Section 6.3 Corporate Action; No Breach. The execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which Borrower is or may become a party have been duly authorized by all requisite action on the part of Borrower and do not and will not violate or conflict with the articles of incorporation or bylaws of Borrower or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien (except those Liens in favor of Lender) upon any of the revenues or assets of Borrower or any Subsidiary pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which Borrower or any Subsidiary or any of their respective properties is bound.

     Section 6.4 Operation of Business. Borrower and each of its Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto,

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and Borrower and each of its Subsidiaries are not in violation of any valid rights of others with respect to any of the forgoing.

     Section 6.5 Litigation and Judgments. Except as disclosed on SCHEDULE 2 hereto, there is no action, suit, investigation, or proceeding before or by any court, governmental authority, or arbitrator pending, or to the knowledge of Borrower, threatened against or affecting Borrower or any Subsidiary, that would, if adversely determined, have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any Subsidiary or the ability of Borrower to pay and perform the Obligations. There are no outstanding judgments against Borrower or any Subsidiary.

     Section 6.6 Rights in Properties, Liens. Borrower and each Subsidiary have good and indefeasible title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in SECTION 6.2, and none of the properties, assets, or leasehold interests of Borrower or any Subsidiary is subject to any Lien, except as permitted by SECTION 8.2.

     Section 6.7 Enforceability. This Agreement constitutes, and the other Loan Documents to which Borrower is party, when delivered, shall constitute the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

     Section 6.8 Approvals. No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for the execution, delivery, or performance by Borrower of this Agreement and the other Loan Documents to which Borrower is or may become a party or the validity or enforceability thereof.

     Section 6.9 Debt. Borrower and its Subsidiaries have no Debt, except as permitted by SECTION 8.1.

     Section 6.10 Taxes. Borrower and each Subsidiary have filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales taxes, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable, and Borrower knows of no pending investigation of Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of Borrower or any Subsidiary.

     Section 6.11 Use of Proceeds; Margin Securities. Neither Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any

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

such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

     Section 6.12 ERISA. Borrower and each Subsidiary have complied with all applicable minimum funding requirements and all other applicable and material requirements of ERISA and there are no existing conditions that would give rise to liability thereunder. No Reportable Event has occurred in connection with Plan that might constitute grounds for the termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan.

     Section 6.13 Disclosure. No statement, information, report, representation or warranty made by Borrower in this Agreement or in any other Loan Document or furnished to Lender in connection with this Agreement or any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower which has a material adverse effect, or which might in the future have a material adverse effect, on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any Subsidiary that has not been disclosed in writing to Lender.

     Section 6.14 Subsidiaries. Borrower has no Subsidiaries other than those listed on SCHEDULE 4 hereto, and SCHEDULE 4 sets forth the jurisdiction of incorporation of each Subsidiary and the percentage of Borrower's ownership of the outstanding voting stock of each Subsidiary. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid, and is nonassessable.

     Section 6.15 Compliance with Laws and Agreements. Neither Borrower nor any Subsidiary is in violation in any material respect of any law, rule, regulation, order, or decree of any court, governmental authority, or arbitrator. Neither Borrower nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

     Section 6.16 Environmental Matters.

          (a) Borrower, each Subsidiary, and all of their respective properties, assets, and operations are in full compliance with all Environmental Laws. Borrower is not aware of, nor has Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of Borrower and the Subsidiaries with all Environmental Laws.

          (b) Borrower and each Subsidiary have obtained all permits, licenses, and authorizations which are required under Environmental Laws.

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                                     First Amended and Restated Credit Agreement

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

          (c) No Hazardous Substances exist on about, or within or have been used, generated, stored, transported, disposed of on, or released from any of the properties or assets of Borrower or any Subsidiary. The use which Borrower and the Subsidiaries make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or release of any Hazardous Substance on, in, or from any such properties or assets.

          (d) There is no action, suit, proceeding, investigation, or inquiry before any court, administrative agency, or other governmental authority pending or, to the knowledge of Borrower, threatened against Borrower or any Subsidiary relating in any way to any Environmental Law. Neither Borrower nor any Subsidiary has (i) any liability for remedial action under any Environmental Law, (ii) received any request for information by any governmental authority with respect to the condition, use, or operation of any of its properties or assets, or (iii) received any notice from any governmental authority or other Person with respect to any violation of or liability under any Environmental Law.

          (e) No Lien arising under any Environmental Law has attached to any of the properties or assets of Borrower or any of its Subsidiaries.

     Section 6.17 Current Locations. The principal place of business and chief executive office of the Borrower is located at the address for notices specified below the Borrower's name on the signature pages hereto. SCHEDULE 1 attached hereto sets forth all the locations where any of the Obligated Parties maintain any books or records relating to any of the Collateral and all other locations where any of the Obligated Parties has a place of business. No Obligated Party does business in any location other than as set forth on SCHEDULE 1 and SCHEDULE 1 correctly identifies each address where any of the Obligated Parties' inventory or equipment are located. SCHEDULE 1 correctly identifies the landlords or mortgagees (other than Lender), if any, of each location identified on SCHEDULE 1. SCHEDULE 1 sets forth the names and addresses of all Persons other than the Obligated Parties who have possession of any of the Obligated Parties' Collateral. None of the Collateral has been located in any location within the past four months other than as set forth on SCHEDULE 1.

     Section 6.18 Security Interest and Liens. The Security Agreement, the Durocraft Security Agreement and the Pledge Agreement create in favor of Lender valid and enforceable Liens on the Collateral described therein which secure the payment and performance of the Obligations, including without limitation, all future Advances pursuant to this Agreement and the Note and all extensions, renewals and other modifications thereof. Upon the filing of Uniform Commercial Code Financing Statements naming Borrower or Durocraft, as applicable, as debtor and Lender as secured party in the applicable jurisdictions set forth in
SCHEDULE 6 hereto, and delivery to Lender of the Collateral covered by the Pledge Agreement, and the release or assignment to Lender of the Liens described on SCHEDULE 7 hereto, the Liens created by the Loan Documents shall constitute perfected, first priority Liens upon the Collateral which shall be superior and prior to the rights of all third Persons now existing or hereafter arising.

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                                     First Amended and Restated Credit Agreement

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

     Section 6.19 Corporate Name. The exact corporate name of Borrower as it appears in its certificate of incorporation is set forth in the introduction to this Agreement, and Borrower has not done business in any location under any other name.

                                   ARTICLE 7

                               Positive Covenants

     Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or Lender has any Commitment hereunder, Borrower will perform and observe the following positive covenants, unless Lender shall otherwise consent in writing:

     Section 7.1 Reporting Requirements. Borrower will furnish to Lender:

          (a) Annual Financial Statements. As soon as available, and in any event within ninety (90) days after the end of each fiscal year of Borrower, beginning with the fiscal year ending June 30, 1993, (i) a copy of the annual audit report of Borrower and the Subsidiaries for such fiscal year containing, on a consolidated basis, balance sheets, statements of income, and statements of cash flows as at the end of such fiscal year and for the twelve-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by independent certified public accountants of recognized standing acceptable to Lender, to the effect that such report has been prepared in accordance with GAAP; and (ii) a certificate of such independent certified public accountants to Lender (A) stating that to their knowledge no Event of Default and no Potential Default has occurred and is continuing, or if in their opinion an Event of Default or Potential Default has occurred and is continuing, a statement as to the nature thereof, and (B) confirming the calculations set forth in the Covenant Compliance Certificate delivered simultaneously therewith;

          (b) Monthly Financial Statements. As soon as available, and in any event within thirty (30) days after the end of each month, a copy of an unaudited financial report of Borrower and the Subsidiaries as of the end of such month, and for the portion of the fiscal year then ended, containing, on a consolidated and consolidating basis, balance sheets, statements of income, and statements of cash flows, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by the chief financial officer of Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Borrower and the Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein;

          (c) Covenant Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in SUBSECTIONS 7.1(a) and 7.1(b), a certificate of the chief executive officer or chief financial officer of Borrower (i) stating that to the best

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                                     First Amended and Restated Credit Agreement
     of such officer's knowledge, no Event of Default and no Potential Default has occurred and is continuing, or if an Event of Default or Potential Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with ARTICLE 9;

          (d) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting Borrower or any Subsidiary which, if determined adversely to Borrower or such Subsidiary, could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or such Subsidiary;

          (e) Notice of Default. As soon as possible and in any event within five (5) days after the occurrence of each Event of Default and Potential Default, a written notice setting forth the details of such Event of Default or Potential Default and the action which Borrower has taken and proposes to take with respect thereto;

          (f) ERISA Reports. Promptly after the filing or receipt thereof, copies of an reports, including annual reports, and notices which Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within five (5) days after Borrower or any Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that Borrower proposes to take with respect thereto;

          (g) Notice of Environmental Law Violation. As soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any violation of any Environmental Law that Borrower or any Subsidiary reports or is required to report to any governmental authority;

          (h) Notice of Material Adverse Effect. As soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any matter that could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any Subsidiary;

          (i) Borrowing Base Report and Accounts Receivable Aging Report. As soon as available, and in any event within thirty (30) days after the end of each calendar month, a Borrowing Base Report and an Accounts Receivable Aging Report, each certified by the chief executive officer or chief financial officer of Borrower;

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                                     First Amended and Restated Credit Agreement

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

          (j) Proxy Statements, Etc. As soon as available, one copy of each financial statement, report, notice or proxy statement sent by Borrower or any Subsidiary to its stockholders generally and one copy of each regular, periodic or special report, registration statement, or prospectus filed by Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency;

          (k) Uninsured Liabilities. Promptly upon receipt of notice thereof, written notice of any actual or potential uninsured liabilities of Borrower or any Subsidiary in excess of One Hundred Thousand Dollars ($100,000.00); and

          (l) General Information. Promptly, such other information concerning Borrower or any Subsidiary as Lender may from time to time reasonably request.

     Section 7.2 Maintenance of Existence; Conduct of Business. Borrower will preserve and maintain, and will cause each Subsidiary to preserve and maintain, its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications and rights that are necessary or desirable in the ordinary conduct of its business, and conduct, and cause each Subsidiary to conduct, its business as presently conducted in an orderly and efficient manner in accordance with good business practices.

     Section 7.3 Maintenance of Properties. Borrower will maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition.

     Section 7.4 Taxes and Claims. Borrower will pay or discharge, and will cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

     Section 7.5 Insurance. Borrower will maintain, and will cause each Subsidiary to maintain, with financially sound and reputable insurance companies worker's compensation insurance, liability insurance, and insurance on its property, assets, and business at least in such amounts and against such risks as are usually insured against by Persons engaged in similar businesses. Each insurance policy covering Collateral shall name Lender as loss payee and provide that such policy will not be canceled without thirty (30) days prior written notice to Lender.

     Section 7.6 Inspection Rights. At any reasonable time and from time to time, Borrower will permit, and will cause each Subsidiary to permit, representatives of Lender to examine and make copies of the books and records of, and visit and inspect the properties of Borrower and

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                                     First Amended and Restated Credit Agreement
any Subsidiary, and to discuss the business, operations, and financial condition of Borrower and the Subsidiaries with their respective officers and employees and with their independent certified public accountants.

     Section 7.7 Keeping Books and Records. Borrower will maintain, and will cause each Subsidiary to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

     Section 7.8 Compliance with Laws. Borrower will comply, and win cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, and orders of any court, governmental authority, or arbitrator.

     Section 7.9 Compliance with Agreements. Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all contracts, agreements, and instruments binding on it or affecting its properties or business.

     Section 7.10 Further Assurances. Borrower will execute and deliver, and will cause each Subsidiary to execute and deliver, such further instruments as may be requested by Lender to carry out the provisions and purposes of this Agreement and the other Loan Documents and to preserve and perfect the Liens of Lender in the Collateral.

     Section 7.11 ERISA. Borrower will comply, and will cause each Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

                                   ARTICLE 8

                               Negative Covenants

     Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or Lender has any Commitment hereunder, Borrower will perform and observe the following negative covenants, unless Lender shall otherwise consent in writing:

     Section 8.1 Debt. Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Debt, except:

          (a) Debt to Lender;

          (b) Existing Debt described on SCHEDULE 3 hereto; and

          (c) Debt incurred to finance the purchase of property to be used in the ordinary course of Borrower's business in an aggregate amount during any one fiscal year not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00).

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                                     First Amended and Restated Credit Agreement

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

     Section 8.2 Limitation on Liens. Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except:

          (a) Liens disclosed on SCHEDULE 5 hereto;

          (b) Liens in favor of Lender;

          (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of Borrower or the Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

          (d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

          (e) Liens of mechanics, materialmen, warehousemen, carriers or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business;

          (f) Liens resulting from good faith deposits to secure payments of worker's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, or contracts (other than for payment of Debt) in the ordinary course of business; and

          (g) Liens created to secure purchase money Debt permitted by SECTION 8.1(c) provided that such Liens do not extend to or cover any property of Borrower other than the property being acquired with the Debt permitted by
     SECTION 8.1(c).

     Section 8.3 Mergers, Acquisitions and Dissolutions. Borrower will not, and will not permit any Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or a substantial part of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, or dissolve or liquidate.

     Section 8.4 Restricted Payments. Borrower will not declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock, or grant or issue any capital stock or any warrant, right, or option pertaining to its capital stock, or issue any security convertible into capital stock, or permit any of its

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                                     First Amended and Restated Credit Agreement

Subsidiaries to purchase or otherwise acquire any capital stock of Borrower or another Subsidiary.

     Section 8.5 Loans and Investments. Borrower will not make, and will not permit any Subsidiary to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, or permit any Subsidiary to purchase, any stock, bonds, notes, debentures, or other securities of any Person, except:

          (a) readily marketable direct obligations of the United States of America;

          (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition of Lender; and

          (c) loans or advances to employees of Borrower in an aggregate amount not to exceed $25,000;

     Section 8.6 Transactions With Affiliates. Borrower will not enter into, and will not permit any Subsidiary to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of Borrower or such Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of Borrower or such Subsidiary.

     Section 8.7 Disposition of Assets. Borrower will not sell, lease, assign, transfer, or otherwise dispose of any of its assets, or permit any Subsidiary to do so with any of its assets, except (a) dispositions of inventory in the ordinary course of business and (b) from the date of this Agreement until the Termination Date, dispositions of assets (other than inventory) in the ordinary course of business having an aggregate fair market value of $100,000 or less.

     Section 8.8 Prepayment of Debt. Borrower will not prepay, and will not permit any Subsidiary to prepay, any Debt, except the Obligations.

     Section 8.9 Nature of Business. Borrower will not, and will not permit any Subsidiary to, engage in any business other than the businesses in which they are engaged as of the date hereof.

     Section 8.10 Compliance with Environmental Laws. Borrower will not, and will not permit any of its Subsidiaries to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Substance, (b) generate any Hazardous Substance, (c) conduct any activity which is likely to cause a release or threatened release of any Hazardous Substance, or (d) otherwise

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                                     First Amended and Restated Credit Agreement
conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any Environmental Law.

     Section 8.11 Accounting. Borrower will not make, and will not permit any of its Subsidiaries to make, any change in accounting treatment or reporting practices, except as required by GAAP.

                                   ARTICLE 9

                              Financial Covenants

     Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or Lender has any Commitment hereunder, Borrower will observe and perform the following financial covenants, unless Lender shall otherwise consent in writing:

     Section 9.1 Current Ratio. Borrower will at all times maintain a Current Ratio of not less than to 1.4 to 1.0.

     Section 9.2 Consolidated Tangible Net Worth. Borrower will at all times maintain Consolidated Tangible Net Worth in an amount not less than Four Million Dollars ($4,000,000.00).

     Section 9.3 Fixed Charge Coverage Ratio. Borrower will at all times maintain a Fixed Charge Coverage Ratio of not less than 1.75 to 1.0.

     Section 9.4 Leverage Ratio. Borrower will at all times maintain a Leverage Ratio of not greater than 1.75 to 1.0.

     Section 9.5 Capital Expenditures. Borrower will not permit the aggregate capital expenditures of Borrower and the Subsidiaries to exceed Four Hundred Thousand Dollars ($400,000.00) during any fiscal year.

                                   ARTICLE 10

                                    Default

     Section 10.1 Events of Default. Each of the following shall be deemed an "Event of Default":

          (a) Borrower shall fail to pay when due the Obligations or any part thereof.

          (b) Any representation, warranty, certification or statement made or deemed made by Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at

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                                     First Amended and Restated Credit Agreement

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

     any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

          (c) Borrower or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement or any other Loan Document.

          (d) Borrower, any Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

          (e) An involuntary proceeding shall be commenced against Borrower, any Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of thirty
     (30) days.

          (f) Borrower, any Subsidiary, or any Obligated Party shall fail to discharge within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of Fifty Thousand Dollars ($50,000.00) against any of its assets or properties.

          (g) Borrower, any Subsidiary, or any Obligated Party shall fail to satisfy and discharge promptly any judgment or judgments against it for the payment of money in an aggregate amount in excess of Fifty Thousand Dollars ($50,000.00).

          (h) Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due any principal of or interest on any Debt (other than the Obligations), or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

          (i) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, any Subsidiary, any Obligated Party or any of

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                                     First Amended and Restated Credit Agreement

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

     their respective shareholders, or Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

          (j) Any of the following events shall occur or exist with respect to Borrower or any Subsidiary: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under
     Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Lender subject Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed Fifty Thousand Dollars ($50,000.00).

          (k) The occurrence of a Change of Ownership or Change of Management.

          (l) Borrower, any of its Subsidiaries, or any Obligated Party, or any of their properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within thirty (30) days from the date of entry thereof.

     Section 10.2 Remedies Upon Default. If any Event of Default shall occur, Lender may without notice terminate its Commitment to make Advances and declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of an Event of Default under SECTION 10.1(d) or Section 10.1(e), the Commitment of Lender to make Advances shall automatically terminate, and the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower. If any Event of Default shall occur, Lender may exercise all rights and remedies available to it in law or in equity, under the Loan Documents, or otherwise.

     Section 10.3 Performance by Lender. If Borrower shall fail to perform any covenant, duty, or agreement contained in any of the Loan Documents, Lender may perform or attempt to perform such covenant, duty, or agreement on behalf of Borrower. In such event, Borrower

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
shall, at the request of Lender, promptly pay any amount expended by Lender in such performance or attempted performance to Lender, together with interest thereon at the Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly agreed that Lender shall not have any liability or responsibility for the performance of any obligation of Borrower under this Agreement or any other Loan Document.

     Section 10.4 Setoff. Lender shall have the right to set off and apply against the Obligations in such manner as Lender may determine, at any time and without notice to Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Borrower whether or not the Obligations are then due. As further security for the Obligations, Borrower hereby grants to Lender a security interest in all money, instruments, and other property of Borrower now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for the Obligations, Borrower hereby grants to Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Borrower now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Borrower. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

                                   ARTICLE 11

                                 Miscellaneous

     Section 11.1 Expenses of Lender. Borrower hereby agrees to pay Lender on demand: (a) all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the fees and expenses of Lender's legal counsel, (b) all costs and expenses incurred by Lender in connection with the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of Lender's legal counsel, and (c) all other costs and expenses incurred by Lender in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, taxes, assessments, filing fees, and other charges levied by a governmental authority or otherwise payable in respect of this Agreement or any other Loan Document or in obtaining any audit or appraisal in respect of the Collateral.

     Section 11.2 Indemnification. Borrower hereby indemnifies Lender and each Affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and holds each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (a) the negotiation, execution, delivery, performance, administration, or enforcement of any of the Loan Documents, (b) any of the transactions contemplated by the Loan Documents, (c) any breach by Borrower of any representation, warranty, covenant, or other agreement contained in any of the Loan

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

Documents, (d) the presence, release, threatened release, disposal, removal, or cleanup of any Hazardous Substance located on, about, within, or affecting any of the properties or assets of Borrower or any Subsidiary or (e) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. Without limiting any provision of this Agreement or of any other Loan Document, it is the express intention of the parties hereto that each Person to be indemnified under this Section shall be indemnified from and held harmless against any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including attorneys' fees) arising out of or resulting from the sole or contributory negligence of the Person to be indemnified.

     Section 11.3 Limitation of Liability. Neither Lender nor any Affiliate, officer, director, employee, attorney, or agent of Lender shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Borrower hereby waives, releases, and agrees not to sue Lender or any of Lender's Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 11.4 Lender Not Fiduciary. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

     Section 11.5 No Waiver; Cumulative Remedies. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, including without limitation Lender's forbearance with respect to the default referred to in SECTION 8 of the Recitals above, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 11.6 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Lender. Any assignment in violation of this SECTION 11.6 shall be void.

     Section 11.7 Survival. All representations and warranties made in this Agreement or any other Loan Document or in any documentation, statement, or certificate furnished in

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them. Without prejudice to the survival of any other obligation of Borrower hereunder, the obligations of Borrower under ARTICLE 4 and SECTIONS
11.1 and 11.2 shall survive repayment of the Note and termination of the Commitment.

     Section 11.8 ENTIRE AGREEMENT; AMENDMENT AND RESTATEMENT OF TEXAS COMMERCE BANK-ARLINGTON, NATIONAL ASSOCIATION DOCUMENTS; AMENDMENT. THIS AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. Without limiting the generality of the foregoing, this Agreement and the other Loan Documents amend and restated in their entirety the documentation assigned to Lender pursuant to the Assignment of Notes and Liens described in SECTION 5.1(m) hereof. The provisions of this Agreement and the other Loan Documents to which Borrower is a party may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 11.9 Maximum Interest Rate. No provision of this Agreement or of any other Loan Document shall require the payment or the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither Borrower nor the sureties, guarantors, successors, or assigns of Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Note; and, if the principal of the Note has been paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and Lender shall, to the extent permitted by applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Note so that interest for the entire term does not exceed the Maximum Rate.

     Section 11.10 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which Borrower is a party shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to Lender pursuant to ARTICLE 2 and SECTION 3.5 shall not be effective until received by Lender.

     Section 11.11 Applicable Law; Venue; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas. Any action or proceeding against Borrower under or in connection with any of the Loan Documents may be brought in any state or federal court in Dallas County, Texas. Borrower hereby irrevocably (a) submits to the nonexclusive jurisdiction of such courts, and (b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in any such court or that any such court is an inconvenient forum. Borrower agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of SECTION 11.10. Nothing herein or in any of the other Loan Documents shall affect the right of Lender to serve process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding against Borrower or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by Borrower against Lender shall be brought only in a court located in Dallas County, Texas.

     Section 11.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     Section 11.13 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 11.14 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 11.15 Non-Application of Chapter 15 of Texas Credit Code. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

     Section 11.16 Participations. Lender shall have the right at any time and from time to time to grant participations in the Note and any other Loan Documents. Each actual or proposed

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
participant shall be entitled to receive all information received by Lender regarding the creditworthiness of Borrower, including, without limitation, information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency (whether the actual or proposed participant is subject to the circular or not).

     Section 11.17 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                            BORROWER:

                                            CRAFTMADE INTERNATIONAL, INC,
                                            a Delaware corporation

                                            By:
                                               -------------------------------
                                              Name:   James R. Ridings
                                              Title:  Chief Executive Officer

                                            Address for Notices:

                                            2700 112th Street
                                            Grand Prairie, Texas 75050

                                            Fax No.:    214-647-4872
                                            Telephone
                                            No.:        214-647-8099

                                            Attention:  Kenneth M. Cancienne
                                                        Chief Financial Officer

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

                                            LENDER:

                                            NATIONSBANK OF TEXAS, N.A.

                                            By:
                                               --------------------------
                                              Name:   Donald P. Hellman
                                              Title:  Vice President

                                            Address for Notices:

                                            901 Main Street, 7th Floor
                                            P. 0. Box 831000
                                            Dallas, Texas 75283-1000

                                            Fax No.:    214-508-0388
                                            Telephone
                                            No.:        214-508-0324

                                            Attention:  Donald P. Hellman
                                                        Vice President

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

                            CONFIRMATION OF GUARANTY

     Durocraft hereby represents, warrants, covenants and agrees to and with Lender that (1) Durocraft is aware of this Agreement and the transactions contemplated herein (this Agreement and such transactions being hereinafter collectively called the "Modification"), (2) Durocraft consents to the Modification, (3) notwithstanding the Modification, the Durocraft Guaranty shall be and remain a continuing, absolute, unconditional and irrevocable guaranty of payment and performance of the Guaranteed Indebtedness, as defined in the Durocraft Guaranty, binding and enforceable in accordance with the terms of such guaranty, and such guaranty shall not be deemed to have been terminated, impaired, modified or otherwise affected by the Modification, except that the obligations guaranteed shall include the Obligations as defined herein in addition to any other amounts included in the Guaranteed Indebtedness, and (4) there are no claims, defenses, counterclaims or offsets to the liability of Durocraft under the Durocraft Guaranty.

     EXECUTED on March, 1993, to be effective as of January 11, 1993.

                                            DUROCRAFT INTERNATIONAL, INC.,
                                            a Texas corporation

                                            By:
                                               --------------------------------
                                               James R. Ridings,
                                               Chief Executive Officer

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

                               INDEX TO EXHIBITS

Exhibit                         Description of Exhibit
-------         -------------------------------------------------------
"A"             Note
"B"             Advance Request Form
"C"             Borrowing Base Report
"D"             Security Agreement
"E"             Guaranty
"F"             Assignment of Life Insurance Policy
"G"             Guarantor Security Agreement
"H"             Covenant Compliance Certificate

                               INDEX TO SCHEDULES

Schedule                         Description of Exhibit
--------         ------------------------------------------------------
1                Locations of Collateral
2                Existing Litigation
3                Existing Debt
4                List of Subsidiaries
5                Existing Liens
6                UCC Filing Jurisdictions
7                Liens to be Released or Assigned

FOR ALL EXHIBITS EXCEPT EXHIBITS "I" AND "J" ATTACHED HERETO AND FOR ALL SCHEDULES EXCEPT SCHEDULES 1, 3 AND 4 ATTACHED HERETO, PLEASE SEE THE ORIGINAL CREDIT AGREEMENT.

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

                                  EXHIBIT "I"

                               The C/D/R Guaranty

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

                                  EXHIBIT "J"

                              The Pledge Agreement

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

                                   SCHEDULE 1
                                       TO
                                CREDIT AGREEMENT

                            Locations of Collateral

             Except for any Collateral in the possession of Lender,

                              2700 112th Street
                              Grand Prairie, Texas 75050

                   Also, an alternative address for C/D/R is,

                              300 Delaware Avenue, Suite 1704
                              Wilmington, Delaware 19801

SCHEDULE 1, Locations of Collateral -- Page 1

                                   SCHEDULE 3
                                       TO
                                CREDIT AGREEMENT

                                 Existing Debt

     1. Revolving Credit Note dated                , 199  , in the maximum
amount of $          from Borrower to C/D/R, maturing ten years from the date
thereof, bearing interest at the rate of ten percent, executed pursuant to a
Loan Agreement dated October   , 1992.

     2. Agreement dated October 1, 1992, between Craftmade and C/D/R, providing for certain royalties to be paid by Craftmade to C/D/R for the use of the trademark and trade name, "Craftmade."

SCHEDULE 3, Existing Debt -- Page 1

                                   SCHEDULE 4
                                       TO
                                CREDIT AGREEMENT

                              List of Subsidiaries


                                                                   JURISDICTION       PERCENTAGE OF STOCK
NAME OF SUBSIDIARY                                               OF INCORPORATION      OWNED BY BORROWER
----                                                             ----------------     -------------------
1.    Durocraft International, Inc.                                 Texas                            100%
      T.I.N. 75-2342081
2.    C/D/R Incorporated                                           Delaware                           95%
      T.I.N. 51-0343395

SCHEDULE 4, List of Subsidiaries -- Solo Page

                               GUARANTY AGREEMENT
                                    (C/D/R)

     WHEREAS NATIONSBANK OF TEXAS, N.A. ("Lender") has previously made a loan to Craftmade International, Inc. ("Borrower"), a Delaware corporation, in the maximum principal amount of $6,000,000.00, pursuant to that certain Credit Agreement (the "Original Credit Agreement") between Borrower and Lender, dated January 11, 1993; and

     WHEREAS Borrower and Lender desire to modify such loan, and the undersigned,C/D/R Incorporated ("Guarantor"), a Delaware corporation, the address of which is 2700 112th Street, Grand Prairie, Texas 75050, desires to facilitate such modification by providing this Guaranty Agreement (this "Guaranty Agreement") in favor of Lender;

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby irrevocably and unconditionally guarantees to Lender the full and prompt payment and performance of the Guaranteed Indebtedness (as hereinafter defined), this Guaranty Agreement being upon the following terms:

     1. The term "Guaranteed Indebtedness" as used herein means all of the "Obligations" as defined in the Credit Agreement. The term "Guaranteed Indebtedness" shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed trader any bankruptcy, insolvency, or other similar law. The Original Credit Agreement, as extended, modified or replaced from time to time, is referred to herein as the "Credit Agreement." All initially capitalized terms not specifically otherwise deemed herein shall have the meanings prescribed in the Credit Agreement.

     2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No setoff, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or which Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

     3. The obligations of Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code, as amended (or any successor statute), or to being set aside, avoided, or annulled under any applicable state or federal law relating to fraudulent or preferential transfers or obligations.

                                                   Craftmade International, Inc.
                                                      Guaranty Agreement (C/D/R)

     4. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful currency of the United States of America, and it shall not be necessary for Lender, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness.

     6. Notwithstanding anything to the contrary contained in this Guaranty Agreement, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity to assert any claim against or seek subrogation, contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise.

     7. This Guaranty Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Guaranteed Indebtedness is rescinded or must otherwise be restored or returned by Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event any Guaranteed Indebtedness is rescinded or must be restored or returned, all costs and expenses (including without limitation any legal fees and disbursements) incurred by Lender in defending or enforcing such reinstatement shall be deemed to be included as Guaranteed Indebtedness hereunder.

     8. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

     9. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a)the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender,

                                                   Craftmade International, Inc.
                                                      Guaranty Agreement (C/D/R)
exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment or release of any collateral securing any or all of the Guaranteed Indebtedness; (1) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

     10. Guarantor represents and warrants to Lender as follows:

          (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and Guarantor is qualified to do business in all jurisdictions in which the nature of the business conducted by Guarantor makes such qualification necessary and where failure to so qualify would have a material adverse effect on the business, financial condition, or operations of Guarantor.

          (b) Guarantor has the corporate power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement, and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's fights.

          (c) The execution, delivery, and performance by Guarantor of this Guaranty Agreement have been duly authorized by all requisite action on the part of Guarantor and

                                                   Craftmade International, Inc.
                                                      Guaranty Agreement (C/D/R)
     do not and will not violate or conflict with the articles of incorporation or bylaws of Guarantor or any law, rule, or regulation or any order, writ, injunction or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which Guarantor or its properties is bound.

          (d) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery or performance by Guarantor of this Guaranty Agreement or the validity or enforceability hereof.

          (e) The value of the consideration received and to be received by Guarantor as a result of Borrower and Lender entering into the modification of the Original Credit Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the modification of the Original Credit Agreement have benefitted and may reasonably be expected to benefit Guarantor directly or indirectly.

          (f) Guarantor has, independently and without reliance upon Lender and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

     11. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Credit Agreement:

          (a) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or any Event of Default or Potential Default under the Credit Agreement of which Guarantor has knowledge.

          (b) Guarantor will promptly furnish to Lender any and all such information, writings, and further assurances relating to Guarantor or this Guaranty Agreement as Lender may from time to time request.

          (c) Guarantor will from time to time obtain any and all authorizations, licenses, consents, or approvals as may now or hereafter be necessary or desirable under applicable laws or regulations or otherwise in connection with the execution, delivery, and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

          (d) Guarantor will at all times own directly or indirectly and free and clear of all liens or encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as Guarantor owns directly or indirectly on the date hereof.

                                                   Craftmade International, Inc.
                                                      Guaranty Agreement (C/D/R)

     12. Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor, whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by Lender, including without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including without limitation other rights of setoff) which Lender may have.

     13. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities at their inception have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. With respect to the Subordinated Indebtedness, Guarantor hereby agrees as follows:

          (a) The Subordinated Indebtedness shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of Guarantor under this Guaranty Agreement and may be applied by Lender against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion. Upon the request of Lender, Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender may request to perfect, preserve, and enforce its rights hereunder.

          (b) Any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are

                                                   Craftmade International, Inc.
                                                      Guaranty Agreement (C/D/R)
     hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

          (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion.

          (d) All promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

     14. No amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     15. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or any others (including Guarantor) with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of Guarantor against Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     16. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement shall be binding not only on Guarantor but also on Guarantor's successors and assigns.

                                                   Craftmade International, Inc.
                                                      Guaranty Agreement (C/D/R)

     17. Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in continuing to make extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in entering into the modification of the Original Credit Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

     18. This Guaranty Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     19. Guarantor shall pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Lender in connection with the administration, enforcement and collection of this Guaranty Agreement.

     20. Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, notice of intent to accelerate, notice of acceleration, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

     21. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

     22. Guarantor hereby represents and warrants to Lender that Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and that Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to Guarantor either now or in the future.

     23. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY,

                                                   Craftmade International, Inc.
                                                      Guaranty Agreement (C/D/R)

SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

     24. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     EXECUTED as of the 11th day of January, 1993.

                                            GUARANTOR:

                                            C/D/R INCORPORATED,
                                            a Delaware corporation

                                            By:
                                              Name:   Terry L. Culbertson
                                              Title:  President

                                            Address:

                                            2700 112th Street
                                            Grand Prairie, Texas 75050

                                            Fax No.:        214-647-4872
                                            Telephone No.:  214-647-8099

                                            Attention:   Terry L. Culbertson
                                                         President

                                            Craftmade International, Inc.
                                            Guaranty Agreement (C/D/R)

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement") is dated as of January 11, 1993 and is by and between CRAFTMADE INTERNATIONAL, INC. ("Borrower"), a Delaware corporation, and DUROCRAFT INTERNATIONAL, INC. ("Durocraft"), a Texas corporation, both of whose address is 2700 112th Street, Grand Prairie, Texas 75050, and NATIONSBANK OF TEXAS, N.A. ("Secured Party"), whose address is 901 Main Street, 7th Floor, P.O. Box 831000, Dallas, Texas 75283-1000.

                                   RECITALS:

     A. Secured Party has previously made a loan to Borrower in the maximum principal amount of $6,000,000.00, pursuant to that certain Credit Agreement (the "Original Credit Agreement") between Borrower and Secured Party, dated January 11, 1993.

     B. Borrower and Secured Party desire to modify such loan to provide for, among other things, the execution and delivery of this Agreement by Borrower and Durocraft to Secured Party.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  AGREEMENTS:

     The Original Credit Agreement, as extended, modified, or replaced from time to time, is referred to herein as the "Credit Agreement." Except as otherwise specified, "Pledgor" as used herein shall mean Borrower and Durocraft collectively, individually, jointly and severally. All initially capitalized terms not specifically otherwise defined herein shall have the meanings prescribed in the Credit Agreement.

                                   ARTICLE 1

                          Security Interest and Pledge

     Section 1.1 Security Interest and Pledge. As collateral security for the prompt payment in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise) and present and future obligations of Pledgor under this Agreement, Pledgor hereby pledges and grants to Secured Party a first priority security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

                                                   Craftmade International, Inc.
                                                                Pledge Agreement

          a. All of Pledgor's shares of capital stock in C/D/R/ Incorporated (the "Corporation"), a Delaware corporation, now owned or hereafter acquired, including, without limitation, the shares of common capital stock
     of evidenced by certificate number                ; and

          b. All products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of any such stock.

                                   ARTICLE 2

                         Representations and Warranties

     Pledgor represents and warrants to Secured Party that:

     Section 2.1 Title. Pledgor owns, and with respect to Collateral acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third Person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

     Section 2.2 Organization and Authority. Borrower and Durocraft each is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Borrower and Durocraft each has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement, and the execution, delivery, and performance of by Borrower and Durocraft each of its obligations under this Agreement have been duly authorized by all necessary corporate action and do not and will not violate or conflict with the articles of incorporation or bylaws of Borrower or Durocraft or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement binding on either Borrower or Durocraft or any property of either of them.

     Section 2.3 Principal Place of Business. The principal place of business and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown at the beginning of this Agreement.

     Section 2.4 Litigation. There is no litigation, investigation, or governmental proceeding pending or threatened against either Borrower or Durocraft or any property of either of them which if adversely determined would have a material adverse

                                                   Craftmade International, Inc.
                                                                Pledge Agreement
effect on the Collateral or the financial condition, operations, or business of Borrower or Durocraft.

     Section 2.5 Percentage of Stock. The Collateral constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock in the Corporation.

     Section 2.6 First Priority Perfected Security Interest. This Agreement, together with the delivery to Lender of the Collateral, creates in favor of Secured Party a perfected, first priority security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

     Section 2.7 Holding Period. The Collateral has been beneficially owned by Pledgor and the purchase price for the Collateral has been paid in full since the Corporation came into existence on October 2, 1992. For purposes of this provision, in calculating the period of Pledgor's fully paid beneficial ownership, Pledgor is excluding the period, if any, that Pledger had a "short position" in, or any put or other option to sell, any shares of the same class of securities as the Collateral or any securities convertible into any such shares.

                                   ARTICLE 3

                       Affirmative and Negative Covenants

     Pledgor covenants and agrees with Secured Party that:

     Section 3.1 Delivery. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Secured Party all certificate(s) identified in SECTION 1.1(a) hereof, accompanied by undated stock powers duly executed in blank.

     Section 3.2 Encumbrances. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder, and shall defend Pledgor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all Persons.

     Section 3.3 Sale of Collateral. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party.

     Section 3.4 Distributions. If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or

                                                   Craftmade International, Inc.
                                                                Pledge Agreement
issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with any appropriate endorsement of Pledgor and appropriate undated stock powers duly executed in blank, to be held by Secured Party as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Secured Party to be held by it as additional Collateral for the Obligations subject to the terms hereof; and if any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to Secured Party to be held by it as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Secured Party, be held by Pledgor in trust as additional security for the Obligations.

     Section 3.5 Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further actions as Secured Party may deem necessary or desirable to preserve or perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including without limitation the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends under SECTION 4.03 hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to Secured Party such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by Secured Party pursuant to the terms of this Agreement. Secured Party shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     Section 3.6 Inspection Rights. Pledgor shall permit Secured Party and its representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as Secured Party may desire.

     Section 3.7 Taxes. Pledgor agrees to pay or discharge prior to delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

                                                   Craftmade International, Inc.
                                                                Pledge Agreement

     Section 3.8 Notification. Pledger shall promptly notify Secured Party of
(i) any Lien, security interest, encumbrance, or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral and
(iii) the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

     Section 3.9 Books and Records; Information. Pledgor shall keep accurate and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral, the Corporation, and Pledgor as Secured Party may request. Pledgor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

     Section 3.10 Compliance with Agreements. Pledgor shall comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

     Section 3.11 Compliance with Laws. Pledgor shall comply in all material respects with all applicable laws, rules, regulations, and orders of any court, governmental authority or arbitrator.

     Section 3.12 Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of capital stock of the issuer of the Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

     Section 3.13 Provide Information. Pledgor shall fully cooperate, to the extent requested by Secured Party, in the completion of any notice, form, schedule, or other document filed by Secured Party on its own behalf or on behalf of Pledgor, including without limitation any required notice or statement of beneficial ownership or of the acquisition of beneficial ownership of equity securities constituting part of the Collateral or any notice of proposed sale of any such securities pursuant to Rule 144 as promulgated by the SEC under the Securities Act of 1933, as amended. Without limiting the generality of the foregoing, Pledgor shall furnish to Secured Party any and all information which Secured Party may reasonably request for purposes of any such filing regarding Pledgor, the Collateral, and any issuer of any of the Collateral, and Pledger shall disclose to Secured Party all material adverse information known by Pledgor with respect to the operations of any issuer of any of the Collateral.

     Section 3.14 Notification of Changes in Beneficial Ownership. Pledgor shall promptly notify Secured Party of any sale of securities of the Corporation by Pledgor or by any other Person and shall furnish promptly to Secured Party a copy of any Form 144 filed in respect of any such sale. In addition, if Pledgor or any other Person shall file with the SEC form or other document reporting any change in the beneficial ownership of the stock of the Corporation, Pledgor shall promptly furnish to Secured Party a copy of such form or document.

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

     Section 3.15 Restriction on Sales after Default. Pledgor shall not sell or suffer or permit any Person to sell any shares of the same class of securities as the Collateral at any time after any Event of Default or Potential Default shall have occurred.

                                   ARTICLE 4

                      Rights of Secured Party and Pledgor

     Section 4.1 Power of Attorney. Pledgor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof as Pledgor's true and lawful attorney-in-fact, coupled with an interest, with full power of substitution and with full, irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Secured Party's discretion, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under SECTIONS 4.2 and 4.3 hereof), without notice to or the consent of Pledgor:

          a. To demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

          b. To pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

          c. (i) To direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (iv) to commence and prosecute any suit, actions, or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine;
     (viii) to add or release any guarantor, indorser, surety, or other party to

                                                   Craftmade International, Inc.
                                                                Pledge Agreement
any of the Collateral or the obligations; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (x) to insure any of the Collateral; (xi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and from time to time to do, at Secured Party's option and Pledgor's expense, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein; and (xii) to complete, execute and file with the SEC one or more notices of proposed sale of securities pursuant to Rule 144.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact, including without limitation any negligent acts or omissions by Secured Party, except acts or omissions resulting from willful misconduct by Secured Party. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral.

     Section 4.2 Voting Rights. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement. Secured Party shall execute and deliver to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting rights which it is entitled to exercise pursuant to this section.

     Section 4.3 Dividends. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to receive and retain any dividends on the Collateral paid in cash out of earned surplus to the extent and only to the extent that such dividends are permitted by the Credit Agreement.

     Section 4.4 Performance by Secured Party. If Pledgor fails to perform or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Pledgor to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

     Section 4.5 Setoff; Property Held by Secured Party. Secured Party shall have the right to set off and apply against the Obligations, at any time and without notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Secured Party to Pledgor whether or not the Obligations are then due. As additional security for the Obligations, Pledgor hereby grants Secured Party a security

                                                   Craftmade International, Inc.
                                                                Pledge Agreement
interest in all money, instruments, and other property of Pledgor now or hereafter held by Secured Party, including, without limitation, property held in safekeeping. In addition to Secured Party's right of setoff and as further security for the Obligations, Pledgor hereby grants Secured Party a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter maintained with Secured Party and all other sums at any time credited by or owing from Secured Party to Pledgor. The rights and remedies of Secured Party hereunder are in addition to other rights and remedies (including without limitation other rights of setoff) which Secured Party may have.

     Section 4.6 Secured Party's Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Secured Party hereunder, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Secured Party shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Secured Party takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Secured Party in complying with any such request by Pledgor, and no refusal by Secured Party to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

     Section 4.7 Assignment by Secured Party. Secured Party may at any time and from time to time assign the Obligations and the Collateral or any portion of them, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.

                                   ARTICLE 5

                                    Default

     Section 5.1 Rights and Remedies. If any Event of Default shall occur, Secured Party shall have the following rights and remedies:

          a. In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may do any or all of the following: (i) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof; (ii) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery; or (iii) bid and become a purchaser at any sale free of any right or equity of redemption in Pledger, which right or equity is hereby expressly waived and released by

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                                        8

     Pledgor. Upon request by Secured Party, Pledgor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Pledgor and Secured Party. Pledgor agrees that Secured Party shall not be obligated to give more than five (5) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like and all attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral and any and all other collateral or security for the Obligations.

          b. Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

          c. Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          d. Secured Party shall have the right, but shall not be obligated, to exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to Secured Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party.

          e. Pledgor hereby acknowledges and confirms that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Secured Party shall be under no obligation to delay a sale of any of the Collateral for any period of time

                                                   Craftmade International, Inc.
                                                                Pledge Agreement
     necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

          f. If Secured Party determines that it will sell all or part of the Collateral pursuant to SECTION 5.1 hereof and if, in the opinion of Secured Party it is necessary or advisable to have the Collateral, or that portion thereof to be sold, registered under the Securities Act of 1933, as amended, Pledgor will, at Pledgor's expense, cause each issuer of the Collateral, or that portion thereof to be sold, to execute and deliver, and cause the directors and officers of each such issuer to execute and deliver all such instruments and documents and cause such issuer(s), directors, and officers to do or cause to be done all such other acts and things as may be necessary or, in Secured Party's opinion, advisable to register the Collateral, or that portion thereof to be sold, under the Securities Act of 1933, as amended, and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral, or that portion thereof to be sold, and to make all amendments thereto and to the related prospectus that, in Secured Party's opinion, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the SEC applicable thereto. Pledgor agrees to cause each issuer of the Collateral, or that portion thereof to be sold, to comply with Securities Act of 1933, as amended, and the blue sky laws of any jurisdiction that Secured Party shall designate and cause each such issuer to make available to its security holders, as soon as practical, an earnings statement (which need not be audited) that will satisfy the provisions of the Securities Act of 1933, as amended.

          g. On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                                   ARTICLE 6

                                 Miscellaneous

     Section 6.1 Expenses; Indemnification. Pledgor agrees to pay on demand all costs and expenses incurred by Secured Party in connection with the preparation, negotiation, and execution of this Agreement and any and all amendments, modifications, and supplements hereto. Pledgor agrees to pay and to hold Secured Party harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Pledgor hereby indemnifies Secured Party and each affiliate thereof and their respective officers, directors, employees, attorneys, and agents from and holds each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (i) the negotiation, execution, delivery, performance, administration, or enforcement of this Agreement, (ii) any of the transactions contemplated by this Agreement, (iii) any breach by Pledgor of any representation, warranty, covenant, or other agreement contained in this Agreement, or (iv) any investigation,

                                                   Craftmade International, Inc.
                                                                Pledge Agreement
litigation, or other proceeding, including without limitation any threatened investigation, litigation, or other proceeding relating to any of the foregoing. Without limiting any provision of this Agreement or any other instrument, or agreement securing, evidencing, or relating to the Obligations or any part thereof, it is the express intention of the parties hereto that each person or entity to be indemnified under this section shall be indemnified from and held harmless against any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) arising out of or resulting from the sole or contributory negligence of the person or entity to be indemnified.

     Section 6.2 No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 6.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

     Section 6.4 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 6.5 Notices. All notices and other communications provided for in this Agreement shall be given or made by telex, telegraph, telecopy, cable or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or as to any party, at such other address as shall be designated by such party in a notice to the other party given in accordance with this section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

                                                   Craftmade International, Inc.
                                                                Pledge Agreement

     Section 6.6 Applicable Law; Venue; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas. Any action or proceeding against Pledgor under or in connection with this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof may be brought in any state or federal court in Dallas County, Texas. Pledgor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Pledgor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of SECTION 6.5 of this Agreement. Nothing in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof shall affect the right of Secured Party to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring any action or proceeding against Pledgor or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by Pledgor against Secured Party shall be brought only in a court located in Dallas County, Texas.

     Section 6.7 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 6.8 Survival. All representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties of Pledgor herein or the right of Secured Party to rely upon them.

     Section 6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.11 Construction. Pledgor and Secured Party acknowledge that each of them has been afforded an opportunity to review this Agreement with legal counsel of its own choice and that this Agreement shall be construed as if jointly drafted by Pledgor and Secured Party.

     Section 6.12 Obligations Absolute. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including without limitation any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement
instrument evidencing, securing, or otherwise relating to the Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

     Section 6.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                            PLEDGOR:

                                            CRAFTMADE INTERNATIONAL, INC.

                                            By:
                                                Name:   James R. Ridings
                                                Title:  Chief Executive Officer

                                            DUROCRAFT INTERNATIONAL, INC.

                                            By:
                                                Name:   James R. Ridings
                                                Title:  Chief Executive Officer

                                            Address for Notices:

                                            2700 112th Street
                                            Grand Prairie, Texas 75050

                                            Fax No.:          214-647-4872
                                            Telephone No.:    214-647-8099

                                            Attention:  Kenneth M. Cancienne
                                                        Chief Financial Officer

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

                                            SECURED PARTY:

                                            NATIONSBANK OF TEXAS, N.A.

                                            By:
                                               ---------------------------
                                               Name:  Donald P. Hellman
                                               Title: Vice President

                                            Address for Notices:

                                            901 Main Street, 7th Floor
                                            P. O. Box 831000
                                            Dallas, Texas 75283-1000

                                            Fax No.:          214-508-0388
                                            Telephone No.:    214-508-0324

                                            Attention:  Donald P. Hellman
                                                        Vice President

                                                   Craftmade International, Inc.
                                     First Amended and Restated Credit Agreement

                                  STOCK POWER

     For full and adequate consideration received, DUROCRAFT INTERNATIONAL, INC. ("Seller"), a Texas corporation, hereby sells, assigns and transfers to
                          ,                  (     ) shares of the common stock
of C/D/R Incorporated (the "Corporation"), a Delaware corporation, evidenced by
Certificate No.       , now registered on the books of the Corporation in the
name of Seller. Seller hereby irrevocably constitutes and appoints as Seller's attorney-in-fact coupled with an interest,
to transfer the aforesaid stock on the books of the Corporation.

     DATED this        day of March, 1993.

                                            DUROCRAFT INTERNATIONAL, INC.

                                            By:
                                               -------------------------------
                                               Name:   James R. Ridings
                                               Title:  Chief Executive Officer

STATE OF TEXAS             )
                           )
COUNTY OF                  )
         ----------------  )

     Before me,                           , a notary public, on this day
personally appeared JAMES R. RIDINGS, Chief Executive Officer of Durocraft International, Inc., a Texas corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same on behalf of such corporation, in such capacity and for the purposes and consideration therein expressed.

     Given under my hand and seal of office this        day of March, 1993.

(SEAL)
                                                 --------------------------------
                                                 Notary Public in and for
                                                 the State of Texas

My Commission Expires:
                                                 ----------------------------------
                                                 Notary Public Printed or Typed Name

                                                   Craftmade International, Inc.
                                                                Pledge Agreement

                                  STOCK POWER

     For full and adequate consideration received, CRAFTMADE INTERNATIONAL, INC. ("Seller"), a Delaware corporation, hereby sells, assigns and transfers to
                          ,                  (     ) shares of the common stock
of C/D/R Incorporated (the "Corporation"), a Delaware corporation, evidenced by
Certificate No.       , now registered on the books of the Corporation in the
name of Seller. Seller hereby irrevocably constitutes and appoints as Seller's attorney-in-fact coupled with an interest,
to transfer the aforesaid stock on the books of the Corporation.

     DATED this        day of March, 1993.

                                            CRAFTMADE INTERNATIONAL, INC.

                                            By:
                                               --------------------------------
                                               Name:   James R. Ridings
                                               Title:  Chief Executive Officer

STATE OF TEXAS          )
                        )
COUNTY OF               )
          ------------  )

     Before me,                           , a notary public, on this day
personally appeared JAMES R. RIDINGS, Chief Executive Officer of Craftmade International, Inc., a Delaware corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same on behalf of such corporation, in such capacity and for the purposes and consideration therein expressed.

     Given under my hand and seal of office this        day of March, 1993.

(SEAL)
                                                 ------------------------------------
                                                 Notary Public in and for
                                                 the State of Texas

My Commission Expires:
                                                 ------------------------------------
                                                 Notary Public Printed or Typed Name

                                                   Craftmade International, Inc.
                                                                Pledge Agreement

                       CERTIFICATE OF CORPORATE OFFICERS
                                  (Craftmade)

     The undersigned hereby certifies that the undersigned is now, and at all times mentioned herein has been, the duly elected, qualified, and acting Secretary of CRAFTMADE INTERNATIONAL, INC. (the "Corporation"), a Delaware corporation, and, as such officer, the undersigned has access to the records of the Corporation, which records reflect that:

     1. Resolutions. The Resolutions attached as EXHIBIT A hereto and incorporated herein by reference constitute a true and correct copy of resolutions which have been duly adopted by the board of directors of the Corporation in compliance with, and not in contravention of, the articles of incorporation and bylaws of the Corporation; none of such resolutions have been repealed or modified in any respect, and all such resolutions are in full force and effect as of the execution hereof.

     2. Incumbency. The following named individuals are the duly elected, qualified and acting officers of the Corporation, holding the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true, authentic signatures.

        NAME                       TITLE                  SPECIMEN SIGNATURE
---------------------     ------------------------     -------------------------
James R. Ridings          Chief Executive Officer
                                                       -------------------------
Kenneth M. Cancienne      Chief Financial Officer
                                                       -------------------------
Terry L. Culbertson       Secretary
                                                       -------------------------

     3. Articles and Bylaws. The Articles of Incorporation and Bylaws of the Corporation have not been repealed, terminated, amended, modified, supplemented or replaced between January 11, 1993 and the execution hereof.

     4. Shareholders. The shareholders of the Corporation and their respective stock ownership positions have not changed between January 11, 1993 and the execution hereof.

     5. Corporate Standing, Taxes and Authority. The Corporation is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and is duly authorized and qualified to do business in the State of Texas, and all taxes, assessments and franchise fees due of the Corporation have been fully paid. The execution and delivery of the documents described in the attached resolutions will not violate any provision of the articles of incorporation and bylaws of the Corporation.

                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)

     IN WITNESS WHEREOF, I have duly executed this Certificate to be effective as of the 11th day of January, 1993.

                                            SECRETARY:

                                            ------------------------------------
                                            Terry L. Culbertson

     I, James R. Ridings, hereby certify that I am now the duly elected, qualified and acting President of the Corporation; that the person executing and delivering the foregoing Certificate (herein so called) is the duly elected, qualified and acting officer of the Corporation as indicated in the Certificate; that the signature set forth above beside each person's name is each person's correct signature; and that the certifications set forth above are true and correct as of the date hereof.

                                            PRESIDENT:

                                            ------------------------------------
                                            James R. Ridings
STATE OF TEXAS        )
COUNTY OF             )
         ------------ )

     This instrument was acknowledged before me on March   , 1993, by TERRY L.
CULBERTSON.

     (NOTARY STAMP)
                                            ------------------------------------
                                            Notary Public, State of Texas

My Commission Expires:
                                            ------------------------------------
                                            Printed Name

                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)

STATE OF TEXAS           )
COUNTY OF                )
         --------------- )

     This instrument was acknowledged before me on March   , 1993, by JAMES R.
RIDINGS.

     (NOTARY STAMP)
                                            -----------------------------------
                                            Notary Public, State of Texas

My Commission Expires:
                                            -----------------------------------
                                            Printed Name

                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)

                                   EXHIBIT A

                                  RESOLUTIONS

     WHEREAS Craftmade International, Inc. (the "Corporation"), a Delaware corporation, previously obtained a loan (the "Loan") from NationsBank of Texas, N.A. ("Lender") in the maximum principal amount of Six Million and No/100 Dollars ($6,000,000.00);

     WHEREAS it is proposed that the Corporation execute and deliver to Lender a certain First Amended and Restated Credit Agreement (the "Restated Agreement") modifying the Credit Agreement originally executed between the Corporation and Lender with respect to the Loan and a certain Pledge Agreement pledging to Lender all of the Stock of the Corporation in C/D/R Incorporated ("C/D/R"), a Delaware corporation, together with any and all such other security agreements, financing statements and other documents, instruments, agreements and further assurances (collectively, the "Security Instruments") as may be necessary or desirable to further secure the payment of the Loan and any other amounts advanced by Lender to the Corporation;

     WHEREAS the forms of the Restated Agreement, the Pledge Agreement and other proposed Security Instruments to be executed by the Corporation have been submitted and reviewed by the directors of the Corporation; and

     WHEREAS the Board of Directors of the Corporation has determined that it is in the best interest of the Corporation to obtain the modification of the Loan;

     NOW, THEREFORE, IT IS RESOLVED that the execution and delivery of the Restated Agreement, the Pledge Agreement and the other proposed Security Instruments be, and is hereby, authorized and approved, and that the President or any Vice President of the Corporation, each acting individually without joinder of any other officer of the Corporation be, and each is hereby, authorized, empowered and directed to execute for and on behalf and in the name of the Corporation the Restated Agreement, the Pledge Agreement and all other documents, instruments, agreements or further assurances, including without limitation the Security Instruments, and any other writings necessary or desirable to effect the modification of the Loan, with such changes in the terms, conditions and provisions thereof as the officer executing the same shall, in such officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation, such officer's signature being conclusive evidence that such officer did so deem any such changes to be necessary or desirable and in the best interest of the Corporation, and such officer's signature shall be conclusive evidence of the Corporation's approval of the same and of the binding effect of such writings on the Corporation; and

     RESOLVED, FURTHER, that the President or any Vice President of the Corporation, acting individually without joinder of any other officer of the Corporation, be, and each is hereby, authorized, empowered and directed to perform all acts and do all things which such officer, in such officer's sole discretion, may deem necessary or desirable to effect the

                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)
modification of the Loan, with such modifications, amendments or further guaranties, security agreements, financing statements, certificates and other documents, instruments or agreements as such officer, in such officer's sole discretion, may deem necessary or desirable and in the best interest of the Corporation, such officer's taking of any such action for and on behalf and in the name of the Corporation, or such officer's execution and delivery, for and on behalf and in the name of the Corporation, of any such agreement, instrument or document, to be conclusive evidence that such officer did so deem the same to be necessary or desirable and in the best interest of the Corporation; and

     RESOLVED, FURTHER, that the Secretary or any Assistant Secretary of the Corporation be, and each is hereby, authorized, empowered and directed to certify, seal and attest any documents which such officer may deem necessary or appropriate to consummate the transactions contemplated by the Security Instruments; but such certification, seal or attestation shall not be required for the validity of the particular document; and

     RESOLVED, FURTHER, that any and all transactions with Lender by any of the officers, directors or representatives of the Corporation, for and on behalf and in the name of the Corporation, prior to the adoption of the foregoing resolutions, including without limitation the application for the modification of the Loan and the negotiation of such modification and of the terms of the Security Instruments, be, and are hereby, ratified, confirmed and approved in all respects for all purposes; and

     RESOLVED, FURTHER, that the foregoing powers and authorizations shall continue in full force and effect until written notice of revocation has been given to Lender and a receipt obtained therefor. All of the statements and agreements contained herein are hereby reaffirmed and ratified as of the date of execution and delivery hereof to Lender.

     EXECUTED to be effective as of the 11th day of January, 1993, but actually
signed on March   , 1993.

                                            ------------------------------------
                                            Secretary

                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)

                       CERTIFICATE OF CORPORATE OFFICERS
                                  (Durocraft)

     The undersigned hereby certifies that the undersigned is now, and at all times mentioned herein has been, the duly elected, qualified, and acting Secretary of DUROCRAFT INTERNATIONAL, INC. (the "Corporation"), a Texas corporation, and, as such officer, the undersigned has access to the records of the Corporation, which records reflect that:

     1. Resolutions. The Resolutions attached as EXHIBIT A hereto and incorporated herein by reference constitute a true and correct copy of resolutions which have been duly adopted by the board of directors of the Corporation in compliance with, and not in contravention of, the articles of incorporation and bylaws of the Corporation; none of such resolutions have been repealed or modified in any respect, and all such resolutions are in full force and effect as of the execution hereof.

     2. Incumbency. The following named individuals are the duly elected, qualified and acting officers of the Corporation, holding the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true, authentic signatures.

         NAME                       TITLE                 SPECIMEN SIGNATURE
----------------------    -------------------------    ------------------------
James R. Ridings          Chief Executive Officer
                                                       ------------------------
Kenneth M. Cancienne      Chief Financial Officer
                                                       ------------------------
Terry L. Culbertson       Secretary
                                                       ------------------------

     3. Articles and Bylaws. The Articles of Incorporation and Bylaws of the Corporation have not been repealed, terminated, amended, modified, supplemented or replaced between January 11, 1993 and the execution hereof.

     4. Shareholders. The shareholders of the Corporation and their respective stock ownership positions have not changed between January 11, 1993 and the execution hereof.

     5. Corporate Standing, Taxes and Authority. The Corporation is a duly organized and validly existing corporation in good standing under the laws of the State of Texas and is duly authorized and qualified to do business in the State of Texas, and all taxes, assessments and franchise fees due of the Corporation have been fully paid. The execution and delivery of the documents described in the attached resolutions will not violate any provision of the articles of incorporation and bylaws of the Corporation.

                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)

     IN WITNESS WHEREOF, I have duly executed this Certificate to be effective as of the 11th day of January, 1993.

                                            SECRETARY:

                                            ------------------------------------
                                            Terry L. Culbertson

     I, James R. Ridings, hereby certify that I am now the duly elected, qualified and acting President of the Corporation; that the person executing and delivering the foregoing Certificate (herein so called) is the duly elected, qualified and acting officer of the Corporation as indicated in the Certificate; that the signature set forth above beside each person's name is each person's correct signature; and that the certifications set forth above are true and correct as of the date hereof.

                                            PRESIDENT:

                                            ------------------------------------
                                            James R. Ridings
STATE OF TEXAS             )
COUNTY OF                  )
         ----------------- )
     This instrument was acknowledged before me on March   , 1993, by TERRY L.
CULBERTSON.

     (NOTARY STAMP)
                                         --------------------------------------
                                            Notary Public, State of Texas

My Commission Expires:
                                         --------------------------------------
                                            Printed Name

                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)

STATE OF TEXAS          )
COUNTY OF               )
         -------------- )

     This instrument was acknowledged before me on March   , 1993, by JAMES R.
RIDINGS.

     (NOTARY STAMP)
                                            ------------------------------------
                                            Notary Public, State of Texas

My Commission Expires:
                                            ------------------------------------
                                            Printed Name

                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)

                                   EXHIBIT A

                                  RESOLUTIONS

     WHEREAS Craftmade International, Inc. ("Borrower"), a Delaware corporation, previously obtained a loan (the "Loan") from NationsBank of Texas, N.A. ("Lender") in the maximum principal amount of Six Million and No/100 Dollars ($6,000,000.00), and the payment and performance of the Loan and related obligations were guaranteed by Durocraft International, Inc. (the "Corporation") pursuant to a certain Guaranty Agreement executed and delivered to Lender by the Corporation;

     WHEREAS it is proposed that a First Amended and Restated Credit Agreement be executed between Borrower and Lender in order to modify the Loan, and in connection with such modification, it is further proposed that the Corporation execute and deliver to Lender a certain Pledge Agreement pledging to Lender all of the stock of the Corporation in C/D/R. Incorporated, a Delaware corporation, and a certain Confirmation of Guaranty confirming that the original Guaranty Agreement shall remain in full force and effect and shall not be terminated or impaired by the modification of the Loan, together with any and all other guaranties, security agreements, financing statements and other documents, instruments, agreements and further assurances (collectively, the "Security Instruments") as may be necessary or desirable to further secure the payment of the Loan and any other amounts advanced by Lender to Borrower or the Corporation;

     WHEREAS the forms of the Pledge Agreement, the Confirmation of Guaranty and other proposed Security Instruments to be executed by the Corporation have been submitted and reviewed by the directors of the Corporation; and

     WHEREAS the Board of Directors of the Corporation has determined that it is in the best interest of the Corporation to facilitate the modification of the Loan;

     NOW, THEREFORE, IT IS RESOLVED that the execution and delivery of the Pledge Agreement, the Confirmation of Guaranty and the other proposed Security Instruments be, and is hereby, authorized and approved, and that the President or any Vice President of the Corporation, each acting individually without joinder of any other officer of the Corporation be, and each is hereby, authorized, empowered and directed to execute for and on behalf and in the name of the Corporation the Pledge Agreement, the Confirmation of Guaranty and all other documents, instruments, agreements or further assurances, including without limitation the Security Instruments, and any other writings necessary or desirable to effect the modification of the Loan, with such changes in the terms, conditions and provisions thereof as the officer executing the same shall, in such officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation, such officer's signature being conclusive evidence that such officer did so deem any such changes to be necessary or desirable and in the best interest of the

                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)

Corporation, and such officer's signature shall be conclusive evidence of the Corporation's approval of the same and of the binding effect of such writings on the Corporation; and

     RESOLVED, FURTHER, that the President or any Vice President of the Corporation, acting individually without joinder of any other officer of the Corporation, be, and each is hereby, authorized, empowered and directed to perform all acts and do all things which such officer, in such officer's sole discretion, may deem necessary or desirable to effect the modification of the Loan, with such modifications, amendments or further guaranties, security agreements, financing statements, certificates and other documents, instruments or agreements as such officer, in such officer's sole discretion, may deem necessary or desirable and in the best interest of the Corporation, such officer's taking of any such action for and on behalf and in the name of the Corporation, or such officer's execution and delivery, for and on behalf and in the name of the Corporation, of any such agreement, instrument or document, to be conclusive evidence that such officer did so deem the same to be necessary or desirable and in the best interest of the Corporation; and

     RESOLVED, FURTHER, that the Secretary or any Assistant Secretary of the Corporation be, and each is hereby, authorized, empowered and directed to certify, seal and attest any documents which such officer may deem necessary or appropriate to consummate the transactions contemplated by the Security Instruments; but such certification, seal or attestation shall not be required for the validity of the particular document; and

     RESOLVED, FURTHER, that any and all transactions with Lender by any of the officers, directors or representatives of the Corporation, for and on behalf and in the name of the Corporation, prior to the adoption of the foregoing resolutions, including without limitation the application for the modification of the Loan and the negotiation of such modification and of the terms of the Security Instruments, be, and are hereby, ratified, confirmed and approved in all respects for all purposes; and

     RESOLVED, FURTHER, that the foregoing powers and authorizations shall continue in full force and effect until written notice of revocation has been given to Lender and a receipt obtained therefor. All of the statements and agreements contained herein are hereby reaffirmed and ratified as of the date of execution and delivery hereof to Lender.

     EXECUTED to be effective as of the 11th day of January, 1993, but actually
signed on March   , 1993.

                                            ------------------------------------
                                            Secretary

                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)

                       CERTIFICATE OF CORPORATE OFFICERS
                                    (C/D/R)

     The undersigned hereby certifies that the undersigned is now, and at all times mentioned herein has been, the duly elected, qualified, and acting Secretary of C/D/R INCORPORATED (the "Corporation"), a Delaware corporation, and, as such officer, the undersigned has access to the records of the Corporation, which records reflect that:

     1. Resolutions. The Resolutions attached as EXHIBIT A hereto and incorporated herein by reference constitute a true and correct copy of resolutions which have been duly adopted by the board of directors of the Corporation in compliance with, and not in contravention of, the articles of incorporation and bylaws of the Corporation; none of such resolutions have been repealed or modified in any respect, and all such resolutions are in full force and effect as of the execution hereof.

     2. Incumbency. The following named individuals are the duly elected, qualified and acting officers of the Corporation, holding the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true, authentic signatures.

        NAME                    TITLE                   SPECIMEN SIGNATURE
---------------------        -----------        ----------------------------------
Terry L. Culbertson          President
                                                ----------------------------------
John P. Garniewski           Secretary
                                                ----------------------------------

     3. Articles and Bylaws. Attached hereto as EXHIBIT B is a true, correct and complete copy of the bylaws of the Corporation.

     4. Shareholders. All of the shareholders of the Corporation and their respective stock ownership positions are as indicated on EXHIBIT C attached hereto and incorporated herein by reference.

     5. Corporate Standing, Taxes and Authority. The Corporation is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and is duly authorized and qualified to do business in the State of Texas, and all taxes, assessments and franchise fees due of the Corporation have been fully paid. The execution and delivery of the documents described in the attached resolutions will not violate any provision of the articles of incorporation and bylaws of the Corporation.

                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

     IN WITNESS WHEREOF, I have duly executed this Certificate to be effective as of the 11th day of January, 1993.

                                            SECRETARY:

                                            ------------------------------------
                                            John P. Garniewski

     I, Terry L. Culbertson, hereby certify that I am now the duly elected, qualified and acting President of the Corporation; that the person executing and delivering the foregoing Certificate (herein so called) is the duly elected, qualified and acting officer of the Corporation as indicated in the Certificate; that the signature set forth above beside each person's name is each person's correct signature; and that the certifications set forth above are true and correct as of the date hereof.

                                            PRESIDENT:

                                            ------------------------------------
                                            Terry L. Culbertson
STATE OF DELAWARE    )
COUNTY OF            )
-----------------    )

     This instrument was acknowledged before me on March   , 1993, by JOHN P.
GARNIEWSKI.

               (NOTARY STAMP)                    --------------------------------------------
                                                 Notary Public, State of Texas
My Commission Expires:
                                                 --------------------------------------------
                                                 Printed Name

                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

STATE OF TEXAS    )
COUNTY OF         )
--------------    )

     This instrument was acknowledged before me on March   , 1993, by TERRY L.
CULBERTSON.

               (NOTARY STAMP)                    --------------------------------------------
                                                 Notary Public, State of Texas
My Commission Expires:
                                                 --------------------------------------------
                                                 Printed Name

                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

                                   EXHIBIT A

                                  RESOLUTIONS

     WHEREAS Craftmade International, Inc. ("Borrower"), a Delaware corporation, previously obtained a loan (the "Loan") from NationsBank of Texas, N.A. ("Lender") in the maximum principal amount of Six Million and No/100 Dollars ($6,000,000.00);

     WHEREAS it is proposed that a First Amended and Restated Credit Agreement be executed between Borrower and Lender in order to modify the Loan, and in connection with such modification, it is further proposed that C/D/R Incorporated (the "Corporation"), a Delaware corporation, execute and deliver to Lender a certain Guaranty Agreement guaranteeing the full payment and performance of the Loan, together with any and all other guaranties, security agreements, financing statements and other documents, instruments, agreements and further assurances (collectively, the "Security Instruments") as may be necessary or desirable to further secure the payment of the Loan and any other amounts advanced by Lender to Borrower or the Corporation;

     WHEREAS the forms of the Guaranty Agreement and other proposed Security Instruments to be executed by the Corporation have been submitted and reviewed by the directors of the Corporation; and

     WHEREAS the Board of Directors of the Corporation has determined that it is in the best interest of the Corporation to facilitate the modification of the Loan;

     NOW, THEREFORE, IT IS RESOLVED that the execution and delivery of the Guaranty Agreement and the other proposed Security Instruments be, and is hereby, authorized and approved, and that the President or any Vice President of the Corporation, each acting individually without joinder of any other officer of the Corporation be, and each is hereby, authorized, empowered and directed to execute for and on behalf and in the name of the Corporation the Guaranty Agreement and all other documents, instruments, agreements or further assurances, including without limitation the Security Instruments, and any other writings necessary or desirable to effect the modification of the Loan, with such changes in the terms, conditions and provisions thereof as the officer executing the same shall, in such officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation, such officer's signature being conclusive evidence that such officer did so deem any such changes to be necessary or desirable and in the best interest of the Corporation, and such officer's signature shall be conclusive evidence of the Corporation's approval of the same and of the binding effect of such writings on the Corporation; and

     RESOLVED, FURTHER, that the President or any Vice President of the Corporation, acting individually without joinder of any other officer of the Corporation, be, and each is hereby, authorized, empowered and directed to perform all acts and do all things which such

                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)
officer, in such officer's sole discretion, may deem necessary or desirable to effect the modification of the Loan, with such modifications, amendments or further guaranties, security agreements, financing statements, certificates and other documents, instruments or agreements as such officer, in such officer's sole discretion, may deem necessary or desirable and in the best interest of the Corporation, such officer's taking of any such action for and on behalf and in the name of the Corporation, or such officer's execution and delivery, for and on behalf and in the name of the Corporation, of any such agreement, instrument or document, to be conclusive evidence that such officer did so deem the same to be necessary or desirable and in the best interest of the Corporation; and

     RESOLVED, FURTHER, that the Secretary or any Assistant Secretary of the Corporation be, and each is hereby, authorized, empowered and directed to certify, seal and attest any documents which such officer may deem necessary or appropriate to consummate the transactions contemplated by the Security Instruments; but such certification, seal or attestation shall not be required for the validity of the particular document; and

     RESOLVED, FURTHER, that any and all transactions with Lender by any of the officers, directors or representatives of the Corporation, for and on behalf and in the name of the Corporation, prior to the adoption of the foregoing resolutions, including without limitation the application for the modification of the Loan and the negotiation of such modification and of the terms of the Guaranty Agreement and other Security Instruments, be, and are hereby, ratified, confirmed and approved in all respects for all purposes; and

     RESOLVED, FURTHER, that the foregoing powers and authorizations shall continue in full force and effect until written notice of revocation has been given to Lender and a receipt obtained therefor. All of the statements and agreements contained herein are hereby reaffirmed and ratified as of the date of execution and delivery hereof to Lender.

     EXECUTED to be effective as of the 11th day of January, 1993, but actually signed on March, 1993.

                                            Secretary

                                                   Craftmade International, Inc.
                                               Certificate of Corporate Officers
                                                                         (C/D/R)

                                   EXHIBIT B

                                     Bylaws

                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

                                   EXHIBIT C

                      Shareholders and Ownership Positions

                               Shareholder                  Percentage Ownership
                ------------------------------------------  --------------------
                Craftmade International, Inc.                        95%
                Durocraft International. Inc.                         5%

                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

--------------------------------------------------------------------------------

                                CREDIT AGREEMENT

                                    between

                         CRAFTMADE INTERNATIONAL, INC.

                                  as Borrower

                                      and

                           NATIONSBANK OF TEXAS, N.A.

                                   as Lender

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
ARTICLE 1 -- Definitions..................................................................    1
     Section 1.1    Definitions...........................................................    1
     Section 1.2    Other Definitional Provisions.........................................    9
ARTICLE 2 -- Advances.....................................................................   10
     Section 2.1    Advances..............................................................   10
     Section 2.2    The Note..............................................................   10
     Section 2.3    Repayment of Advances.................................................   10
     Section 2.4    Interest..............................................................   10
     Section 2.5    Requests for Advances.................................................   10
     Section 2.6    Use of Proceeds.......................................................   11
     Section 2.7    Commitment Fee; Reduction or Termination of Commitment................   11
ARTICLE 3 -- Payments, Conversions and Continuations......................................   11
     Section 3.1    Method of Payment.....................................................   11
     Section 3.2    Voluntary Prepayment..................................................   12
     Section 3.3    Mandatory Prepayment..................................................   12
     Section 3.4    Computation of Interest and Fees......................................   12
     Section 3.5    Conversions and Continuations.........................................   12
ARTICLE 4 -- Yield Protection and Illegality..............................................   13
     Section 4.1    Additional Costs......................................................   13
     Section 4.2    Limitation on Types of Advances.......................................   13
     Section 4.3    Substitute Prime Rate Advances........................................   14
     Section 4.4    Compensation..........................................................   14
     Section 4.5    Capital Adequacy......................................................   14
ARTICLE 5 -- Conditions Precedent.........................................................   15
     Section 5.1    Initial Advance.......................................................   15
     Section 5.2    All Advances..........................................................   17
ARTICLE 6 -- Representations and Warranties...............................................   17
     Section 6.1    Corporate Existence...................................................   17
     Section 6.2    Financial Statements..................................................   17
     Section 6.3    Corporate Action; No Breach...........................................   18

     Section 6.4    Operation of Business.................................................   18
     Section 6.5    Litigation and Judgments..............................................   18
     Section 6.6    Rights in Properties; Liens...........................................   18
     Section 6.7    Enforceability........................................................   18
     Section 6.8    Approvals.............................................................   18
     Section 6.9    Debt..................................................................   19
     Section 6.10   Taxes.................................................................   19
     Section 6.11   Use of Proceeds; Margin Securities....................................   19
     Section 6.12   ERISA.................................................................   19
     Section 6.13   Disclosure............................................................   19
     Section 6.14   Subsidiaries..........................................................   19
     Section 6.15   Compliance with Laws..................................................   19
     Section 6.16   Environmental Matters.................................................   20
     Section 6.17   Current Locations.....................................................   20
     Section 6.18   Security Interest and Liens...........................................   21
     Section 6.19   Corporate Name........................................................   21
ARTICLE 7 -- Positive Covenants...........................................................   21
     Section 7.1    Reporting Requirements................................................   21
     Section 7.2    Maintenance of Existence; Conduct of Business.........................   23
     Section 7.3    Maintenance of Properties.............................................   23
     Section 7.4    Taxes and Claims......................................................   23
     Section 7.5    Insurance.............................................................   24
     Section 7.6    Inspection Rights.....................................................   24
     Section 7.7    Keeping Books and Records.............................................   24
     Section 7.8    Compliance with Laws..................................................   24
     Section 7.9    Compliance with Agreements............................................   24
     Section 7.10   Further Assurances....................................................   24
     Section 7.11   ERISA.................................................................   24
ARTICLE 8 -- Negative Covenants...........................................................   25
     Section 8.1    Debt..................................................................   25
     Section 8.2    Limitation on Liens...................................................   25
     Section 8.3    Mergers, Acquisitions and Dissolutions................................   26
     Section 8.4    Restricted Payments...................................................   26
     Section 8.5    Loans and Investments.................................................   26
     Section 8.6    Transactions With Affiliates..........................................   26
     Section 8.7    Disposition of Assets.................................................   26
     Section 8.8    Prepayment of Debt....................................................   27
     Section 8.9    Nature of Business....................................................   27
     Section 8.10   Compliance with Environmental Laws....................................   27
     Section 8.11   Accounting............................................................   27

ARTICLE 9 -- Financial Covenants..........................................................   27
     Section 9.1    Current Ratio.........................................................   27
     Section 9.2    Consolidated Tangible Net Worth.......................................   27
     Section 9.3    Fixed Charge Coverage Ratio...........................................   27
     Section 9.4    Leverage Ratio........................................................   27
     Section 9.5    Capital Expenditures..................................................   27
ARTICLE 10 -- Default.....................................................................   28
     Section 10.1   Events of Default.....................................................   28
     Section 10.2   Remedies Upon Default.................................................   29
     Section 10.3   Performance by Lender.................................................   30
     Section 10.4   Setoff................................................................   30
ARTICLE 11 -- Miscellaneous...............................................................   30
     Section 11.1   Expenses of Lender....................................................   30
     Section 11.2   Indemnification.......................................................   31
     Section 11.3   Limitation of Liability...............................................   31
     Section 11.4   Lender Not Fiduciary..................................................   31
     Section 11.5   No Waiver; Cumulative Remedies........................................   32
     Section 11.6   Successors and Assigns................................................   32
     Section 11.7   Survival..............................................................   32
     Section 11.8   ENTIRE AGREEMENT; AGREEMENT AND RESTATEMENT OF TEXAS COMMERCE
                    BANK-ARLINGTON, N.A. DOCUMENTS; AMENDMENT.............................   32
     Section 11.9   Maximum Interest Rate.................................................   32
     Section 11.10  Notices...............................................................   33
     Section 11.11  Applicable Law; Venue; Service of Process.............................   33
     Section 11.12  Counterparts..........................................................   34
     Section 11.13  Severability..........................................................   34
     Section 11.14  Headings..............................................................   34
     Section 11.15  Non-Application of Chapter 15 of Texas Credit Code....................   34
     Section 11.16  Participations........................................................   34
     Section 11.17  WAIVER OF JURY TRIAL..................................................   34

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT (the "Agreement"), dated as of December   , 1992, is
between CRAFTMADE INTERNATIONAL, INC., a Delaware corporation ("Borrower"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender").

                                   RECITALS:

     Borrower has requested Lender to extend credit to Borrower in the form of revolving credit advances not to exceed an aggregate principal amount of Six Million Dollars ($6,000,000.00) at any time outstanding. Lender is willing to make such extensions of credit to Borrower upon the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE 1

                                  Definitions

     Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

          "Accounts Receivable Aging Report" means a report, in form satisfactory to Lender, showing all current accounts receivable of Borrower and all other accounts receivable of Borrower aged in intervals of thirty, sixty, ninety and ninety-one days or more past due.

          "Additional Costs" has the meaning specified in Section 4.1.

          "Adjusted CD Rate" means, for any CD Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by Lender to be equal to the sum of (a) the CD Rate for such CD Advance for such Interest Period divided by 1 minus the Reserve Requirement for such CD Advance for such Interest Period plus (b)the Assessment Rate in effect at the commencement of such Interest Period.

          "Advance" means an advance of funds by Lender to Borrower pursuant to
     Article 2.

          "Advance Request Form" means a certificate, in substantially the form of Exhibit "B" hereto, properly completed and signed by Borrower requesting an Advance.

CREDIT AGREEMENT - Page 1

          "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person; or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall Lender be deemed an Affiliate of Borrower or any of its Subsidiaries.

          "Applicable Rate" means (a) during the period that an Advance is a Prime Rate Advance, the Prime Rate plus one-quarter of one percent (.25%) and (b) during the period that an Advance is a CD Advance, the greater of
     (i) the Adjusted CD Rate plus two and one-half of one percent (2.5%) or
     (ii) the Prime Rate plus one-quarter of one percent (.25%) as the Prime Rate is calculated as of the first day of the applicable Interest Period.

          "Assessment Rate" means, at any time, the rate (rounded upwards, if necessary, to the nearest 1/16 of 1%) then charged by the Federal Deposit Insurance Corporation (or any successor) to Lender for deposit insurance for Dollar time deposits with Lender as determined by Lender.

          "Assignment of Life Insurance" means an Assignment of Life Insurance Policy as Collateral duly executed by Borrower in favor of Lender, substantially in the form of Exhibit "F" hereto, as the same may be supplemented, amended or otherwise modified from time to time.

          "Borrowing Base" means, at any particular time, an amount equal to the sum of (a) eighty percent (80%) of Eligible Accounts, plus (b) fifty percent (50%) of Eligible Inventory.

          "Borrowing Base Report" means a report, substantially in the form of Exhibit "C" hereto, properly completed and executed by an authorized officer of Borrower.

          "Business Day" means any day on which commercial banks are not authorized or required to close in Dallas, Texas.

          "Capital Lease Obligation" means Debt represented by obligations under any lease of real or personal property that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Debt shall be the capitalized amount of such obligations determined in accordance with GAAP.

CREDIT AGREEMENT - Page 2

          "CD Advances" means Advances the interest rates on which are either determined with reference to the rates referred to in the definition of "Adjusted CD Rate" in this Section 1.1 or are otherwise fixed for specified periods of time.

          "CD Rate" means, for any CD Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by Lender on the first day of such Interest Period to be offered on certificates of deposit having a term comparable to such Interest Period and in an amount comparable to the principal amount of the CD Advance to which such Interest Period relates.

          "Change of Management" means the failure of James R. Ridings to continue to perform his current or similar duties.

          "Change of Ownership" means the ownership, legally and beneficially, by any Person of fifty-one percent (51%) or more of the capital stock of Borrower.

          "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

          "Collateral" has the meaning specified in the Security Agreement and the Guarantor Security Agreement.

          "Commitment" means the obligation of Lender to make Advances hereunder in an aggregate principal amount at any time outstanding up to but not exceeding Six Million Dollars ($6,000,000.00), as such amount may be reduced pursuant to Section 2.7 or otherwise.

          "Consolidated Current Assets" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current assets on a consolidated balance sheet of Borrower and the Subsidiaries.

          "Consolidated Current Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of Borrower and the Subsidiaries.

          "Consolidated Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as liabilities on a consolidated balance sheet of Borrower and the Subsidiaries.

          "Consolidated Tangible Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of Borrower and the Subsidiaries; provided, however, there shall be excluded therefrom: (a) any amount at which shares of capital stock of Borrower appear as an asset on Borrower's balance sheet, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or

CREDIT AGREEMENT - Page 3
     stock over the value assigned thereto, (c) patents, trademarks, trade names, and copyrights, (d) deferred expenses, (e) loans and advances to any stockholder, director, officer, or employee of Borrower or any Subsidiary or any Affiliate, and (f) all other assets which are properly classified as intangible assets.

          "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 3.5 of a CD Advance as a CD Advance from one Interest Period to the next Interest Period.

          "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 3.5 or Article 4 of one Type of Advance into another Type of Advance.

          "Current Ratio" means, at any particular time, the ratio of Consolidated Current Assets to Consolidated Current Liabilities.

          "Debt" means as to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business which are not past due by more than ninety (90) days unless such trade accounts payable are being contested in good faith by appropriate proceedings, (d) all obligations of such Person under any lease which, in conformity with GAAP, is required to be capitalized for balance sheet purposes, (e) all obligations of such Person under guaranties, endorsements (other than for collection or deposit in the ordinary course of business), assumptions or other contingent obligations, in respect of, or to purchase or otherwise acquire, any obligation or indebtedness of any other Person, or any other obligation, contingent or otherwise, of such Person directly or indirectly protecting the holder of any obligation or indebtedness of any other Person against loss (whether by partnership arrangements, agreements to keep-well, to purchase assets, goods, securities, or services, to take-or-pay or otherwise), (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments and (h) all liabilities of such Person in respect of unfunded vested benefits under any Plan.

          "Default Rate" means the Maximum Rate or, if no Maximum Rate exists, the sum of the Prime Rate in effect from day to day plus four percent (4%).

          "Dollars" and "$" mean lawful money of the United States of America.

          "Eligible Accounts" means the aggregate of all accounts receivable of Borrower that are acceptable to Lender in its sole discretion and satisfy the following conditions: (a) have been outstanding less than sixty (60) days past the due date thereof; (b) have

CREDIT AGREEMENT - Page 4
     arisen in the ordinary course of business; (c) represent complete bona fide transactions which require no further act under any circumstances on the part of Borrower to make such accounts receivable payable by the account debtor; (d) the goods of sale which gave rise to such accounts receivable have been shipped or delivered to the account debtor on an absolute sale basis and not on consignment, a sale or return basis, a guaranteed sale basis, a bill and hold basis, or on the basis of any similar understanding;
     (e) the goods of sale which gave rise to such accounts receivable were not, at the time of sale thereof, subject to any Lien, except as permitted by
     Section 8.2; (f) are not subject to any provision prohibiting assignment or requiring notice of or consent to such assignment; (g) are subject to a perfected, first priority security interest in favor of Lender and are not subject to any other Lien except as permitted by Section 8.2; (h) are not subject to setoff, counterclaim, defense, allowance, dispute, or adjustment other than normal discounts for prompt payment, and the goods of sale which gave rise to such accounts receivable have not been returned, rejected, repossessed, lost, or damaged; (i) the account debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or affairs; (j) are not evidenced by chattel paper or an instrument of any kind; (k) are owed by a Person or Persons that are citizens of or organized under the laws of the United States or any State and are not owed by any Person located outside of the United States of America; (l) if any accounts receivable are owed by the United States of America or any department, agency, or instrumentality thereof, the Federal Assignment of Claims Act shall have been complied with; and (m) are not owed by an Affiliate of Borrower. The amount of any Eligible Accounts owed by an account debtor to Borrower shall be reduced by the amount of all "contra accounts" and other obligations owed by Borrower to such account debtor.

          "Eligible Inventory" means, at any time, all inventory of finished goods and unassembled lamp parts then owned by (and in the possession or under the control of) Borrower and held for sale or disposition in the ordinary course of Borrower's business, in which Lender has a perfected, first priority security interest, valued at the lower of actual cost or fair market value. Eligible Inventory shall not include (a) inventory that has been shipped or delivered to a customer on consignment, a sale or return basis, or on the basis of any similar understanding, (b) inventory with respect to which a claim exists disputing Borrower's title to or right to possession of such inventory, (c) inventory that is not in good condition or does not comply with any applicable laws, rules, or regulations or the standards imposed by any governmental authority with respect to its manufacture, use, or sale, and (d) inventory that Lender, in its sole discretion, has determined to be unmarketable.

          "Environmental Laws" means any and all federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment, as such laws, regulations, and requirements may be amended or supplemented from time to time.

CREDIT AGREEMENT - Page 5

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

          "Event of Default" has the meaning specified in Section 10.1.

          "Fixed Charge Coverage Ratio" means, with respect to Borrower and the Subsidiaries on a consolidated basis for the most recently completed four quarter period preceding the date of determination, a ratio of (a) Pretax Income for such period plus interest expense for such period plus Operating Lease expense for such period to (b) interest expense for such period plus Operating Lease expense for such period.

          "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles observed in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

          "Guarantor" means Durocraft International, Inc., a Texas corporation.

          "Guarantor Security Agreement" means the Security Agreement of Guarantor in favor of Lender in substantially the form of Exhibit "G" hereto, as the same may be amended, supplemented or otherwise modified from time to time.

          "Guaranty" means the guaranty of Guarantor in favor of Lender, in substantially the form of Exhibit "E" hereto, as the same may be amended, supplemented, or otherwise modified from time to time.

          "Hazardous Substance" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlormated biphenyls.

          "Interest Period" means, with respect to any CD Advances, each period commencing on the date such CD Advances are made or Converted from Prime Rate Advances or, in the case of each subsequent, successive Interest Period applicable to a CD Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on the day 30, 60, 90 or 180 days thereafter, as Borrower may select as provided in Section
     2.5 or 3.5 hereof. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day; (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than three (3) Interest Periods for CD Advances shall be in effect at the same time; (d) no

CREDIT AGREEMENT - Page 6

     Interest Period shall have a duration of less than thirty (30) days and, if the Interest Period for any CD Advances would otherwise be a shorter period, such Advances shall not be available hereunder; and (e) no Interest Period may extend beyond a principal repayment date unless, after giving effect thereto, the aggregate principal amount of the CD Advances having Interest Periods that end after such principal payment date shall be equal to or less than the Advances to be outstanding hereunder after such principal repayment date.

          "Leverage Ratio" means, at any particular time, the ratio of Debt to Consolidated Tangible Net Worth.

          "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

          "Loan Documents" means this Agreement and all promissory notes, security agreements, pledge agreements, deeds of trust, assignments, letters of credit, applications for letters of credit, guaranties, and other instruments, agreements and documentation executed and delivered pursuant to or in connection with this Agreement, as such instruments, agreements and documentation may be amended, modified, renewed, extended, or supplemented from time to time.

          "Maximum Rate" means the maximum rate of nonusurious interest permitted from day to day by applicable law, including as to Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" and calculated after taking into account any and all relevant fees, payments, and other charges in respect of the Loan Documents which are deemed to be interest under applicable law.

          "Multiemployer Plan" means a multiemployer plan defined as such in
     Section 3(37) of ERISA to which contributions have been made by Borrower or any Subsidiary and which is covered by Title IV of ERISA.

          "Net Income" means, for any period, the consolidated net income of Borrower and the Subsidiaries for such period as determined in accordance with GAAP.

          "Note" means the promissory note of Borrower payable to the order of Lender, in substantially the form of Exhibit "A" hereto, and all extensions, renewals, and modifications thereof.

          "Obligated Party" means the Guarantor or any other Person who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

CREDIT AGREEMENT - Page 7

          "Obligations" means all obligations, indebtedness, and liabilities of Borrower to Lender, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of Borrower under this Agreement and the other Loan Documents (including, without limitation, all of Borrower's contingent reimbursement obligations in respect of letters of credit), and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

          "Operating Lease" means any lease (other than a lease constituting a Capital Lease Obligation) of real or personal property.

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

          "Person" means any individual, corporation, business trust, association, company, partnership, joint venture, governmental authority, or other entity.

          "Plan" means any employee benefit or other plan established or maintained by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

          "Potential Default" means any condition or event which, after notice or lapse of time or both, would constitute an Event of Default.

          "Pretax Income" means, for any period, Net Income for such period plus (but only to the extent deducted in the determination of Net Income) tax expense for such period.

          "Prime Rate" means, at any time, the rate of interest per annum then most recently established by Lender as its prime rate. The Prime Rate is a reference rate set by Lender after taking into account such factors as it may deem appropriate and does not necessarily represent the lowest or best rate actually charged to any customer. The Prime Rate may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general and Lender may make various commercial or other loans at rates of interest having no relationship to such rate.

          "Prime Rate Advance" means Advances that bear interest at rates based upon the Prime Rate.

          "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

          "Regulatory Change" means, with respect to Lender, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations,

CREDIT AGREEMENT - Page 8
     directives, or requests applying to a class of banks including Lender of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

          "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

          "Reserve Requirement" means, for any CD Advance for any Interest Period therefor, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against non-personal Dollar time deposits in an amount of $100,000 or more. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Adjusted CD Rate is to be determined or (b) any category of extensions of credit or other assets which include CD Advances.

          "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

          "Security Agreement" means the Security Agreement of Borrower in favor of Lender in substantially the form of Exhibit "D" hereto, as the same may be amended, supplemented or otherwise modified from time to time.

          "Subsidiary" means any corporation of which more than fifty percent (50%) of the issued and outstanding securities having ordinary voting power for the election of a majority of directors is owned or controlled, directly or indirectly, by Borrower, by Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "Termination Date" means 11:00 a.m. Dallas, Texas time on November 15, 1994, or such earlier date and time on which the Commitment terminates as provided in this Agreement.

          "Type" means any type of Advance (i.e., Prime Rate Advance or CD Advance).

     Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All

CREDIT AGREEMENT - Page 9
accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the Uniform Commercial Code as adopted by the State of Texas, unless otherwise defined herein, shall have the meanings specified in the Uniform Commercial Code as adopted by the State of Texas.

                                   ARTICLE 2

                                    Advances

     Section 2.1 Advances. Subject to the terms and conditions of this Agreement, Lender agrees to make one or more Advances to Borrower from time to time from the date hereof to and including the Termination Date, provided that
(a) the aggregate outstanding amount of all Advances shall not at any time exceed the lesser of the Commitment or the Borrowing Base and (b) the outstanding Advances supported only by the Eligible Inventory component of the Borrowing Base shall not at any time exceed fifty percent (50%) of the aggregate outstanding amount of all Advances. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and reborrow hereunder.

     Section 2.2 The Note. The obligation of Borrower to repay the Advances shall be evidenced by the Note executed by Borrower, payable to the order of Lender, in the principal amount of the Commitment as originally in effect and dated the date hereof.

     Section 2.3 Repayment of Advances. Borrower shall repay the unpaid principal amount of all Advances outstanding under the Note on the Termination Date.

     Section 2.4 Interest. The unpaid principal amount of the Advances shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate or (b) the Applicable Rate, each such change in the rate of interest charged on the Advances to become effective, without notice to Borrower, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest on the Advances to be Limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest on the Advances below the Maximum Rate until such time as the aggregate amount of interest accrued on the Advances equals the aggregate amount of interest which would have accrued on the Advances if the interest rate specified in clause (b) preceding had at all times been in effect. Accrued and unpaid interest on the Advances shall be payable on the last Business Day of each month, commencing on January 29, 1993, and on the Termination Date. All past due principal and interest shall bear interest at the Default Rate.

     Section 2.5 Requests for Advances. Borrower shall give Lender notice by means of an Advance Request Form of each requested Advance, at least three (3) Business Days before the requested date of each CD Advance and by 12:00 p.m. (Dallas, Texas time) on the requested date of each Prime Rate Advance specifying: (a) the requested date of such Advance (which shall be a Business
Day), (b) the amount of such Advance, (c) the Type of the Advance and

CREDIT AGREEMENT - Page 10

(d) in the case of a CD Advance, the duration of the Interest Period for such Advance. Lender at its option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of Lender's right to require delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to Lender. Each CD Advance shall be in a minimum principal amount of One Hundred Thousand Dollars ($100,000.00) or an integral multiple thereof and each Prime Rate Advance shall be in a minimum principal amount of Fifty Thousand Dollars ($50,000.00). The aggregate amount of CD Advances having the same interest period shall be at least equal to One Hundred Thousand Dollars ($100,000.00). All notices under this Section shall be irrevocable and shall be given not later than 12:00 p.m. (Dallas, Texas time) on the day specified above for such notice. Any Advance Request Form requesting an Advance received after 12:00 p.m. (Dallas, Texas time) on a Business Day shall be deemed to be received on the next succeeding Business Day.

     Section 2.6 Use of Proceeds. The proceeds of Advances shall be used to repay existing Debt to Texas Commerce Bank-Arlington, N.A. and for working capital support of accounts receivable and inventory of Borrower.

     Section 2.7 Commitment Fee; Reduction or Termination of Commitment. Borrower agrees to pay to Lender a commitment fee on the average daily unused portion of the Commitment, from and including the date hereof to and including the Termination Date, at the rate of one-quarter of one percent (.25%) per annum payable in installments on the last Business Day of each calendar quarter, commencing March 31, 1993, and on the Termination Date. Borrower shall have the right at any time to terminate in whole or from time to time to irrevocably reduce in part the Commitment upon at least three (3) Business Days prior written notice to Lender specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction; provided, however, that each partial reduction shall be in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) or an integral multiple thereof and Borrower shall simultaneously prepay the amount by which the aggregate outstanding amount of all Advances exceeds the Commitment (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Commitment may not be reinstated after it has been terminated or reduced.

                                   ARTICLE 3

                    Payments, Conversions and Continuations

     Section 3.1 Method of Payment. All payments of principal, interest, and other amounts to be made by Borrower under this Agreement, the Note, and the other Loan Documents shall be made to Lender at its office at 901 Main Street, Dallas, Texas 75283, without setoff, deduction, or counterclaim, in Dollars and in immediately available funds. Borrower shall, at the time of making each such payment, specify to Lender the sums payable by Borrower under this Agreement, the Note, or other Loan Document to which such payment is to be applied (and in the event Borrower fails to so specify, or if an Event of Default has occurred and is

CREDIT AGREEMENT - Page 11
continuing, Lender may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion). Whenever any payment under this Agreement, the Note, or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

     Section 3.2 Voluntary Prepayment. Borrower may prepay the Note in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that (a) CD Advances may be prepaid only on the last day of the Interest Period for such Advances and (b) each partial prepayment shall be in the principal amount of $25,000.00 or an integral multiple thereof.

     Section 3.3 Mandatory Prepayment. If at any time (a) the aggregate amount of outstanding Advances exceeds the lesser of the Commitment or the Borrowing Base or (b) the outstanding Advances supported by the Eligible Inventory component of the Borrowing Base exceeds fifty percent (50%) of the aggregate amount of outstanding Advances, Borrower shall promptly prepay the amount of the excess plus (x) accrued and unpaid interest on the amount so prepaid and (y) any amounts for the compensation of funding losses of Lender pursuant to Section 4.4.

     Section 3.4 Computation of Interest and Fees. Interest on the indebtedness evidenced by the Note and all fees provided for herein shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

     Section 3.5 Conversions and Continuations. Borrower shall have the fight from time to time to Convert all or part of one Type of Advance into another Type of Advance or to Continue all or part of any CD Advance by giving the Lender written notice at least one (1) Business Day before Conversion into a Prime Rate Advance and at least three (3) Business Days before Conversion into or Continuation of a CD Advance, specifying: (a) the Conversion or Continuation date, (b) the amount of the Advance to be Converted or Continued, (c) in the case of Conversions, the Type of Advance to be Converted into and (d) in the case of a Continuation of or Conversion into a CD Advance, the duration of the Interest Period applicable thereto; provided that (i) CD Advances may only be Converted on the last day of the Interest Period and (ii) except for Conversions into Prime Rate Advances, no Conversions shall be made while an Event of Default or Potential Default has occurred and is continuing. All notices given under this Section shall be irrevocable and shall be given not later than 11:00 a.m. (Dallas, Texas time) on the date which is not less than the number of Business Days specified above for such notice. If Borrower shall fail to give Lender the notice as specified above for Continuation or Conversion of a CD Advance prior to the end of the Interest Period with respect thereto, such CD Advance shall automatically be Converted into a Prime Rate Advance on the last day of the Interest Period for such CD Advance.

CREDIT AGREEMENT - Page 12

                                   ARTICLE 4

                        Yield Protection and Illegality

     Section 4.1 Additional Costs. Borrower shall pay directly to Lender from time to time such amounts as Lender may determine to be necessary to compensate it for any costs incurred by Lender which Lender determines are attributable to its making or maintaining of any CD Advances hereunder or its obligation to make any of such CD Advances hereunder, or any reduction in any amount receivable by Lender hereunder in respect of any such CD Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

          (a) changes the basis of taxation of any amounts payable to Lender under this Agreement or the Note in respect of any of such Advances (other than taxes imposed on the overall net income of Lender for any of such Advances);

          (b) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, Lender (including any of such Advances or any deposits referred to in the definition of "CD Rate" in Section 1.1 hereof); or

          (c) imposes any other condition affecting this Agreement or the Note or any of such extensions of credit or liabilities or commitments.

Lender will notify Borrower of any event occurring after the date of this Agreement which will entitle Lender to compensation pursuant to this Section 4.1 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different lending office for the Advances affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of Lender, violate any law, rule, or regulation or be in any way disadvantageous to Lender. Lender will furnish Borrower with a certificate setting forth the basis and the amount of each request of Lender for compensation under this Section
4.1. If Lender requests compensation from Borrower under this Section 4.1, Borrower may, by notice to Lender suspend the obligation of Lender to make additional CD Advances until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 4.3 hereof shall be applicable). Determinations and allocations by Lender for purposes of this
Section 4.1 shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

     Section 4.2 Limitation on Types of Advances. Anything herein to the contrary notwithstanding, if with respect to any CD Advances for any Interest Period therefor, Lender determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of "CD Rate" in Section 1.1 hereof on the basis of which the rate of interest for CD Advances for such Interest Period is to be determined do not accurately reflect the cost to the Lender of making or maintaining CD Advances for such Interest Period, then Lender shall

CREDIT AGREEMENT - Page 13
give Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, Lender shall be under no obligation to make additional CD Advances or to Convert Prime Rate Advances into CD Advances and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding CD Advances, either prepay such CD Advances or Convert such CD Advances into Prime Rate Advances in accordance with the terms of this Agreement.

     Section 4.3 Substitute Prime Rate Advances. If the obligation of Lender to make CD Advances shall be suspended pursuant to Section 4.1 or 4.2 hereof, all Advances which would be otherwise made by Lender as CD Advances shall be made instead as Prime Rate Advances and all Advances which would otherwise be Converted into CD Advances shall be Converted instead into (or shall remain as) Prime Rate Advances and, to the extent that CD Advances are so made as (or Converted into) Prime Rate Advances, payments and prepayments of principal which would otherwise be applied to Lender's CD Advances shall be applied instead to its Prime Rate Advances.

     Section 4.4 Compensation. Borrower shall pay to Lender, upon the request of Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of Lender) to compensate it for any loss, cost, or expense incurred by it as a result of:

          (a) Any payment, prepayment or Conversion of a CD Advance for any reason (including, without limitation, the acceleration of outstanding Advances pursuant to Section 10.2) on a date other than the last day of an Interest Period for such CD Advance; or

          (b) Any failure by Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article 5 to be satisfied) to borrow, Convert, or prepay a CD Advance on the date for such borrowing, Conversion, or prepayment, specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement.

     Section 4.5 Capital Adequacy. If after the date hereof, Lender shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender (or its parent) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which Lender (or its parent) could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then from time to time, within ten (10) Business Days after demand by Lender, Borrower shall pay to Lender such additional amount or amounts as will compensate Lender (or its parent) for such reduction. A certificate of Lender claiming compensation under this Section and setting forth

CREDIT AGREEMENT - Page 14
the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, Lender may use any reasonable averaging and attribution methods.

                                   ARTICLE 5

                              Conditions Precedent

     Section 5.1 Initial Advance. The obligation of Lender to make the initial Advance is subject to the condition precedent that Lender shall have received on or before the day of such Advance all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to
Lender:

          (a) Resolutions. Resolutions of the Board of Directors of Borrower and Guarantor certified by their respective Secretary or Assistant Secretary which authorize the execution, delivery, and performance by Borrower and Guarantor of the Loan Documents to which Borrower or Guarantor, as applicable, is or is to be a party;

          (b) Incumbency Certificate. A certificate of incumbency certified by the respective Secretary or Assistant Secretary of Borrower and Guarantor certifying the names of the officers of Borrower and Guarantor authorized to sign each of the Loan Documents to which Borrower or Guarantor, as applicable, is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers;

          (c) Articles of Incorporation. The articles of incorporation of Borrower and Guarantor each certified by the Secretary of State of their respective state of incorporation and dated within ten (10) days prior to the date of the initial Advance;

          (d) Bylaws. The bylaws of Borrower and Guarantor each certified by their respective Secretary or Assistant Secretary;

          (e) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of Borrower and Guarantor as to the existence and good standing of such Persons, together with certificates of the appropriate government officials of the State of Texas as to the qualification to do business as a foreign corporation and good standing of Borrower and Guarantor in the State of Texas, each dated within ten (10) days prior to the date of the initial Advance;

          (f) Note. The Note executed by Borrower;

          (g) Security Agreement. The Security Agreement executed by Borrower;

          (h) Financing Statements and Assignments. Uniform Commercial Code financing statements executed by Borrower and Guarantor, as applicable, and coveting

CREDIT AGREEMENT - Page 15
     such Collateral as Lender may request and Uniform Commercial Code terminations or assignments relating to the Liens identified on Schedule 7 hereto;

          (i) Guaranty. The Guaranty executed by Guarantor;

          (j) Guarantor Security Agreement. The Guarantor Security Agreement executed by Guarantor;

          (k) Assignment of Life Insurance. The Assignment of Life Insurance duly executed by Borrower;

          (l) Initial Borrowing Base Report. A Borrowing Base Report dated
     December   , 1992, properly completed and executed by an authorized officer of Borrower reflecting the information required thereby as of
                    , 1992;

          (m) Assignment of Notes and Liens. An Assignment of Notes and Liens in form and substance satisfactory to Lender, executed by Texas Commerce Bank Arlington, N.A., assigning to Lender the promissory note, liens and security documentation between Borrower and Texas Commerce Bank-Arlington, N.A.;

          (n) Landlord and Mortgagee Agreements. Landlord and mortgagee subordinations or waivers executed by each landlord and mortgagee identified on Schedule 1 hereto;

          (o) Insurance Policies. Summaries of all insurance policies required by Section 7.5, together with loss payable endorsements in favor of Lender with respect to all insurance policies covering Collateral;

          (p) UCC Search. The results of a Uniform Commercial Code searches showing all financing statements and other documents or instruments on file against Borrower and Guarantor in each applicable jurisdiction listed on
     Schedule 6 hereto, such searches to be as of a date no more than ten (10) days prior to the date of the initial Advance;

          (q) Instruments, Documents and Chattel Paper. All Collateral consisting of instruments, documents and chattel paper (except as otherwise provided by the Security Agreement or Guarantor Security Agreement) endorsed, if applicable, payable to the order of Lender; and

          (r) Attorneys' Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in Section 11.1, to the extent incurred, shall have been paid in full by Borrower.

     Section 5.2 All Advances. The obligation of Lender to make any Advance (including the initial Advance) is subject to the following additional conditions precedent:

CREDIT AGREEMENT - Page 16

          (a) Advance Request Form. Lender shall have received in accordance with Section 2.5 an Advance Request Form dated the date of such Advance and executed by an authorized officer of Borrower, all of the statements in which shall be true and correct on and as of such date;

          (b) No Default. No Event of Default or Potential Default shall have occurred and be continuing; and

          (c) Additional Documentation. Lender shall have received such additional approvals, opinions, or documentation as Lender or its legal counsel, Jenkens & Gilchrist, P.C., may request.

                                   ARTICLE 6

                         Representations and Warranties

     To induce Lender to enter into this Agreement, Borrower represents and warrants to Lender that:

     Section 6.1 Corporate Existence. Borrower and each Subsidiary (a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, condition (financial or otherwise), operations, prospects, or properties. Borrower has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

     Section 6.2 Financial Statements. Borrower has delivered to Lender audited consolidated financial statements of Borrower and its Subsidiaries as at and for the fiscal year ended June 30, 1992, and unaudited consolidated financial statements of Borrower and its Subsidiaries for the three (3) month period ended September 30, 1992. Such financial statements are true and correct, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither Borrower nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, material forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments not reflected in such financial statements. There has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any of its Subsidiaries since the effective date of the most recent financial statements referred to in this Section.

     Section 6.3 Corporate Action; No Breach. The execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which Borrower is or may

CREDIT AGREEMENT - Page 17
become a party have been duly authorized by all requisite action on the part of Borrower and do not and will not violate or conflict with the articles of incorporation or bylaws of Borrower or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien (except those Liens in favor of Lender) upon any of the revenues or assets of Borrower or any Subsidiary pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which Borrower or any Subsidiary or any of their respective properties is bound.

     Section 6.4 Operation of Business. Borrower and each of its Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or fights thereto, to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and Borrower and each of its Subsidiaries are not in violation of any valid rights of others with respect to any of the forgoing.

     Section 6.5 Litigation and Judgments. Except as disclosed on Schedule 2 hereto, there is no action, suit, investigation, or proceeding before or by any court, governmental authority, or arbitrator pending, or to the knowledge of Borrower, threatened against or affecting Borrower or any Subsidiary, that would, if adversely determined, have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any Subsidiary or the ability of Borrower to pay and perform the Obligations. There are no outstanding judgments against Borrower or any Subsidiary.

     Section 6.6 Rights in Properties; Liens. Borrower and each Subsidiary have good and indefeasible title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 6.2, and none of the properties, assets, or leasehold interests of Borrower or any Subsidiary is subject to any Lien, except as permitted by Section 8.2.

     Section 6.7 Enforceability. This Agreement constitutes, and the other Loan Documents to which Borrower is party, when delivered, shall constitute the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

     Section 6.8 Approvals. No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for the execution, delivery, or performance by Borrower of this Agreement and the other Loan Documents to which Borrower is or may become a party or the validity or enforceability thereof.

     Section 6.9 Debt. Borrower and its Subsidiaries have no Debt, except as permitted by Section 8.1.

CREDIT AGREEMENT - Page 18

     Section 6.10 Taxes. Borrower and each Subsidiary have filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales taxes, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable, and Borrower knows of no pending investigation of Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of Borrower or any Subsidiary.

     Section 6.11 Use of Proceeds; Margin Securities. Neither Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

     Section 6.12 ERISA. Borrower and each Subsidiary have complied with all applicable minimum funding requirements and all other applicable and material requirements of ERISA and there are no existing conditions that would give rise to liability thereunder. No Reportable Event has occurred in connection with Plan that might constitute grounds for the termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan.

     Section 6.13 Disclosure. No statement, information, report, representation or warranty made by Borrower in this Agreement or in any other Loan Document or furnished to Lender in connection with this Agreement or any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower which has a material adverse effect, or which might in the future have a material adverse effect, on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any Subsidiary that has not been disclosed in writing to Lender.

     Section 6.14 Subsidiaries. Borrower has no Subsidiaries other than those listed on Schedule 4 hereto, and Schedule 4 sets forth the jurisdiction of incorporation of each Subsidiary and the percentage of Borrower's ownership of the outstanding voting stock of each Subsidiary. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid, and is nonassessable.

     Section 6.15 Compliance with Laws and Agreements. Neither Borrower nor any Subsidiary is in violation in any material respect of any law, rule, regulation, order, or decree of any court, governmental authority, or arbitrator. Neither Borrower nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

CREDIT AGREEMENT - Page 19

     Section 6.16 Environmental Matters.

          (a) Borrower, each Subsidiary, and all of their respective properties, assets, and operations are in full compliance with all Environmental Laws. Borrower is not aware of, nor has Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of Borrower and the Subsidiaries with all Environmental Laws.

          (b) Borrower and each Subsidiary have obtained all permits, licenses, and authorizations which are required under Environmental Laws.

          (c) No Hazardous Substances exist on, about, or within or have been used, generated, stored, transported, disposed of on, or released from any of the properties or assets of Borrower or any Subsidiary. The use which Borrower and the Subsidiaries make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or release of any Hazardous Substance on, in, or from any such properties or assets.

          (d) There is no action, suit, proceeding, investigation, or inquiry before any court, administrative agency, or other governmental authority pending or, to the knowledge of Borrower, threatened against Borrower or any Subsidiary relating in any way to any Environmental Law. Neither Borrower nor any Subsidiary has (i) any liability for remedial action under any Environmental Law, (ii) received any request for information by any governmental authority with respect to the condition, use, or operation of any of its properties or assets, or (iii)received any notice from any governmental authority or other Person with respect to any violation of or liability under any Environmental Law.

          (e) No Lien arising under any Environmental Law has attached to any of the properties or assets of Borrower or any of its Subsidiaries.

     Section 6.17 Current Locations. The principal place of business and chief executive office of the Borrower is located at the address for notices specified below the Borrower's name on the signature pages hereto. Schedule 1 attached hereto sets forth all the locations where any of the Obligated Parties maintain any books or records relating to any of the Collateral and all other locations where any of the Obligated Parties has a place of business. No Obligated Party does business in any location other than as set forth on Schedule 1 and Schedule 1 correctly identifies each address where any of the Obligated Parties' inventory or equipment are located. Schedule 1 correctly identifies the landlords or mortgagees (other than Lender), if any, of each location identified on Schedule 1. Schedule 1 sets forth the names and addresses of all Persons other than the Obligated Parties who have possession of any of the Obligated Parties' Collateral. None of the Collateral has been located in any location within the past four months other than as set forth on Schedule 1.

CREDIT AGREEMENT - Page 20

     Section 6.18 Security Interest and Liens. The Security Agreement and the Guarantor Security Agreement create in favor of Lender valid and enforceable Liens in the Collateral described therein which secure the payment and performance of the Obligations, including without limitation, all future Advances pursuant to this Agreement and the Note and all extensions, renewals and other modifications thereof. Upon the filing of Uniform Commercial Code Financing Statements naming Borrower or Guarantor, as applicable, as debtor and Lender as secured party in the applicable jurisdictions set forth in Schedule 6 hereto, and the release or assignment to Lender of the Liens described on
Schedule 7 hereto, the Liens created by the Loan Documents shall constitute perfected, first priority Liens upon the property described therein which shall be superior and prior to the rights of all third Persons now existing or hereafter arising.

     Section 6.19 Corporate Name. The exact corporate name of the Borrower as it appears in its certificate of incorporation is set forth in the introduction to this Agreement and Borrower has not done business in any location under any other name.

                                   ARTICLE 7

                               Positive Covenants

     Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or Lender has any Commitment hereunder, Borrower will perform and observe the following positive covenants, unless Lender shall otherwise consent in writing:

     Section 7.1 Reporting Requirements. Borrower will furnish to Lender:

          (a) Annual Financial Statements. As soon as available, and in any event within ninety (90) days after the end of each fiscal year of Borrower, beginning with the fiscal year ending June 30, 1993, (i) a copy of the annual audit report of Borrower and the Subsidiaries for such fiscal year containing, on a consolidated basis, balance sheets, statements of income, and statements of cash flows as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by independent certified public accountants of recognized standing acceptable to Lender, to the effect that such report has been prepared in accordance with GAAP; and (ii) a certificate of such independent certified public accountants to Lender (A) stating that to their knowledge no Event of Default and no Potential Default has occurred and is continuing, or if in their opinion an Event of Default or Potential Default has occurred and is continuing, a statement as to the nature thereof, and (B) confirming the calculations set forth in the Covenant Compliance Certificate delivered simultaneously therewith;

          (b) Monthly Financial Statements. As soon as available, and in any event within thirty (30) days after the end of each month, a copy of an unaudited financial report of Borrower and the Subsidiaries as of the end of such month, and for the portion

CREDIT AGREEMENT - Page 21
     of the fiscal year then ended, containing, on a consolidated and consolidating basis, balance sheets, statements of income, and statements of cash flows, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by the chief financial officer of Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Borrower and the Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein;

          (c) Covenant Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in SUBSECTIONS 7.1(a) and 7.1(b), a certificate of the chief executive officer or chief financial officer of Borrower (i) stating that to the best of such officer's knowledge, no Event of Default and no Potential Default has occurred and is continuing, or if an Event of Default or Potential Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with Article 9;

          (d) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting Borrower or any Subsidiary which, if determined adversely to Borrower or such Subsidiary, could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or such Subsidiary;

          (e) Notice of Default. As soon as possible and in any event within five (5) days after the occurrence of each Event of Default and Potential Default, a written notice setting forth the details of such Event of Default or Potential Default and the action which Borrower has taken and proposes to take with respect thereto;

          (f) ERISA Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within five (5) days after Borrower or any Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that Borrower proposes to take with respect thereto;

          (g) Notice of Environmental Law Violation. As soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any violation of any Environmental Law that Borrower or any Subsidiary reports or is required to report to any governmental authority;

CREDIT AGREEMENT - Page 22

          (h) Notice of Material Adverse Effect. As soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any matter that could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any Subsidiary;

          (i) Borrowing Base Report and Accounts Receivable Aging Report. As soon as available, and in any event within thirty (30) days after the end of each calendar month, a Borrowing Base Report and an Accounts Receivable Aging Report, each certified by the chief executive officer or chief financial officer of Borrower;

          (j) Proxy Statements, Etc. As soon as available, one copy of each financial statement, report, notice or proxy statement sent by Borrower or any Subsidiary to its stockholders generally and one copy of each regular, periodic or special report, registration statement, or prospectus filed by Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency;

          (k) Uninsured Liabilities. Promptly upon receipt of notice thereof, written notice of any actual or potential uninsured liabilities of Borrower or any Subsidiary in excess of One Hundred Thousand Dollars ($100,000.00); and

          (l) General Information. Promptly, such other information concerning Borrower or any Subsidiary as Lender may from time to time reasonably request.

     Section 7.2 Maintenance of Existence; Conduct of Business. Borrower will preserve and maintain, and will cause each Subsidiary to preserve and maintain, its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications and fights that are necessary or desirable in the ordinary conduct of its business, and conduct, and cause each Subsidiary to conduct, its business as presently conducted in an orderly and efficient manner in accordance with good business practices.

     Section 7.3 Maintenance of Properties. Borrower will maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition.

     Section 7.4 Taxes and Claims. Borrower will pay or discharge, and will cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

CREDIT AGREEMENT -- Page 23

     Section 7.5 Insurance. Borrower will maintain, and will cause each Subsidiary to maintain, with financially sound and reputable insurance companies worker's compensation insurance, liability insurance, and insurance on its property, assets, and business at least in such amounts and against such risks as are usually insured against by Persons engaged in similar businesses. Each insurance policy covering Collateral shall name Lender as loss payee and provide that such policy will not be cancelled without thirty (30) days prior written notice to Lender.

     Section 7.6 Inspection Rights. At any reasonable time and from time to time, Borrower will permit, and will cause each Subsidiary to permit, representatives of Lender to examine and make copies of the books and records of, and visit and inspect the properties of Borrower and any Subsidiary, and to discuss the business, operations, and financial condition of Borrower and the Subsidiaries with their respective officers and employees and with their independent certified public accountants.

     Section 7.7 Keeping Books and Records. Borrower will maintain, and will cause each Subsidiary to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

     Section 7.8 Compliance with Laws. Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, and orders of any court, governmental authority, or arbitrator.

     Section 7.9 Compliance with Agreements. Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all contracts, agreements, and instruments binding on it or affecting its properties or business.

     Section 7.10 Further Assurances. Borrower will execute and deliver, and will cause each Subsidiary to execute and deliver, such further instruments as may be requested by Lender to carry out the provisions and purposes of this Agreement and the other Loan Documents and to preserve and perfect the Liens of Lender in the Collateral.

     Section 7.11 ERISA. Borrower will comply, and will cause each Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

                                   ARTICLE 8

                               Negative Covenants

     Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or Lender has any Commitment hereunder, Borrower will perform and observe the following negative covenants, unless Lender shall otherwise consent in writing:

CREDIT AGREEMENT -- Page 24

     Section 8.1 Debt. Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Debt, except:

          (a) Debt to Lender;

          (b) Existing Debt described on Schedule 3 hereto; and

          (c) Debt incurred to finance the purchase of property to be used in the ordinary course of Borrower's business in an aggregate amount during any one fiscal year not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00).

     Section 8.2 Limitation on Liens. Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except:

          (a) Liens disclosed on Schedule 5 hereto;

          (b) Liens in favor of Lender;

          (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of Borrower or the Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

          (d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

          (e) Liens of mechanics, materialmen, warehousemen, carriers or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business;

          (f) Liens resulting from good faith deposits to secure payments of worker's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, or contracts (other than for payment of Debt) in the ordinary course of business; and

          (g) Liens created to secure purchase money Debt permitted by Section 8.1(c) provided that such Liens do not extend to or cover any property of Borrower other than the property being acquired with the Debt permitted by
     Section 8.1(c).

     Section 8.3 Mergers, Acquisitions and Dissolutions. Borrower will not, and will not permit any Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise

CREDIT AGREEMENT -- Page 25
acquire all or a substantial part of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, or dissolve or liquidate.

     Section 8.4 Restricted Payments. Borrower will not declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock, or grant or issue any capital stock or any warrant, fight, or option pertaining to its capital stock, or issue any security convertible into capital stock, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of Borrower or another Subsidiary.

     Section 8.5 Loans and Investments. Borrower will not make, and will not permit any Subsidiary to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, or permit any Subsidiary to purchase, any stock, bonds, notes, debentures, or other securities of any Person, except:

          (a) readily marketable direct obligations of the United States of America; and

          (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition of Lender.

     Section 8.6 Transactions With Affiliates. Borrower will not enter into, and will not permit any Subsidiary to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of Borrower or such Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of Borrower or such Subsidiary.

     Section 8.7 Disposition of Assets. Borrower will not sell, lease, assign, transfer, or otherwise dispose of any of its assets, or permit any Subsidiary to do so with any of its assets, except dispositions of inventory in the ordinary course of business.

     Section 8.8 Prepayment of Debt. Borrower will not prepay, and will not permit any Subsidiary to prepay, any Debt, except the Obligations.

     Section 8.9 Nature of Business. Borrower will not, and will not permit any Subsidiary to, engage in any business other than the businesses in which they are engaged as of the date hereof.

     Section 8.10 Compliance with Environmental Laws. Borrower will not, and will not permit any of its Subsidiaries to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any

CREDIT AGREEMENT -- Page 26

Hazardous Substance, (b) generate any Hazardous Substance, (c) conduct any activity which is likely to cause a release or threatened release of any Hazardous Substance, or (d) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any Environmental Law.

     Section 8.11 Accounting. Borrower will not make, and will not permit any of its Subsidiaries to make, any change in accounting treatment or reporting practices, except as required by GAAP.

                                   ARTICLE 9

                              Financial Covenants

     Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or Lender has any Commitment hereunder, Borrower will observe and perform the following financial covenants, unless Lender shall otherwise consent in writing:

     Section 9.1 Current Ratio. Borrower will at all times maintain a Current Ratio of not less than to 1.4 to 1.0.

     Section 9.2 Consolidated Tangible Net Worth. Borrower will at all times maintain Consolidated Tangible Net Worth in an amount not less than Four Million Dollars ($4,000,000.00).

     Section 9.3 Fixed Charge Coverage Ratio. Borrower will at all times maintain a Fixed Charge Coverage Ratio of not less than 1.75 to 1.0.

     Section 9.4 Leverage Ratio. Borrower will at all times maintain a Leverage Ratio of not greater than 1.75 to 1.0.

     Section 9.5 Capital Expenditures. Borrower will not permit the aggregate capital expenditures of Borrower and the Subsidiaries to exceed Four Hundred Thousand Dollars ($400,000.00) during any fiscal year.

                                   ARTICLE 10

                                    Default

     Section 10.1 Events of Default. Each of the following shall be deemed an "Event of Default":

          (a) Borrower shall fail to pay when due the Obligations or any part thereof.

CREDIT AGREEMENT -- Page 27

          (b) Any representation, warranty, certification or statement made or deemed made by Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or-in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

          (c) Borrower or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement or any other Loan Document.

          (d) Borrower, any Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

          (e) An involuntary proceeding shall be commenced against Borrower, any Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of thirty
     (30) days.

          (f) Borrower, any Subsidiary, or any Obligated Party shall fail to discharge within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of Fifty Thousand Dollars ($50,000.00) against any of its assets or properties.

          (g) Borrower, any Subsidiary, or any Obligated Party shall fail to satisfy and discharge promptly any judgment or judgments against it for the payment of money in an aggregate amount in excess of Fifty Thousand Dollars ($50,000.00).

          (h) Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due any principal of or interest on any Debt (other than the Obligations), or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

CREDIT AGREEMENT -- Page 28

          (i) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

          (j) Any of the following events shall occur or exist with respect to Borrower or any Subsidiary: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv)any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under
     Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Lender subject Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed Fifty Thousand Dollars ($50,000.00).

          (k) The occurrence of a Change of Ownership or Change of Management.

          (1) Borrower, any of its Subsidiaries, or any Obligated Party, or any of their properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within thirty (30) days from the date of entry thereof.

     Section 10.2 Remedies Upon Default. If any Event of Default shall occur, Lender may without notice terminate its Commitment to make Advances and declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of an Event of Default under Section 10.1(d) or Section 10.1(e), the Commitment of Lender to make Advances shall automatically terminate, and the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower. If any Event of Default shall occur, Lender may exercise all rights and remedies available to it in law or in equity, under the Loan Documents, or otherwise.

CREDIT AGREEMENT -- Page 29

     Section 10.3 Performance by Lender. If Borrower shall fail to perform any covenant, duty, or agreement contained in any of the Loan Documents, Lender may perform or attempt to perform such covenant, duty, or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lender, promptly pay any amount expended by Lender in such performance or attempted performance to Lender, together with interest thereon at the Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly agreed that Lender shall not have any liability or responsibility for the performance of any obligation of Borrower under this Agreement or any other Loan Document.

     Section 10.4 Setoff. Lender shall have the right to set off and apply against the Obligations in such manner as Lender may determine, at any time and without notice to Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Borrower whether or not the Obligations are then due. As further security for the Obligations, Borrower hereby grants to Lender a security interest in all money, instruments, and other property of Borrower now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for the Obligations, Borrower hereby grants to Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Borrower now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Borrower. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

                                   ARTICLE 11

                                 Miscellaneous

     Section 11.1 Expenses of Lender. Borrower hereby agrees to pay Lender on demand: (a) all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the fees and expenses of Lender's legal counsel (provided that the legal fees (exclusive of related expenses) for which Borrower shall be responsible under this subsection 11.1(a) in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents shall not exceed $5,000.00), (b) all costs and expenses incurred by Lender in connection with the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of Lender's legal counsel, and (c) all other costs and expenses incurred by Lender in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, taxes, assessments, filing fees, and other charges levied by a governmental authority or otherwise payable in respect of this Agreement or any other Loan Document or in obtaining any audit or appraisal in respect of the Collateral.

     Section 11.2 Indemnification. Borrower hereby indemnifies Lender and each Affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and holds

CREDIT AGREEMENT -- Page 30
each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (a) the negotiation, execution, delivery, performance, administration, or enforcement of any of the Loan Documents, (b) any of the transactions contemplated by the Loan Documents, (c) any breach by Borrower of any representation, warranty, covenant, or other agreement contained in any of the Loan Documents, (d) the presence, release, threatened release, disposal, removal, or cleanup of any Hazardous Substance located on, about, within, or affecting any of the properties or assets of Borrower or any Subsidiary or (e) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. Without limiting any provision of this Agreement or of any other Loan Document, it is the express intention of the parties hereto that each Person to be indemnified under this Section shall be indemnified from and held harmless against any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including attorneys' fees) arising out of or resulting from the sole or contributory negligence of the Person to be indemnified.

     Section 11.3 Limitation of Liability. Neither Lender nor any Affiliate, officer, director, employee, attorney, or agent of Lender shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Borrower hereby waives, releases, and agrees not to sue Lender or any of Lender's Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 11.4 Lender Not Fiduciary. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

     Section 11.5 No Waiver; Cumulative Remedies. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 11.6 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement

CREDIT AGREEMENT -- Page 31
without the prior written consent of Lender. Any assignment in violation of this
Section 11.6 shall be void.

     Section 11.7 Survival. All representations and warranties made in this Agreement or any other Loan Document or in any documentation, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them. Without prejudice to the survival of any other obligation of Borrower hereunder, the obligations of Borrower under Article 4 and Sections 11.1 and 11.2 shall survive repayment of the Note and termination of the Commitment.

     Section 11.8 ENTIRE AGREEMENT; AMENDMENT AND RESTATEMENT OF TEXAS COMMERCE BANK-ARLINGTON, N.A. DOCUMENTS; AMENDMENT. THIS AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. Without limiting the generality of the foregoing, this Agreement and the other Loan Documents amend and restated in their entirety the documentation assigned to Lender pursuant to the Assignment of Notes and Liens described in Section 5.l(m) hereof. The provisions of this Agreement and the other Loan Documents to which Borrower is a party may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 11.9 Maximum Interest Rate. No provision of this Agreement or of any other Loan Document shall require the payment or the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither Borrower nor the sureties, guarantors, successors, or assigns of Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Note; and, if the principal of the Note has been paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and Lender shall, to the extent permitted by applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire

CREDIT AGREEMENT - Page 32
contemplated term of the indebtedness evidenced by the Note so that interest for the entire term does not exceed the Maximum Rate.

     Section 11.10 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which Borrower is a party shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to Lender pursuant to Article 2 and Section 3.5 shall not be effective until received by Lender.

     Section 11.11 Applicable Law; Venue; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas. Any action or proceeding against Borrower under or in connection with any of the Loan Documents may be brought in any state or federal court in Dallas County, Texas. Borrower hereby irrevocably (a) submits to the nonexclusive jurisdiction of such courts, and (b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in any such court or that any such court is an inconvenient forum. Borrower agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 11.10. Nothing herein or in any of the other Loan Documents shall affect the right of Lender to serve process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding against Borrower or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by Borrower against Lender shall be brought only in a court located in Dallas County, Texas.

     Section 11.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     Section 11.13 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 11.14 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

CREDIT AGREEMENT - Page 33

     Section 11.15 Non-Application of Chapter 15 of Texas Credit Code. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

     Section 11.16 Participations. Lender shall have the right at any time and from time to time to grant participations in the Note and any other Loan Documents. Each actual or proposed participant shall be entitled to receive all information received by Lender regarding the credit worthiness of Borrower, including, without limitation, information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency (whether the actual or proposed participant is subject to the circular or not).

     Section 11.17 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                            BORROWER:

                                            CRAFTMADE INTERNATIONAL, INC.

                                            By:
                                                ----------------------------
                                                Name:
                                                       ---------------------
                                                Title:
                                                       ---------------------

                                            Address for Notices:

                                            2700 112th Street
                                            Grand Prairie, Texas 75050

                                            Fax No.:
                                                           -----------------
                                            Telephone No.:
                                                           -----------------
                                            Attention:
                                                           -----------------


CREDIT AGREEMENT - Page 34

                                            LENDER:

                                            NATIONSBANK OF TEXAS, N.A.

                                            By:
                                                --------------------------
                                                Name:
                                                       -------------------
                                                Title:
                                                       -------------------

                                            Address for Notices:

                                            901 Main Street, 7th Floor
                                            P.O. Box 831000
                                            Dallas, Texas 75283-1000

                                            Fax No.:          214-508-0388
                                            Telephone No.:    214-508-0324

                                            Attention: Donald P. Hellman
                                                       Vice President

CREDIT AGREEMENT - Page 35

                               INDEX TO EXHIBITS

EXHIBIT            DESCRIPTION OF EXHIBIT
-------     ------------------------------------
   "A"      Note
   "B"      Advance Request Form
   "C"      Borrowing Base Report
   "D"      Security Agreement
   "E"      Guaranty
   "F"      Assignment of Life Insurance Policy
   "G"      Guarantor Security Agreement
   "H"      Covenant Compliance Certificate

                               INDEX TO SCHEDULES

SCHEDULE           DESCRIPTION OF SCHEDULE
--------     ------------------------------------
    1        Locations of Collateral
    2        Existing Litigation
    3        Existing Debt
    4        List of Subsidiaries
    5        Existing Liens
    6        UCC Filing Jurisdictions
    7        Liens to be Released or Assigned

CREDIT AGREEMENT - Page 36

                                   SCHEDULE 1
                                       TO
                                CREDIT AGREEMENT

                            Locations of Collateral

                          [TO BE PROVIDED BY BORROWER]

1. Borrower

2. Guarantor

SCHEDULE 1, Locations of Collateral - Page 1

                                   SCHEDULE 2
                                       TO
                                CREDIT AGREEMENT

                              Existing Litigation

                          [TO BE PROVIDED BY BORROWER]

SCHEDULE 2, Existing Litigation - Page 1

                                   SCHEDULE 3
                                       TO
                                CREDIT AGREEMENT

                                 Existing Debt

                          [TO BE PROVIDED BY BORROWER]

SCHEDULE 3, Existing Debt - Page 1

                                   SCHEDULE 4
                                       TO
                                CREDIT AGREEMENT

                              List of Subsidiaries

                          [TO BE PROVIDED BY BORROWER]

              NAME OF                  JURISDICTION OF     PERCENTAGE OF STOCK
            SUBSIDIARY                  INCORPORATION       OWNED BY BORROWER
-----------------------------------    ---------------     -------------------
1.  Durocraft International, Inc.           Texas                  100%

SCHEDULE 4, List of Subsidiaries - Solo Page

                                   SCHEDULE 5
                                       TO
                                CREDIT AGREEMENT

                                 Existing Liens

                          [TO BE PROVIDED BY BORROWER]

SCHEDULE 5, Existing Liens - Page 1

                                   SCHEDULE 6
                                       TO
                                CREDIT AGREEMENT

                            UCC Filing Jurisdictions

                           [TO BE PROVIDED BY LENDER]

1.  Borrower

    Secretary of State of Texas

2.  Guarantor

    Secretary of State of Texas

SCHEDULE 6, UCC Filing Jurisdictions - Solo Page

                                   SCHEDULE 7
                                       TO
                                CREDIT AGREEMENT

                        Liens to be Released or Assigned

                           [TO BE PROVIDED BY LENDER]

SCHEDULE 7, Liens to be Released or Assigned - Page 1

         FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is entered into effective as of the 13th day of December, 1993, by and between CRAFTMADE INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), and NATIONSBANK OF TEXAS, N.A., a national banking association (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender entered into a First Amended and Restated Credit Agreement dated as of January 11, 1993 (the "Credit Agreement"), pursuant to which, among other things, the Lender agreed to make and maintain certain revolving loans to the Borrower, upon the terms contained in the Credit Agreement; and

     WHEREAS, the Borrower has requested the Lender to modify the Credit Agreement, and the Lender is willing to make such modifications under the terms and provisions of this Amendment;

     NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1. Terms. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Credit Agreement.

     2. Amendments to Credit Agreement.

          2.1 Amendments to Section 1.1 of the Credit Agreement. The definition of "Applicable Rate" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

        " 'Applicable Rate' means (a) during the period that an Advance is a Prime Rate Advance, the Prime Rate and (b) during the period that an Advance is a CD Advance, the greater of (i) the Adjusted CD Rate plus two and one-quarter of one percent (2.25%) or (ii) the Prime Rate as the Prime Rate is calculated as of the first day of the applicable Interest Period."

          2.2 Amendment to Section 2.7 of the Credit Agreement. Section 2.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

        "Section 2.7 Reduction or Termination of Commitment. Borrower shall have the right at any time to terminate in whole or from time to time to irrevocably reduce in part the Commitment upon at least three (3) Business Days prior written notice to Lender specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction; provided, however, that each partial reduction shall be in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) or an integral multiple thereof and Borrower shall simultaneously prepay the amount by which the aggregate outstanding amount of all Advances exceeds the Commitment (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Commitment may not be reinstated after it has been terminated or reduced."

          2.3 Amendment to Section 3.1 of the Credit Agreement. Section 3.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

        "Section 3.1 Method of Payment. All payments of principal, interest, and other amounts to be made by Borrower under this Agreement, the Note, and the other Loan Documents shall be made to Lender at its office at 901 Main Street, Dallas, Texas 75283, without setoff, deduction, or counterclaim, in Dollars and in immediately available funds. Borrower shall, at the time of making each such payment, specify to Lender the sums payable by Borrower under this Agreement, the Note, or other Loan Document to which such payment is to be applied (and in the event Borrower fails to so specify, or if an Event of Default has occurred and is continuing, Lender may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion). Whenever any payment under this Agreement, the Note, or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest."

     3. Representations and Warranties. The representations and warranties of the Borrower made in the Credit Agreement are true and correct as of the date hereof as if made on the date hereof.

     4. Costs. The Borrower agrees to pay all costs incurred in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions contemplated by this Amendment, including without limitation the fees and expenses of the Lender's attorneys.

     5. Miscellaneous.

          5.1 Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

          5.2 Effect of this Amendment. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement as amended by this Amendment.

          5.3 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

          5.4 Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

          5.5 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                            CRAFTMADE INTERNATIONAL, INC.

                                            By:  /s/  JAMES R. RIDINGS
                                               ------------------------------
                                               Name:     James R. Ridings
                                               Title:    President

                                            NATIONSBANK OF TEXAS, N.A.

                                            By:  /s/  FRED POINTS
                                               ------------------------------
                                               Name:     Fred Points
                                               Title:    Vice President

                              SECOND AMENDMENT TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is entered into effective as of the 30th day of March, 1994, by and between CRAFTMADE INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), and NATIONSBANK OF TEXAS, N.A., a national banking association (the "Lender").

                             W I T N E S S E T H :

     WHEREAS, the Borrower and the Lender entered into a First Amended and Restated Credit Agreement dated as of January 11, 1993 (the "Original Credit Agreement"), pursuant to which, among other things, the Lender agreed to make and maintain certain revolving loans to the Borrower, upon the terms contained in the Original Credit Agreement; and

     WHEREAS, the Borrower and the Lender entered into that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 1993 (the "First Amendment"), modifying certain provisions of the Original Credit Agreement (the Original Credit Agreement, as amended by the First Amendment, is referred to hereinafter as the "Credit Agreement"); and

     WHEREAS, the Borrower has requested the Lender to modify the Credit Agreement further, and the Lender is willing to make such modifications under the terms and provisions of this Amendment;

     NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1. Terms. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Credit Agreement.

     2. Amendments to Credit Agreement.

          2.1 Amendments to Section 8.4 of the Credit Agreement. Section 8.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

        "Section 8.4 Restricted Payments. Borrower will not declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock, or grant or issue any capital stock or any warrant, right, or option pertaining to its capital stock, or issue any security convertible into capital stock, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of Borrower or another Subsidiary; provided, however, that so long as no Potential Default or Event of Default exists, Borrower may pay quarterly dividends on its capital stock, in an amount not to exceed forty percent (40%) of Borrower's net profit before taxes, as determined on a quarterly basis in accordance with GAAP (as reflected in the monthly financial statements delivered by Borrower to Lender in accordance with SECTION 7.1(b) of this Agreement and as confirmed by the annual financial statements delivered by Borrower to Lender in accordance with SECTION 7.1(a) of this Agreement), unless the payment of any such dividend would create or result in the existence of a Default or Potential Default."

     3. Representations and Warranties. The representations and warranties of the Borrower made in the Credit Agreement are true and correct as of the date hereof as if made on the date hereof.

     4. Costs. The Borrower agrees to pay all costs incurred in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions contemplated by this Amendment, including without limitation the fees and expenses of the Lender's attorneys.

     5. Miscellaneous.

          5.1 Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

          5.2 Effect of this Amendment. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement as amended by this Amendment.

          5.3 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

          5.4 Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

          5.5 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                            CRAFTMADE INTERNATIONAL, INC.

                                            By:  /s/  JAMES R. RIDINGS
                                                Name: James R. Ridings
                                                Title: President

                                            NATIONSBANK OF TEXAS, N.A.

                                            By:     /s/  FRED POINTS
                                                Name: Fred Points
                                                Title: President

                               THIRD AMENDMENT TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is entered into effective as of the 30th day of June, 1994, by and between CRAFTMADE INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), and NATIONSBANK OF TEXAS, N.A., a national banking association (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender entered into a First Amended and Restated Credit Agreement dated as of January 11, 1993 (the "Original Credit Agreement"), pursuant to which, among other things, the Lender agreed to make and maintain certain revolving loans to the Borrower, upon the terms contained in the Original Credit Agreement; and

     WHEREAS, the Borrower and the Lender entered into that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 1993 (the "First Amendment"), modifying certain provisions of the Original Credit Agreement; and

     WHEREAS, the Borrower and the Lender entered into that certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 30, 1994 (the "Second Amendment"), modifying certain provisions of the Original Credit Agreement (the Original Credit Agreement, as amended by the First Amendment and the Second Amendment, is referred to hereinafter as the "Credit Agreement"); and

     WHEREAS, the Borrower has requested the Lender to modify the Credit Agreement further, and the Lender is willing to make such modifications under the terms and provisions of this Amendment;

     NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1. Terms. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Credit Agreement.

     2. Amendments to Credit Agreement.

          2.1 Amendment to Definition of "Commitment". The definition of "Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

        "Commitment" means the obligation of Lender to make Advances hereunder in an aggregate principal amount at any time outstanding up to but not exceeding Eight Million Dollars ($8,000,000), as such amount may be reduced pursuant to Section 2.7 or otherwise.

          2.2 Addition of Section 2.8 to the Credit Agreement. An new Section
     2.8 is hereby added to the Credit Agreement to read in its entirety as follows:

        2.8 Letters of Credit. At the request of Borrower, and upon execution of letter of credit documentation satisfactory to Lender (including, without limitation, an Application and Agreement for Commercial Utter of Credit [for documentary letters of credit] or Standby Letter of Credit Application and Agreement [for standby letters of credit] for each such letter of credit in the form attached hereto as Exhibit "I" (the "Application"), Lender shall issue documentary or standby letters of credit ("Letters of Credit") from time to time for the account of Borrower for its benefit or the benefit of its Subsidiaries in a face amount not exceeding in the aggregate at any time outstanding the lesser of (a) $1,000,000.00 or (b) $8,000,000 minus the aggregate outstanding principal balance of all Advances. The Commitment shall at all times be reduced by the aggregate face amount of outstanding Letters of Credit. The Letters of Credit shall be on terms mutually acceptable to Borrower and Lender and no Letter of Credit shall have an expiration date later than the Termination Date. Any amount paid by Lender on any Letter of Credit which is not immediately reimbursed by Borrower shall be treated as an Advance without the necessity for any request by Borrower. Borrower shall pay to Lender, at the time of issuance of each Letter of Credit, a fee equal to the greater of (a) one percent (1.0%) per annum times the face amount of the Letter of Credit or (b) One Hundred Dollars ($100.00). In connection with the issuance of any Letters of Credit, Borrower shall pay to Lender its standard fees and charges, including the standard fees and charges provided for in the Application. The obligations and indebtedness of Borrower to Lender under this Section 2.8, the Letters of Credit, and the Applications, shall be part of the Obligations.

          2.3 Addition of Exhibit "K" to Credit Agreement. A new Exhibit "K" is hereby added to the Credit Agreement to read in its entirety as provided in Exhibit "K" to this Amendment.

     3. Representations and Warranties. The representations and warranties of the Borrower made in the Credit Agreement are true and correct as of the date hereof as if made on the date hereof.

     4. Conditions Precedent. The effectiveness of this Amendment is contingent upon the satisfaction of the following conditions precedent:

          4.1 Execution of New Note. Borrower shall have executed and delivered to Lender a promissory note, evidencing the increased Commitment, in the form attached hereto as Exhibit "A".

          4.2 Corporate Certificates. Each of Borrower, Durocraft and C/D/R shall have delivered to Lender a Corporate Certificate in form and substance acceptable to Lender, certifying as to resolutions approving this Amendment, the incumbency of their officers authorized to execute this Amendment, their articles of incorporation, bylaws, existence, good standing and such other matters as may be requested by Lender.

          4.3 No Default. No Event of Default of Potential Default shall exist under the Credit Agreement or would result from the execution of this Agreement.

     5. Costs. The Borrower agrees to pay all costs incurred in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions contemplated by this Amendment, including without limitation the fees and expenses of the Lender's attorneys.

     6. Miscellaneous.

          6.1 Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

          6.2 Effect of this Amendment. The Credit Agreement, as amended by this Amendment, and the Note, as amended and restated in the form attached hereto as Exhibit "A", shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement or the Note, shall be deemed to refer to the Credit Agreement as amended by this Amendment or the Note as amended and restated in the form attached hereto as Exhibit "A".

          6.3 Ratification of Loan Documents. Borrower hereby ratifies and confirm that the Loan Documents (as modified hereby) continue to be valid, binding and enforceable against Borrower and Guarantor and continue to create a valid first priority pledge and assignment of, and continuing security interest in, the Collateral as security for the Obligations. There are no defenses, offsets or counterclaims to the performance by the Borrower and Guarantor of their obligations under the Loan Documents.

          6.4 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

          6.5 Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

          6.6 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                            CRAFTMADE INTERNATIONAL, INC.

                                            By: /s/  JAMES R. RIDINGS
                                            Name:  James R. Ridings
                                            Title:  President

                                            NATIONSBANK OF TEXAS, N.A.

                                            By: /s/  FRED POINTS
                                            Name:  Fred Points
                                            Title:  Vice President

                              CONSENT OF DUROCRAFT

     Durocraft hereby represents, warrants, covenants and agrees to and with Lender that (1) Durocraft is aware of this Amendment and the transactions contemplated herein (this Amendment and such transactions being hereinafter collectively called the "Modification"), (2) Durocraft consents to the Modification, (3) notwithstanding the Modification, the Durocraft Guaranty shall be and remain a continuing, absolute, unconditional and irrevocable guaranty of payment and performance of the Guaranteed Indebtedness, as defined in the Durocraft Guaranty, binding and enforceable in accordance with the terms of such guaranty, and such guaranty shall not be deemed to have been terminated, impaired, modified or otherwise affected by the Modification, except that the obligations guaranteed shall include the Obligations as modified by the Modification in addition to any other amounts included in the Guaranteed Indebtedness, (4) notwithstanding the Modification, the Durocraft Security Agreement continues to create a first priority pledge and assignment of, and continuing security interest in, the collateral covered thereby and shall be and remain valid, binding and enforceable in accordance with the terms of such security agreement, and such security agreement shall not be deemed to have been terminated, impaired, modified or otherwise affected by the Modification, except that the obligations secured thereby shall include the Obligations as modified by the Modification in addition to any other amounts included in the secured obligations, and (5) there are no claims, defenses, counterclaims or offsets to the liability of Durocraft under the Durocraft Guaranty or the Durocraft Security Agreement.

     EXECUTED effective as of June 30, 1994.

                                            DUROCRAFT INTERNATIONAL, INC.,
                                              a Texas corporation

                                            By: /s/  JAMES R. RIDINGS
                                            Name:    James R. Ridings
                                            Title:   President

                                CONSENT OF C/D/R

     C/D/R hereby represents, warrants, covenants and agrees to and with Lender that (1) C/D/R is aware of this Amendment and the transactions contemplated herein (this Amendment and such transactions being hereinafter collectively called the "Modification"), (2) C/D/R consents to the Modification, (3) notwithstanding the Modification, the C/D/R Guaranty shall be and remain a continuing, absolute, unconditional and irrevocable guaranty of payment and performance of the Guaranteed Indebtedness, as defined in the C/D/R Guaranty, binding and enforceable in accordance with the terms of such guaranty, and such guaranty shall not be deemed to have been terminated, impaired, modified or otherwise affected by the Modification, except that the obligations guaranteed shall include the Obligations as modified by the Modification in addition to any other amounts included in the Guaranteed Indebtedness, and (4) there are no claims, defenses, counterclaims or offsets to the liability of C/D/R under the C/D/R Guaranty.

     EXECUTED effective as of June 30, 1994.

                                            C/D/R INCORPORATED,
                                              a Delaware corporation

                                            By: /s/  TERRY CULBERTSON
                                            Name:  Terry Culbertson
                                            Title:  President

                                  Exhibit "A"

                            Form of Promissory Note

                                PROMISSORY NOTE

$8,000,000.00                    Dallas, Texas                     June 30, 1994

     FOR VALUE RECEIVED, the undersigned, CRAFTMADE INTERNATIONAL, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association at its offices at 901 Main Street, Dallas, Dallas County, Texas 75283, in lawful money of the United States of America, the principal sum of EIGHT MILLION DOLLARS ($8,000,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance as hereinafter described.

     This Note is the Note provided for in that certain First Amended and Restated Credit Agreement dated as of January 11, 1993, between Maker and Payee (such Credit Agreement, as the same has been amended pursuant to that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 1993, that certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 30, 1994, and that certain Third Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1994, and as the same may be further amended or otherwise modified, herein referred to as the "Agreement"). Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note, including, without limitation, provisions regarding the Maker's rights to borrow, repay and reborrow hereunder, the limitation of interest charged hereunder, the Collateral securing this Note, Potential Defaults and Events of Default and Payee's rights arising as a result of the occurrence thereof. This Note is executed in increase, amendment and restatement, but not in novation, discharge or satisfaction of the indebtedness evidenced by, that certain Promissory Note in the maximum principal amount of $6,000,000 dated as of January 11, 1993, made by Maker payable to the order of Payee (the "Prior Note"). All amounts previously outstanding under the Prior Note as of the date hereof, shall hereafter be due and payable in accordance with the provisions of, and outstanding, under, this Note. The Prior Note modified in its entirety and evidenced indebtedness previously evidenced by the promissory note (or notes) executed by Maker and payable to the order of Texas Commerce Bank - Arlington, National Association which has been assigned to Payee pursuant to the Assignment of Notes and Liens described in Section 5.1 of the Agreement.

     Subject to the terms of the Agreement, the outstanding principal balance hereunder shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate or
(b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon

PROMISSORY NOTE - Page 1
below the Maximum Rate until such time as the aggregate amount of interest accrued hereon equals the aggregate amount of interest which would have accrued hereon if the interest rate specified in clause (b) preceding had at all times been in effect. All outstanding principal advanced under this Note shall be due and payable on the Termination Date. Accrued and unpaid interest on this Note shall be due and payable on the last Business Day of each month, commencing January 29, 1993, and on the Termination Date. All past due principal and interest shall bear interest at the Default Rate.

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses and fees incurred by the holder, including reasonable attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This
Note is performable in Dallas County, Texas.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to record in its records all advances made to Maker hereunder and all payments made on account of the principal thereof, which records shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any such records shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

     THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF MAKER

PROMISSORY NOTE -- Page 2

AND PAYEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

                                            CRAFTMADE INTERNATIONAL, INC.

                                            By:
                                               ----------------------------
                                            Name:   James R. Ridings
                                            Title:  Chief Executive Officer

PROMISSORY NOTE -- Page 3

                                  Exhibit "K"

                              Form of Application

NationsBank                             Application and Agreement for
NationsBank of Texas, N.A.              Commercial Letter of Credit

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------  Date:
("Bank")                                                     ----------------

The undersigned (hereinafter, whether one or more, called "Customer") hereby requests Bank to issue an irrevocable Letter of Credit ("the Credit") in any of the Bank's usual forms, or substantially in the form specified below, or attached hereto, to be transmitted as follows by:

/ / Airmail  / / Airmail with Brief Cable  / / Full Cable  / / Federal Express

NOTE: Authenticated cables may be transmitted by Bank to other banks only. Cable charges and Federal Express charges are to be borne by Customer. A street address is required if Federal Express is indicated.

--------------------------------------------------------------------------------
To Be Transmitted Through: (Name and address of advising bank)
                                        For the Amount Of: (Name and address of
                                        buyer)

or, if none is indicated, through any of Bank's correspondents
or direct to Beneficiary.               (hereinafter called "Account Party" or
                                        "Customer")
--------------------------------------------------------------------------------
In Favor Of: (Name and address of Beneficiary)
                                        Up to the Aggregate Amount Of:

                                        ----------------------------------------
                                        Expiring On:

(herein called "Beneficiary")           (Latest date drafts are to be presented
                                        to the Bank or to a negotiating bank)
--------------------------------------------------------------------------------
Available By Drafts At:_____________ (indicate tenor of draft, such as "right") drawn on Bank or any of its correspondents, presented to the drawee or to a negotiating bank on or before the above expiration date, for __________ % (100% unless otherwise indicated) of total invoice amount, when accompanied by the following documents ("Documents") as indicated by a mark in the box appearing before each:
/ /  Commercial invoice in ___________ originals and __________ copies.
/ /  Full set of clean on board ocean bill(s) of lading:
        / /  Consigned to Account Party
        / /  Consigned to
        / /  Drawn to order of shipper and blank endorsed:
        Marked freight:    / /  Collect      / /  Prepaid
        Notify:    / /  Account Party      / /  and ______________________
/ /  Copy of Air Waybill:
        / /  Consigned to Account Party
        / /  Consigned to ________________________________________________
        Marked freight:    / /  Collect      / /  Prepaid
        Notify:    / /  Account Party      / /  and
/ /  Special Customer Invoice in ________ originals and ________ copies (Form
No.                  )
/ /  Insurance policy or certificate covering _______________________ risks, for _______ % of invoice amount, in one original and _________ copies
/ /  Packing list in _______ originals and _______ copies
/ /  Certificate of Origin    / /  Form A, in ___________ originals and _______
copies

Indicate additional documents and/or special instructions on overload. Merchandise Description (to be stated exactly as follows on commercial invoice):
(briefly describe goods, omitting details, and specify by date and/or number the particular purchase order, pro forma invoice or other document to which the invoice is to make reference)
Price basis and shipping terms are: ___________________________________________
                   (indicate basis, such as FAS or FOS named part of leading:
                                  C & F or CIF name part of discharge; or other)

--------------------------------------------------------------------------------
Bill of Lading, Air Waybill or alternate transportation document is to indicate shipment/dispatch/taking in charge from ________________________________________
to _____________________________________________________________________________
and is to be dated not later than ______________________________________________

Partial Shipment are:
/ /  Permitted
/ /  Prohibited

Transhipment is:
/ /  Permitted
/ /  Prohibited
/ /  Permitted in ____________ (country) only
--------------------------------------------------------------------------------
Documents must be presented within ___________ days after the date of the bill of lading, air waybill or other transportation document.
All handling charges other than those of issuing Bank are for the account
of:    / /  Beneficiary      / /  Account Party.
For drafts on term basis, discount charges are for the account of:
/ /  Beneficiary      / /  Account Party.

For Foreign -- Beneficial Customers Only:
Customer hereby irrevocably appoints __________ as Agent for Service of
Process (the "Process Agent"), with
an office on the date hereof at ________, ________, Texas, ______, United States
                             (home address) (city)          (zip)
In consideration of the issuance by Bank of the Credit, Customer promises to pay Bank, on demand, the following commission or charge, and any and all other charges and expenses (including, but not limited to, attorneys' fees) which may be paid or incurred by Bank in connection with the Credit. The commission or charge herein shall be that customarily charged by Bank for undertaking to issue letters of credit and/or accept drafts thereunder, as shown in the printed schedule of charges currently in effect and a copy of which has been furnished to Customer; provided, that if the blank at the end of this sentence is completed by Bank, such commission or charge shall be ______________________ . Customer's Demand Deposit Account Number to debit at time of funding: __________
                                                                     .

In consideration of the issuance by Bank of the Credit, Customer agrees with Bank as follows:

Section 1. Customer promises to pay to the order of Bank, on demand, an amount equal to (i) the face amount of each draft drawn or purporting to be drawn under the Credit in United States currency, and (ii) the equivalent in United States currency of the face amount of each draft drawn or purporting to be drawn under the Credit in a currency other than that of the United States, such equivalent to be calculated on the basis of Bank's selling rate of exchange in effect (for the date on which Bank pays such draft or reimburses any of its correspondents which paid such draft) for cable transfers to the place where and in the currency in which such draft is payable; provided, that with respect to each draft referred to in the preceding clause (i) and (ii) which is a time draft, if demand for payment thereof has not previously been made by Bank, as above provided, Customer shall in any event, and without demand, make such payment to Bank in accordance with the preceding provisions no later than one business day prior to the maturity of such draft if it is payable at Bank's principal office, or, if such draft is payable at another place, than no later than the date on which funds for the payment of such draft would need to be transmitted by Bank in order normally to arrive at the place of payment one day prior to the maturity of such draft. Bank will notify Customer of the amount and maturity date of each time draft under the Credit. Customer shall comply with any and all governmental exchange regulations now or hereafter applicable to any foreign exchange provided Bank pursuant to this Section 1, and shall indemnify and bold Bank harmless from any failure so to comply. In addition, and without limiting the generality of the foregoing, if any law, regulation or the interpretation thereof by any court or administrative or governmental authority shall either impose, modify or deem applicable any capital, reserve, insurance premium or similar requirement against letters of credit issued by Bank and the result thereof shall be to increase the cost to Bank of issuing or maintaining any letter of credit, then, on demand by Bank, Customer further promises to pay to Bank, from time to time, additional amounts which shall be sufficient to compensate Bank for the portion of such increased costs allocable to the Credit. A written advice(s) setting forth in reasonable detail such costs incurred by Bank, submitted by Bank to Customer from time to time, shall be conclusive, absent manifest error, as to the amount thereof.

Section 2. All sums payable by Customer to Bank under the provisions of Section 1 hereof shall bear interest on the unpaid balance thereof from the date when due until paid at the maximum rate of interest then chargeable to Customer under applicable law (provided, that if there is more than one Customer and there are different maximum rates of interest applicable to them under such law, then the lowest such maximum rate shall apply hereunder to all of them). In addition, if this Agreement is placed in the hands of an attorney for collection, or if any sums payable hereunder are sought to be collected by suit or through any other judicial or administrative proceedings (including, but not limited to, probate and bankruptcy proceedings), the Customer promises to pay to Bank, on demand, as attorneys' fees, a sum equal to ten percent (10%) of the unpaid balance of all sums then due hereunder.

Section 3. The term "Obligation", as used in this Agreement, shall mean: (i) all sums at any time payable or which may become payable by Customer to Bank hereunder (whether contingent or absolute), including the commission, charges and expenses referred to on the first page hereof, the sums payable under
Section 5, and the interest and attorneys' fees provided for in Section 2; and
(ii) all other indebtedness, obligations and liabilities to Bank of each Customer, whether now existing or hereafter arising, and regardless of whether such indebtedness, obligations and liabilities be direct or indirect, primary or secondary, joint, several, joint and several, fixed or contingent or originally performable in favor of Bank or in favor of a party other than Bank. All sums comprising the Obligation shall be payable at Bank's office as shown on the first page of this Agreement, in United States currency, and in immediately available funds.

Section 4. The goods described or referred to in any one or more of the Documents, or with respect to which any one or more of the Documents is issued, are hereinafter collectively call the "Goods". As security for the payment and performance of the Obligation, Customer hereby grants to Bank a security interest in and to the following, (whether or not the Documents, Goods and other property be released to or upon the order of Customer under trust or bailee receipt), hereinafter called "Collateral": (i) all shipping documents (including, but not limited to, bills of lading and air waybills), warehouse receipts and other documents relating to the Credit or to the shipment and storage of the Goods, including all documents accompanying drafts drawn under the Credit and all Documents described on the first page hereof; (ii) the Goods and all other tangible personal property described in or covered by any of the documents referred to in the preceding clause or which are in any way related to any transactions contemplated hereunder or under the Credit; (iii) all accounts, contract rights, instruments, chattel paper and general intangibles arising out of, created with respect to, or in any way related to any of the foregoing; (iv) all other property of each Customer now or at any time hereafter in the possession of Bank or under its control, or in the possession or under the control of any third party acting in its behalf; and (v) all proceeds of the property referred to in the preceding clauses hereof, including, but not limited to, insurance proceeds. All or any of such Collateral, and the proceeds thereof, coming into Bank's possession, or that of any of Bank's correspondents, may be held and disposed of by Bank as provided in Section 10 hereof, it being understood that the receipt by Bank, or by any of Bank's correspondents, at any time of other security of whatsoever nature, including cash, shall not be deemed a waiver of any of Bank's rights or powers hereunder. Upon any transfer, sale, delivery, surrender or endorsement of any bill of lading, warehouse receipt or other document at any time held by Bank, or held for Bank's account by any of its correspondents in reliance hereon, Customer will indemnify and hold Bank and its correspondents harmless from and against each and every claim, demand, action or suit which may arise by reason thereof. Customer hereby authorizes Bank, at Bank's option, at any time and regardless of whether or not any property then held by Bank as security hereunder is deemed by Bank to be adequate, to apply toward payment of the Obligation any and all moneys of each Customer, whether now or hereafter on deposit with Bank, or, in Bank's discretion, to hold any such moneys (without any obligation to pay interest thereon) as security for payment of the Obligation until the exact amount thereof, if any, shall have been definitely ascertained by Bank. Bank's rights and security interest hereunder shall continue unimpaired and Customer shall be and remain obligated in accordance with the terms and provisions hereof notwithstanding the release or substitution of any of the Collateral or of any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by Bank with respect to the Obligation.

Section 5. Customer represents and warrants that this Agreement has been duly and validly executed and delivered by or on behalf of Customer and that shipment of the Goods and all financial arrangements relating thereto will not violate any United States Treasury Foreign Asset Control Regulations or any other laws, rules or regulations of the United States or any other government having jurisdiction over such shipment or financial arrangements.

Section 6. Customer covenants and agrees to (i) procure promptly any import, export or other licenses required in connection with the import, export, or shipping of the Goods, and, at Bank's request, promptly furnish it with copies of such licenses; (ii) comply fully with any and all foreign and domestic governmental laws, rules and regulations applicable to the shipment of the Goods and any financial arrangements made with respect thereto, and, at Bank's request, furnish Bank with evidence satisfactory to it of such compliance, (iii) at all times keep the Goods covered by insurance satisfactory to Bank, issued by insurers acceptable to Bank, and at Bank's request, assign to Bank the policies or certificates evidencing such insurance, or, at Bank's option, make the loss or adjustment, if any, payable to Bank, and furnish to Bank, if demanded, evidence of acceptance by the insurers of such assignments; (iv) from time to time promptly execute and deliver to Bank all such other security agreements, assignments, certificates, supplemental writings and financing statements, and do all other acts or things, as Bank may reasonably request in order more fully to evidence and perfect the security interest, herein created; (v) punctually and properly perform all of Customer's covenants and duties under any other security agreement, deed of trust, collateral pledge agreement, or other contract of any kind now or at any time hereafter existing as security for or in connection with payment of the Obligation, or any part thereof; (vi) pay the Obligation in accordance with the terms hereof and in accordance with the terms of any promissory note or notes or other writings evidencing the Obligation, or any part thereof; (vii) promptly furnish Bank with any information or writings which Bank may reasonably request concerning the Collateral; (viii) allow Bank to inspect all records of each Customer relating to the Collateral or to the Obligation, and to make and take away copies of such records; (ix) promptly notify Bank of any change in any fact or circumstance warranted or represented by any Customer, whether in this Agreement or in any other writing furnished by such party to Bank, in connection with the Collateral or the Obligation; (x) promptly notify Bank of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest herein, and, at the request of Bank, appear in and defend, at Customer's expense, any such action or proceeding; and (xi) promptly, after being requested by Bank pay to Bank the amount of all reasonable expenses, including reasonable attorneys' fees and other legal expenses incurred by Bank in enforcing the security interest created hereunder. Customer covenants and agrees that, without the prior written consent of Bank, Customer will not; (xii) sell, assign or transfer any of Customer's rights in the Collateral; or (xiii) create any other security interest in, mortgage, or otherwise encumber, the Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the security interest herein created. Should the Collateral, or any part thereof, ever be in any manner converted by its issuer or maker into another type of property or any money or other proceeds ever be paid or delivered to any Customer as a result of such Customer's rights in the Collateral, then, in any such event, all such property, money and other proceeds shall become part of the Collateral, and such Customer covenants forthwith to pay or deliver to Bank all of the same which is susceptible of delivery, and, at the same time, if Bank deems it necessary and so requests, such Customer will properly endorse or assign the same. With respect to any of such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest thereon in favor of Bank, Customer forthwith will execute and deliver to Bank whatever the latter shall deem necessary or proper for such purpose. Should any covenant, duty or agreement of Customer fail to be performed in accordance with its terms hereunder, Bank may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Customer, and any amount expended by Bank in such performance or attempted performance shall become a part of the Obligation, and, at the request of Bank, Customer agrees to pay such amount promptly to Bank. Customer agrees to indemnify Bank against and hold it harmless from any and all losses, costs, damages and expenses which Bank may ever suffer or incur by reason of the failure of Customer to perform any of Customer's covenants hereunder, or in the incorrectness of any representation or warranty made herein by Customer.

Section 7. Except as may otherwise be expressly set forth in this Agreement or as instructions may be given Bank by Customer in writing expressly to the contrary with regard to, and prior to the opening of, the Credit: (i) Bank or any of its correspondents may receive and accept as "bills of lading" any documents issued or purporting to be issued by or on behalf of any carrier which acknowledges receipt of any Goods for transportation, regardless of the specific provisions of such documents; (ii) the date of each such document shall be deemed to be the date of shipment of the property mentioned therein; (iii) any such document issued by or on behalf of an ocean carrier may be received and accepted by Bank or any of its correspondents as an "ocean bill of lading", whether or not the entire transportation is by water; (iv) partial shipments of the Goods or shipments in excess of the quantity called for in the Credit may be made and Bank or any of its correspondents may honor drafts presented in connection therewith in an amount not exceeding the amount of the Credit; (v) if the Credit specifies shipment in installments within stated periods, and the shipper fails to make one or more of such shipments, subsequent shipments may nevertheless be made in their respective stated periods and Bank or any of its correspondents may honor the drafts relating therein; (vi) Bank or any if its correspondents may receive and accept as documents of insurance under the Credit either documents purporting to be insurance policies or insurance certificates, which in either case (unless otherwise specified in this Agreement) need not be for an amount of insurance greater than the amount paid by Bank or any of its correspondents with respect to the Credit; and (vii) Bank or any of its correspondents may receive, accept or pay any drafts or other documents, otherwise complying with the terms of the Credit and this Agreement, which may be signed by, or issued to, the administrator or executor for the estate of, or the trustee in bankruptcy of, or the receiver for any of the property of, the party in whose name the Credit provides that any drafts or other documents should be drawn or issued.

Section 8. Neither Bank nor any of its correspondents shall be responsible for:
(i) the use which may be made of the Credit or for any acts or omissions of the beneficiary in connection therewith; (ii) the existence, character, quantity, condition, packing, value or delivery of the Goods or any other property purporting to be purchased to otherwise acquired in connection with the issuance of the Credit; (iii) the validity, sufficiency or genuineness of any documents, or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iv) the time, place, manner or order in which any shipment is made; (v) any partial or incomplete shipment, or the failure or omission to ship any or all of the Goods;
(vi) the character, adequacy, validity or genuineness of any insurance; (vii) the solvency or responsibility of any insurer, or any other risk connected with insurance; (viii) any deviation from instructions, delay, default or fraud by any shipper or others in connection with the Goods or the shipping thereof or the documents covered thereby; (ix) the solvency, responsibility or relationship to the Goods of any party issuing any documents in connection with the Goods;
(x) any deviation from instructions, default or fraud by the shipper or any others in connection with the Goods or the shipping thereof, the delay in arrival, or failure to arrive, of all of the Goods or documents relating thereto; (xi) the delay in giving or failure to give, notice of arrival or any of the Goods; (xii) any breach of contract by any Customer, or Beneficiary, or any shipper or consignee;
(xiii) the failure of any draft to bear any reference or adequate reference to the Credit, or the failure of any documents to accompany any draft at negotiation, or the failure of any person to surrender the Credit or send forward documents apart from drafts as required by the terms of the Credit, each of which provisions, if contained in the Credit itself, it is agreed may be waived by Bank; (xiv) any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, wireless or otherwise, and whether or not they may be in cipher or code; (xv) any act, error, neglect, default, omission, insolvency, or failure in business of any of Bank's correspondents; (xvi) any failure or inability by Bank or its correspondents to perform in accordance with the terms of the Credit by reason of compliance with foreign laws, customs or regulations, or by reason of any control or restrictions exercised by any de facto or de jure government or group asserting or exercising governmental or paramount powers, or (xvii) and description matter included in any invoice which is in addition to the description herein required for such invoice. The happening of any one or more of the contingencies referred to in the preceding sentence shall not affect, impair or prevent the vesting of any Bank's rights or powers hereunder. Any action, inaction or omission taken or suffered by Bank, or by any of its correspondents, under or in connection with the Credits or the drafts, documents or Goods relating thereto, if in good faith, and in conformity with such foreign or domestic laws, customs or regulations as Bank or any of its correspondents may deem to be applicable thereto, shall be binding upon Customer and shall not place Bank or any of its correspondents under any resulting liability to Customer.

Section 9. The term "Default", as used herein, means the occurrence of any of the following events: (i) the failure of Customer to pay the Obligation or any part thereof, as it becomes due in accordance with the terms hereof or any promissory note or notes or other writings or agreements which evidence it or when accelerated pursuant to any power to accelerate; or (ii) the failure of any Customer punctually and properly to perform any covenant, agreement or condition contained herein or in any other security agreement, mortgage, deed of trust, assign or contract of any kind defining, securing or assuring payment of the Obligation, or any part thereof; or (iii) the death, failure in business, dissolution or termination of existence of any Customer, or (iv) the insolvency of any Customer; or (v) the levy against the Collateral, or any part thereof, of any execution, attachment, sequestration or other writ; or (vi) the appointment of a receiver of any Customer or of the Collateral, or any part thereof; or
(vii) the filing, by way of petition or answer, of any petition or other pleading seeking adjudication of any Customer as a bankrupt, or an adjustment of such Customer's debts, or any other relief under any bankruptcy, reorganization, debtor's relief or insolvency laws now or hereafter existing; (viii) or if any funds or other property of Customer which may be in, or come into, Bank's possession or control, or that of any third party acting in Bank's behalf, should be attached or distrained or should be or become subject to any mandatory order of court or other legal process; or (ix) in the event of any seizure, vesting or intervention by or under authority of a Government by which the management of Customer is displaced or its authority in the control of its business is curtailed; or (x) when Bank believes that the prospect of payment of any part of the Obligation or the performance by any Customer of any of such Customer's covenants, agreements or other duties hereunder, is impaired; or (xi) the receipt by Bank of information establishing that any representation or warranty made by any Customer, whether made herein or in any other writing delivered by such party to Bank in connection herewith, is false, misleading or erroneous.

Section 10. Upon the occurrence of a Default, in addition of any and all other rights and remedies which Bank may then have hereunder, or under the Uniform Commercial Code of the State of Texas, or under any other applicable law, or otherwise, Bank at its option may: (i) declare the entire unpaid balance of principle of and all accrued interest on the Obligation immediately due and payable, without notice, demand or presentment, which are hereby waived; (ii) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (iii) after notification, if any, provided for in Section 11 hereof, sell or otherwise dispose of, at the office of Bank, or elsewhere, as chosen by Bank, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Bank's power of sale, but sales may be made from time to time until all the Collateral has been sold or until the Obligation has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (iv) at its discretion, retain the Collateral in satisfaction of the Obligation whenever the circumstances are such that Bank is entitled to do so under applicable law; (v) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Customer hereby consents to any such appointment; (vi) buy the Collateral at any public sale; (vii) buy the Collateral at any private sale if the Collateral is a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; and (viii) exercise any other rights and remedies which it may have at law, or in equity, or otherwise, including, but not limited to, the right to apply toward payment of the Obligation, without notice to Customer, any sums which may then be held by Bank for any Customer. Bank shall be entitled to apply the proceeds of any sale or other disposition of the Collateral in the following order: first, to the payment of all of its reasonable expenses, including attorneys' fees and other legal expenses, incurred in holding and preparing the Collateral, or any part thereof, for sale or other disposition, in arranging for any such sale or other disposition, and in actually selling the same; and next, toward payment of the balance of the Obligation is such order and manner as Bank, in its discretion, may deem advisable. If the proceeds are not sufficient to pay the Obligation in full, Customer shall remain liable for any deficiency.

Section 11. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Customer and to any other person entitled under applicable law to notice; provided, that if the Collateral is perishable, or threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Bank may sell or otherwise dispose of the Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent or given not less than 5 calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice of the purpose of this section.

Section 12. Bank shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of Bank to do so shall not impair the validity or enforceability of this Agreement.

Section 13. The Agreement shall become effective upon its receipt by Bank. The validity construction and enforcement of this Agreement, and the delivery and pledge of Collateral hereunder, shall be governed by the laws of the State of Texas, United States of America, except to the extent any law, rule, or regulation of the federal government of the United States of America may be applicable, in which case such federal law, rule or regulation shall govern and control.

Section 14. All rights and remedies of Bank hereunder are cumulative of each other and of every other right or remedy which Bank may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. Without limiting the scope of the foregoing, it is agreed that this Agreement shall be supplemented by the provisions (to the extent that such provisions are consistent with the provisions of this Agreement) of the Uniform Customs and Practice for Documentary Credits, 1983 Revision, International Chamber of Commerce Publication No. 400, and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by Bank. Should any Customer have heretofore executed or hereafter execute any other security agreement in favor of Bank in which a security interest is created as security for the debts of another or others, in respect of which such Customer may not be personally liable, the security interest therein created and all other rights, powers and privileges vested in Bank by the terms thereof shall exist concurrently with the security interest created herein, and, in addition, all property in which Bank holds a security interest under any such other security agreement shall also be part of the Collateral hereunder, and all or any part of the proceeds of the sale or other disposition of such property may, in the discretion of Bank, be applied by it in accordance with the terms hereof, and of such other security agreement, or agreements, or any of them.

Section 15. The rights, powers and interest held by Bank hereunder, together with the Collateral, may be transferred and assigned by Bank, in whole or in part, at such time and upon such terms as it may deem advisable. This Agreement shall therefore inure to the benefit of, and be enforceable by Bank, its successors, transferees and assigns.

Section 16. No waiver by Bank of any Default shall be effective unless in writing and signed by an authorized officer of Bank, and no such waiver shall be deemed to be a waiver of any other subsequent Default, or be deemed to be a continuing waiver. No delay or omission by Bank in exercising any right or power hereunder, or under any other writings executed by any Customer as security for or in connection with the Obligation, shall impair any such right or power, preclude other or further exercise thereof, or the exercise of any other right or power of Bank hereunder or under such other writings.

Section 17. All instructions given by any Customer to Bank hereunder, and all agreements made by any Customer with respect to the Credit and the disposition of documents relating thereto, shall be fully binding on Account Party, regardless of whether Account Party has received notice of such instructions or agreements.

Section 18. If the Collateral declines in value, Customer, at Bank's request, agrees to grant promptly to Bank, as security for payment of Obligation, a security interest in additional property of a value and character satisfactory to Bank, or to make such cash payments as Bank may require, for application on the Obligation.

Section 19. Bank is hereby authorized, at its option and without any obligation to do so, to transfer to or register in the name of any of its nominees all or any part of the Collateral, and such action may be taken before or after the maturity of any part of Obligation and without notice to Customer.

Section 20. If any Customer is a banking institution, such Customer hereby appoints Bank as its agent to issue the Credit in accordance with the provisions of this Agreement.

Section 21. Customer hereby agrees that the terms and provisions of this Agreement shall be applicable to any amendment, modification or supplement hereafter made to the Credit with the written consent of Customer and accepted by Bank, with the same force and effect as if such amendment, modification or supplement had been fully described herein.

Section 22. Customer agrees that its rights and obligations hereunder are not assignable or transferable without the express prior written consent of Bank. In the event such consent is given, this Agreement shall be binding not only upon Customer, but also upon the heirs, executors, administrators, successors and assigns of Customers. If this Agreement should be terminated or revoked by operation of laws as to Customer, Customer shall indemnify and save Bank harmless from any loss which may be suffered or incurred by Bank in acting hereunder prior to the receipt by Bank, or its successors, transferees or assigns, of notice in writing of such termination or revocation. If this Agreement is executed by two or more parties as Customer, they shall be jointly and severally liable hereunder, and the word "Customer" whenever used herein shall be construed to refer to each of such parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments; and in any such case, this Agreement shall not be revoked or impaired as to any one or more of such parties by death of any of the others or by the revocation or release of any obligations hereunder of any one or more of such other parties.

Section 23. Customer hereby irrevocably submits to the jurisdiction of any Texas State or Federal court sitting in the city where Bank's office is located over any action or proceeding arising out of or relating to this Agreement, and Customer hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in such Texas State or Federal court. Customer hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Customer hereby irrevocably appoints the Process Agent designated on the first page hereof, as its agent to receive on behalf of Customer and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to Customer in care of the Process Agent at the Process Agent's specified address, and the Customer hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, Customer also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Customer at its address specified on the first page hereof. Customer agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing, however, in this Section 23, shall affect the right of Bank to serve legal process in any other matter permitted by law or affect the right of Bank to bring any action or proceeding against Customer or its property in the courts of any other jurisdictions. Moreover, to the extent that the Customer has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in and of execution, execution or otherwise) with respect to itself or its property, Customer hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

Section 24. Customer hereby acknowledges that Bank's reputation and the acceptability of its letters of credit in the domestic or international business community will be damaged in the event Customer restrains Bank by court order or any other means of paying, in good faith, upon proper demand under and in compliance with the terms of the Credit, and Customer agrees to compensate Bank for any and all damages suffered or incurred by Bank in connection with such matters.

Section 25. Customer hereby acknowledges that the Credit will be deemed issued upon delivery to Beneficiary, to Customer or to Account Party. In the event Customer requests the Credit be delivered to Customer or to Account Party rather than to Beneficiary, and Customer subsequently cancels the Credit, Customer agrees to return the Credit to Bank together with Customer's written certification that the Credit has never been delivered to Beneficiary. In the event that Credit is delivered to Beneficiary pursuant to Customer's instructions, no cancellation thereof by Customer shall be effective without written consent of Beneficiary to Bank and return of the Credit to Bank. Customer hereby agrees that in the event Bank becomes involved in any dispute, claim, demand or litigation that comes as a result of Customer's cancellation of the Credit as set forth above, it shall indemnify and save Bank harmless from all loss, cost, damages, expenses and attorneys' fees suffered or incurred by Bank as a result thereof.

Section 26. In the event Bank is restrained or enjoined from payment to the Beneficiary under the Credit pursuant to any judicial, governmental, or quasi-governmental proceeding, Customer agrees to: (i) reimburse Bank for all costs and attorneys' fees incurred by Bank in connection with (a) such proceeding and (b) actions or claims of Beneficiary against the Bank resulting from or notwithstanding such restraint or injunction, and (ii) extend the period during which Customer's Obligation shall remain in full force and effect for as long a period of time as the expiration date of the Credit is extended by virtue of such restraint or injunction.

USE THIS SPACE FOR ADDITIONAL DOCUMENTS/SPECIAL INSTRUCTIONS

The above terms, conditions and attached supplements referred to in this Application are hereby jointly and severally agreed to by Customer, and the obligations and liabilities of Customer hereunder shall be joint and several.

-------------------------------        -----------------------------------
(Name of Company, or signature         (Name of Company, or signature if
 if Customer is an individual)          Customer is an individual)


By                                      By
  -----------------------------           --------------------------------
  (Authorized Signature)                  (Authorized Signature)


-------------------------------         ---------------------------------
(Title)                                 (Title)


-------------------------------         -----------------------------------


-------------------------------         -----------------------------------
(Address)                               (Address)

-------------------------------         -----------------------------------
(Telephone)                             (Telephone)

NATIONSBANK                                          Standby Letter of Credit
NationsBank of Texas, N.A.                           Application and Agreement
----------------------------------------------------------------------------------------------------------------

NationsBank of Texas, N.A.
---------------------------------------------
---------------------------------------------
---------------------------------------------        Date ------------------------------------------------------
---------------------------------------------
(Herein called "Bank")

PLEASE LEAVE ON OUR BEHALF YOUR IRREVOCABLE LETTER OF CREDIT ("CREDIT") AND DELIVER VIA:

/ / Airmail    / / Full Cable    / / Airmail with Pre-Advice Cable    / / Courier    / /------------------------
----------------------------------------------------------------------------------------------------------------
To Be Transmitted Through                            For The Account of (Name and address of application)
(Name and address of advising bank, if any)

(If not advising bank indicated, through any of
Bank's correspondents or direct to Beneficiary       (Herein called "Obligor")
-----------------------------------------------------------------------------------------------------------------
In Favor of (Name and address of Beneficiary)        Aggregate Amount of Credit

                                                     U.S. $

                                                     ------------------------------------------------------------
                                                     Expiration Date

(Herein called "Beneficiary")                        (Latest date drafts are to be presented at counters of Bank)
-----------------------------------------------------------------------------------------------------------------


Available by the Beneficiary's Draft(s) Drawn on Bank at Sight and Accompanied by the Following:

------------------------------------------------------------------------------
Special Instructions
1. Partial drawings are / / allowed.    / / prohibited.
2.

------------------------------------------------------------------------------
Fees and Terms of Reimbursement
1. Commission is ___% of the amount of the Credit of $ ____  / / per annum.
   / / flat fee.
2. Charge amounts due under this Agreement to Obligor's account # ____________
3. Maturity Date is the day Bank pays a draft under this Agreement or as provided below.

4. Annual Rate of Interest is the highest rate Bank may lawfully charge or as provided below.

------------------------------------------------------------------------------

For purposes of this Standby Letter of Credit Application and Agreement, the terms have the meanings indicated in the boxes above and in the definitions below. In consideration of Bank's issuing on behalf of Obligor a Letter of Credit ("Credit") substantially conforming with this Standby Letter of Credit Application and Agreement ("Agreement"), Obligor hereby agrees as follows:

1. REIMBURSEMENT AND OTHER PAYMENTS. On demand, or if prior demand is not made on Maturity Date, Obligor promises to pay to the order of Bank at Bank's address shown above an amount equal to (i) the face amount of each draft drawn or purporting to be drawn under the Credit in United States currency, and (ii) the equivalent in United States currency of the face amount of each draft drawn or purporting to be drawn under the Credit in a currency other than that of the United States, such equivalent to be calculated on the basis of Bank's selling rate of exchange in effect (for the date on which Bank pays such draft or reimburses any of correspondents which paid such draft) for cable transfers to the place where and in the currency in which such draft is payable; in United States currency (a) the amount of drafts drawn or purporting to be drawn under the Credit and (b) interest on any such amount from the date paid by Bank until the earlier of repayment by Obligor or maturity Date at the Annual Rate of Interest calculated on the basis of a year of 360 days. Customer shall comply with any and all governmental exchange regulations now or hereafter applicable to any foreign exchange provided Bank pursuant to this Section 1, and shall indemnify and hold Bank harmless from any failure so to comply. If for any cause whatsoever, there exists at the time in question no rate of exchange generally current at Bank for effective cable transfer of the sort above provided for, Obligor agrees to pay Bank on demand an amount in United States dollars equivalent to the actual cost of settlement of Bank's obligation to the payer of the draft or acceptance or any holder thereof, as the case may be, and however and whenever such settlement may be made by Bank, including interest on the amount of dollars payable by Obligor from the date of payment of such draft or acceptance to the date of Obligor's payment to Bank at rate customarily charged by Bank in like circumstances. Obligor further promises to pay commission, processing fees, and all costs and expenses incurred by Bank in connection with the Credit. In addition, and without limiting the generality of the foregoing, if any law, regulation or the interpretation thereof by any court or administrative or governmental authority shall either impose, modify or deem applicable any capital, reserve, insurance premium or similar requirement against letters of credit issued by Bank and the result thereof shall be to increase the cost to Bank of issuing or maintaining any letter of credit; then, on demand by Bank. Obligor further promises to pay to Bank, from time to time, additional amounts which shall be sufficient to compensate Bank for the portion of such increased costs allocable to the Credit. A written advice(s) setting forth in reasonable detail such costs incurred by Bank, submitted by Bank to Obligor from time to time, shall be conclusive, absent manifest error, as to the amount thereof.

Unpaid and past due amounts owed under the Agreement, including interest, shall bear interest at the highest rate Bank may lawfully charge. The maximum lawful interest rate determined under Texas law shall be the indicated rate ceiling as specified in TEX.REV.CTV.STAT.ANN., art 5069-1.04. If any other lawful rate exceeds said indicated rate ceiling, then the higher rate shall apply. The amount of interest payable shall in no event exceed the maximum amount Bank may lawfully charge on the Agreement. If the Annual Rate of Interest is stated in terms of Bank's Prime Rate, Prime Rate shall mean the Prime Interest Rate charged by Bank as announced or published by Bank from time to time and may not be the lowest interest rate charged by Bank. The Annual Rate of Interest shall change with each change in the Prime Rate as of the date of any such change without notice. In any contingency whatsoever, if Bank shall receive anything of value deemed interest under applicable law, the excessive interest shall be applied to the reduction of the unpaid amount which is due or refunded to Obligor

2. ALTERNATIVES. Obligor promises to pay, in addition to all other amounts due hereafter, all expenses incurred by Bank in connection with the Credit including but not limited to reasonable attorney's fees and court costs. Reasonable attorney's fees shall be ten percent (10%) of the unpaid amount due, including interest, on the Agreement, unless either party shall plead and prove otherwise. If Bank is enjoined or restrained from payment of the Credit or from other action related to the Credit, Obligor also promises to pay reasonable attorney's fees and court costs related to such injunction or restraint.

3. ADDITIONAL TERMS. Obligor agrees that: (a) if partial drawings are permitted in the Agreement, Bank may honor the drafts without inquiry; (b) if Obligor requests or consents to any extension of the maturity or time for negotiation or presentation of drafts or documents, to any increase in the Aggregate Amount of Credit, or to any other modification of the terms of the Credit, then the Agreement shall be binding on Obligor as to such extension, increase, or other modification; (c) Bank may accept or pay any draft dated on or before the expiration of any time limit expressed in the Credit regardless of when drawn and when or whether negotiated, provided the other required documents are dated prior to the Expiration Date of the Credit; (d) if Obligor, at any time prior to Expiration Date, shall pledge, assign, encumber or grant to any party other than Bank any of its property or assets as collateral security for existing indebtedness, Obligor shall grant Bank a perfected security interest in such property or assets to the extent of the ratio that the Aggregate Amount of the Credit bears to the amount of such indebtedness; and (e) if at any time and from time to time Bank requires collateral (or additional collateral), Obligor will, on demand, assign and deliver to Bank security for any and all obligations of Obligor now or hereafter existing under this Agreement, collateral of a type and value satisfactory to Bank or make such cash payment as Bank may require.

4. OTHER CONDITIONS. Obligor agrees that Bank shall not be responsible for (a) the validity, sufficiency or genuineness of documents or of any endorsements thereon even if such documents should in fact prove to be in any respect invalid, insufficient, fraudulent or forged; (b) failure of any draft to bear any reference or adequate reference to the Credit, or failure of documents to accompany any draft at negotiation, or failure of any person to note the amount of any draft on the reverse side of the Credit or to surrender or take up the Credit or to send forward documents apart from drafts as required by the terms of the Credit, each of which provisions, if contained in the Credit itself, it is agreed may be waived by Bank; (c) errors, omissions, interruptions or delays in transmission or delivery of any message by mail, cable, telegram, wireless or otherwise, whether or not they be in cipher, or (d) errors in translation or errors in interpretation of technical terms Bank shall not be responsible for any act, error, neglect, default, omission, insolvency or failure in business of any correspondent or for any consequences arising from causes beyond Bank's control. Obligor further agrees that any action taken or omitted by Bank in connection with the Credit, if done in good faith, shall be binding on Obligor and shall not put Bank under any resulting liability to Obligor.

Bank shall not be liable for any failure by Bank or any one else to pay or accept any draft under the Credit, or for any loss or damage resulting from any declared or undeclared war, censorship, law, control or restriction rightfully or wrongfully exercised by any de facto or de jure domestic or foreign government or agency thereof, or from any other cause beyond Bank's control; and Obligors agrees to indemnify and hold Bank harmless from any claim, loss, liability or expense arising by reason thereof. If Obligor has included any language describing events or conditions in this Agreement that would not be possible for Bank to verify from the documents required to be presented under the credit, we understand that Bank is in no position to make any verification of such events or conditions and is therefore not responsible for verifying the compliance with such requirements. Bank will make payment under the credit provided all other conditions are met. Furthermore, if the term "Beneficiary" includes any successor of the named Beneficiary by operation of law or otherwise, Bank shall have no responsibility to determine that one who draws under the credit and represents himself to be a successor to the named Beneficiary is in fact a dully authorized successor.

5. EVENTS OF DEFAULT. If Obligor fails to pay, perform or discharge any obligation set forth in the Agreement or in any other agreement delivered by the Obligor Bank, or if Obligor is in default in any manner under the terms and conditions of any other financial obligation, or upon the happening with respect to Obligor, endorser or guarantor, of any of the following: the commencement of any proceeding, suit, or action for reorganization, dissolution, liquidation, suspension of Obligor's usual business; insolvency; the filing of a petition under any of the provisions of the Bankruptcy Act or amendment thereto; application for or appointment of a conservator, rehabilitator or receiver of Obligor or Obligor's property; death; issuance of an injunction or a warrant of attachment; entry of a judgment; making of any tax assessment by the United States or any state; the calling of a meeting of creditors; appointment of a committee of creditors or liquidating agent; offering a composition or extension to creditors; execution of any assignment for benefit of creditors; making or sending notice of an intended bulk sale; financial responsibility of any of them shall become impaired or unsatisfactory to Bank, then in any of such events the amount owed or that could be owed under the Agreement, although contingent or not yet due, shall, without notice or demand, forthwith become and be immediately due and payable, notwithstanding any time or credit otherwise allowed thereunder, and Bank may at any time thereafter exercise its right of offset against any amounts which it may then be obliged to pay to Obligor.

6. NOTICES AND WAIVERS. Any notice to or demand on Obligor shall be deemed effective, if not first otherwise given or made, when forwarded by mail, telegraph, cable, radio, telephone or otherwise to the last address or telephone number of Obligor appearing in Bank's records with the same effect as if the same were active, delivered to and received by Obligor in person. Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver whatever shall be valid unless in writing, signed by Bank, and then only to the extent therein set forth. A waiver by Bank of any rights remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Bank would otherwise have on any future occasion.

7. MISCELLANEOUS. No term or provision of the Agreement can be changed orally, and no executory agreement shall be effective to modify or to discharge the Agreement unless such executory agreement is in writing and signed by Bank. All Bank's rights and remedies hereunder shall be cumulative and may be exercised singly or concurrently.

8. PRESENTATION OF DOCUMENTS WITHOUT DRAFTS. If the Credit issued by Bank will provide that the Credit will be available by presentation to Bank of the document described in the Agreement, unaccompanied by drafts, Obligor agrees that all references herein to drafts, documents relative to drafts, and the presentation, acceptance for payment or payment of drafts shall refer to documents presented for payment without drafts, the presentation and acceptance thereof, and payment upon such presentation and that Obligor's obligations and Bank's rights, privileges and remedies hereunder shall be the same as though payments had been to upon presentation of drafts drawn under the Credit accompanied by the said documents.

9. GOVERNING LAW. The Credit shall be subject to the Uniform Customs and Practices for Documentary Credits, as published by the International Chamber of Commerce, and as revised from time to time ("UCPDC"). The Agreement shall be governed by the State of Texas.

10. RENEWAL PROVISION. In the case of Bank's issuance on behalf of Obligor of a Credit which renews automatically, Obligor hereby agrees that in the event it not want such Credit to be renewed, it will request Bank in writing not to renew such Credit at least thirty (30) days prior to the notification period specified in the Credit Obligor acknowledges that its failure to make a timely request for the non-removal of such Credit may result in such Credit renewing automatically and hereby agrees that in such event Obligor shall have no claim or cause of action against Bank, or defense against payment under the Agreement, for Bank's reason of such Credit.

11. OTHER PROVISIONS. If the Agreement is executed by two or more Obligors, it shall be the joint and several agreement of such Obligors. The Agreement shall Obligor and Obligor's heirs, executors, administrators, and successors; the Agreement shall insure to the benefit of Bank's successors and assigns.

The unenforceability or invalidity, as determined by a court of competent jurisdiction, of any provision of the Agreement shall not render unenforceable or invade any other provision. The heading of sections herein are for convenience only and are not to be construed as part of the text of the Agreement.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN OBLIGOR AND BANK AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS SUBSEQUENT ORAL AGREEMENTS BETWEEN OBLIGOR AND BANK. THERE ARE NO UNDERWRITTEN ORAL AGREEMENTS BETWEEN OBLIGOR AND BANK.

_______________________________________________________            _______________________________________________________
(Name of Obligor, or signature if Obligor is individual)           (Name of Obligor, or signature if Obligor is individual)

By:____________________________________________________            By:____________________________________________________
   (Authorized Signature)                                             (Authorized Signature)

_______________________________________________________            _______________________________________________________
(Title)                                                            (Title)

Describe Underlying Transaction                                    (For Bank Use Only)

Account Officer       Bank Counsel (When over $50,000):


                              FOURTH AMENDMENT TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is entered into effective as of the 15th day of November, 1994, by and between CRAFTMADE INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), and NATIONSBANK OF TEXAS, N.A., a national banking association (the "Lender").

                                  WITNESSETH:

     WHEREAS, the Borrower and the Lender entered into a First Amended and Restated Credit Agreement dated as of January 11, 1993 (the "Original Credit Agreement"), pursuant to which, among other things, the Lender agreed to make and maintain certain revolving loans to the Borrower, upon the terms contained in the Original Credit Agreement; and

     WHEREAS, the Borrower and the Lender entered into that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 1993 (the "First Amendment"), modifying certain provisions of the Original Credit Agreement; and

     WHEREAS, the Borrower and the Lender entered into that certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 30, 1994 (the "Second Amendment"), modifying certain provisions of the Original Credit Agreement; and

     WHEREAS, the Borrower and the Lender entered into that certain Third Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1994 (the "Third Amendment"), modifying certain provisions of the Original Credit Agreement (the Original Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is referred to hereinafter as the "Credit Agreement"); and

     WHEREAS, the Borrower has requested the Lender to modify the Credit Agreement further, and the Lender is willing to make such modifications under the terms and provisions of this Amendment;

     NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1. Terms. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Credit Agreement.

     2. Amendments to Credit Agreement.

          2.1 Amendment to Definition of "Applicable Rate". The definition of "Applicable Rate" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Applicable Rate" means (a) during the period that an Advance is a Prime Rate Advance, the Prime Rate, and (b) during the period that an Advance is a Eurodollar Advance, the Eurodollar Rate plus one and three-quarters of one percent (1.75%).

          2.2 Amendment to Definition of "Commitment". The definition of "Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Commitment" means the obligation of Lender to make Advances hereunder in an aggregate principal amount at any time outstanding up to but not exceeding Ten Million Dollars ($10,000,000), as such amount may be reduced pursuant to SECTION 2.7 or otherwise.

          2.3 Amendment to Definition of "Continue". The definition of "Continue" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to SECTION 3.5 of a Eurodollar Advance as a Eurodollar Advance from one Interest Period to the next Interest Period.

          2.4 Amendment to Definition of "Interest Period". The definition of "Interest Period" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Interest Period" means, with respect to any Eurodollar Advances, each period commencing on the date such Eurodollar Advances are made or Converted from Advances of another Type, or, in the case of each subsequent, successive Interest Period applicable to a Eurodollar Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on the day 30, 60, 90 or 180 days thereafter, as Borrower may select as provided in SECTION 2.5 or 3.5 hereof. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall end on the next succeeding Eurodollar Business Day; (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than three (3) Interest Periods for Eurodollar Advances shall be in effect at the same time; (d) no Interest

          Period shall have a duration of less than thirty (30) days and, if the Interest Period for any Eurodollar Advances would otherwise be a shorter period, such Advances shall not be available hereunder; and
          (e) no Interest Period may extend beyond a principal repayment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Advances having Interest Periods that end after such principal payment date shall be equal to or less than the Advances to be outstanding hereunder after such principal repayment date.

          2.5 Amendment to Definition of "Reserve Requirement". The definition of "Reserve Requirement" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Reserve Requirement" means, on any day, that percentage (expressed as a decimal fraction) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the maximum reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) applicable to "eurocurrency liabilities" as currently defined in Regulation D or under any other then applicable similar or successor regulation which prescribes reserve requirements applicable to eurocurrency liabilities or eurocurrency findings. Each determination by Lender of the Reserve Requirement shall be conclusive in the absence of manifest error.

          2.6 Amendment to Definition of "Termination Date". The definition of "Termination Date" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Termination Date" means 11:00 a.m. Dallas, Texas time on November 14, 1995, or such earlier date and time on which the Commitment terminates as provided in this Agreement.

          2.7 Amendment to Definition of "Type". The definition of "Type" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Type" means any type of Advance (i.e., Prime Rate Advance or Eurodollar Advance).

          2.8 Addition of Definitions to Credit Agreement. The following definitions are hereby added to Section 1.1 of the Credit Agreement to read in their entirety as follows:

          "Eurodollar Advances" means Advances the interest rates on which are determined with reference to the Eurodollar Rate

     "Eurodollar Business Day" means a Business Day on which dealings in United States Dollars are carried out in the London interbank market.

     "Eurodollar Rate" means, for any Eurodollar Advance for any Interest Period therefore, a rate per annum equal to (a) the Interbank Offered Rate, divided by (b) 1.00 minus the Reserve Requirement applicable to Eurodollar Advances.

     "Interbank Offered Rate" means, with respect to each Interest Period, the rate of interest per annum at which deposits in immediately available freely transferable funds in Dollars are offered by Lender (at approximately 1:00 p.m. Dallas, Texas time, two (2) Eurodollar Business Days prior to the first day of such Interest Period) to first class banks in the London interbank market for delivery on the first day of such Interest Period, such deposits being for a period of time equal or comparable to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Advance to which such Interest Period relates. Each determination of the Interbank Offered Rate by Lender shall be conclusive in the absence of manifest error.

     2.9 Deletion of Definitions from Credit Agreement. The definitions of Adjusted CD Rate", "Assessment Rate", "CD Advances", and "CD Rate" in Section
1.1 of the Credit Agreement are hereby deleted in their entirety.

     2.10 Amendment to Section 2.5 of the Credit Agreement. Section 2.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     Section 2.5 Requests for Advances. Borrower shall give Lender notice by means of an Advance Request Form of each requested Advance, at least three
     (3) Eurodollar Business Days before the requested date of each Eurodollar Advance, and by 12:00 p.m. (Dallas, Texas time) on the requested date of each Prime Rate Advance specifying: (a) the requested date of such Advance (which shall be a Business Day and, with respect to Eurodollar Advances, a Eurodollar Business Day), (b) the amount of such Advance, (c) the Type of the Advance and (d) in the case of a Eurodollar Advance, the duration of the Interest Period for such Advance. Lender at its option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of Lender's right to require delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to Lender. Each Eurodollar Advance shall be in a minimum principal amount of One Hundred Thousand Dollars ($100,000.00) or an integral multiple thereof and each Prime Rate Advance shall be in a minimum principal amount of Fifty Thousand Dollars ($50,000.00). The aggregate amount of Eurodollar Advances having the same Interest Period shall be at least equal to One Hundred Thousand Dollars ($100,000.00). All notices under this SECTION 2.5 shall be irrevocable and shall be given not later than 12:00 p.m. (Dallas, Texas time) on the day specified above for such notice. Any Advance Request Form requesting an Advance received after 12:00 p.m. (Dallas, Texas time) on a Business Day shall be deemed to be received on the next succeeding Business Day.

     2.11 Amendment to Section 3.2 of the Credit Agreement. Section 3.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     Section 3.2 Voluntary Prepayment. Borrower may prepay the Note in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that (a) Eurodollar Advances may be prepaid only on the last day of the Interest Period for such Advances and (b) each partial prepayment shall be in the principal amount of $25,000.00 or an integral multiple thereof.

     2.12 Amendment to Section 3.5 of the Credit Agreement. Section 3.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     Section 3.5 Conversions and Continuations. Borrower shall have the right from time to time to Convert all or part of one Type of Advance into another Type of Advance or to Continue all or part of any Eurodollar Advance by giving the Lender written notice at least one (1) Eurodollar Business Day before Conversion into a Prime Rate Advance and at least three (3) Eurodollar Business Days before Conversion into or Continuation of a Eurodollar Advance, specifying: (a) the Type of Advance to be converted, (b) the Conversion or Continuation date, (b) the amount of the Advance to be Converted or Continued, (c) in the case of Conversions, the Type of Advance to be Converted into and (d) in the case of a Continuation of or Conversion into a Eurodollar Advance, the duration of the Interest Period applicable thereto; provided that (i) Eurodollar Advances may only be Converted on the last day of the Interest Period and (ii) except for Conversions into Prime Rate Advances, no Conversions shall be made while an Event of Default or Potential Default has occurred and is continuing. All notices given under this SECTION 3.5 shall be irrevocable and shall be given not later than 11:00 a.m. (Dallas, Texas time) on the date which is not less than the number of Business Days or Eurodollar Business Days specified above for such notice. If Borrower shall fail to give Lender the notice as specified above for Continuation or Conversion of a Eurodollar Advance prior to the end of the Interest Period with respect thereto, such Eurodollar Advance shall automatically be Converted into a Prime Rate Advance on the last day of the Interest Period for such Eurodollar Advance.

     2.13 Amendment to Section 4.1 of the Credit Agreement. Section 4.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     Section 4.1 Additional Costs. Borrower shall pay directly to Lender from time to time such amounts as Lender may determine to be necessary to compensate it for any costs incurred by Lender which Lender determines are attributable to its making or maintaining of any Eurodollar Advances hereunder or its obligation to make any of such Eurodollar Advances hereunder, or any reduction in any amount receivable by Lender hereunder in respect of any such Eurodollar Advance or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

             (a) changes the basis of taxation of any amounts payable to Lender under this Agreement or the Note in respect of any of such Advances (other than taxes imposed on the overall net income of Lender for any of such Advances);

             (b) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, Lender (including any of such Advances or any deposits referred to in the definition of "Eurodollar Rate" in
        SECTION 1.1 hereof);

             (c) increases Lender's costs relating to Advances, the Commitment, or any part thereof;

             (d) reduces the yield or rate of return of Lender on Advances, the Commitment, or any part thereof, to a level below that which Lender could have achieved but for such Regulatory Change; or

             (e) imposes any other condition affecting this Agreement or the Note or any of such extensions of credit or liabilities or commitments.

        Lender will notify Borrower of any event occurring after the date of this Agreement which will entitle Lender to compensation pursuant to this SECTION 4.1 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different lending office for the Advances affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of Lender, violate any law, rule, or regulation or be in any way disadvantageous to Lender. Lender will furnish Borrower with a certificate setting forth the basis and the amount of each request of Lender for compensation under this section. If Lender requests compensation from Borrower under this section, Borrower may, by notice to Lender suspend the obligation of Lender to make additional Eurodollar Advances until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of SECTION 4.3 hereof shall be applicable). Determinations and allocations by Lender for purposes of this section shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

        2.14 Amendment to Section 4.2 of the Credit Agreement. Section 4.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

        Section 4.2 Limitation on Types of Advances. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Advances for any Interest Period therefor, Lender determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in SECTION 1.1 hereof on the basis of which the rate of interest for Eurodollar Advances for such Interest Period is to be determined do not accurately reflect the cost to the Lender of making or maintaining Eurodollar Advances for such Interest Period, then Lender shall give Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, Lender shall be under no obligation to make additional Eurodollar Advances or to Convert Prime Rate Advances into Eurodollar Advances and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Advances either prepay such Eurodollar Advances or Convert such Eurodollar Advances into Prime Rate Advances in accordance with the terms of this Agreement.

        2.15 Amendment to Section 4.3 of the Credit Agreement. Section 4.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

        Section 4.3 Substitute Prime Rate Advances. If the obligation of Lender to make Eurodollar Advances shall be suspended pursuant to SECTION 4.1 or 4.2 hereof, all Advances which would be otherwise made by Lender as Eurodollar Advances shall be made instead as Prime Rate Advances and all Advances which would otherwise be Converted into Eurodollar Advances shall be Converted instead into (or shall remain as) Prime Rate Advances and, to the extent that Eurodollar Advances are so made as (or Converted into) Prime Rate Advances, all payments and prepayments of principal which would otherwise be applied to Lender's Eurodollar Advances shall be applied instead to its Prime Rate Advances.

        2.16 Amendment to Section 4.4 of the Credit Agreement. Section 4.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

        Section 4.4 Compensation. Borrower shall pay to Lender, upon the request of Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of Lender) to compensate it for any loss, cost, or expense incurred by it as a result of:

             (a) Any payment, prepayment or Conversion of a Eurodollar Advance for any reason (including, without limitation, the acceleration of outstanding Advances pursuant to SECTION 10.2) on a date other than the last day of an Interest Period for such Eurodollar Advance; or

             (b) Any failure by Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in ARTICLE 5 to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Advance on the date for such borrowing, Conversion, Continuation, or prepayment, specified in the relevant notice of borrowing, prepayment, Conversion, or Continuation under this Agreement.

        2.17 Addition of Section 4.6 to the Credit Agreement. Effective as of the date hereof, a new Section 4.6 is hereby added to the Credit Agreement to read in its entirety as follows:

        Section 4.6 Changes in Law Rendering Loan Unlawful. In the event that
        (i) any change in applicable law, treaty or regulation or the interpretation thereof (whether or not having the force of law) shall make it unlawful or impossible for Lender to make or continue to maintain all or any portion of a Eurodollar Advance contemplated hereunder, or (ii) any central bank or other fiscal, monetary or other authority having jurisdiction over Lender or all or any portion of a Eurodollar Advance shall request Lender in writing to comply with restrictions (whether or not having the force of law) which seek to prohibit Lender from making or continuing to maintain such a Eurodollar Advance, then Lender shall so notify Borrower, and Borrower shall, upon demand by Lender, either, at the option of Borrower, prepay such Eurodollar Advance or convert such Eurodollar Advance to a Prime Rate Advance in accordance with SECTION 3.5 hereof, except that, subject to the provisions of SECTION 4.4 hereof, such prepayment or conversion need not be effected on the last day of the Interest Period applicable to the Eurodollar Advance, and upon such demand or upon notice by Lender, the obligation of Lender to make such Eurodollar Advance hereunder shall terminate. Failure to prepay any such portion of a Eurodollar Advance shall be deemed an election to convert to a Prime Rate Advance. Such demand or notice shall be accompanied by a certificate of Lender provided to Borrower as to the reasons why it is no longer feasible for Lender to make or continue to maintain such Eurodollar Advance hereunder and such certificate shall, in the absence of manifest error in calculation, be conclusive and binding.

        2.18 Amendment to Section 9.2 of the Credit Agreement. Section 9.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

        9.2 Consolidated Tangible Net Worth. Borrower will at all times maintain Consolidated Tangible Net Worth in an amount not less than Eight Million Dollars ($8,000,000.00).

     3. Representations and Warranties. The representations and warranties of the Borrower made in the Credit Agreement are true and correct as of the date hereof as if made on the date hereof.

     4. Conditions Precedent. The effectiveness of this Amendment is contingent upon the satisfaction of the following conditions precedent:

          4.1 Execution of New Note. Borrower shall have executed and delivered to Lender a promissory note, evidencing the increased Commitment and the extended Termination Date, in the form attached hereto as Exhibit "A".

          4.2 Corporate Certificates. Each of Borrower, Durocraft and C/D/R shall have delivered to Lender a Corporate Certificate in form and substance acceptable to Lender, certifying as to resolutions approving this Amendment, the incumbency of their officers authorized to execute this Amendment, their articles of incorporation, bylaws, existence, good standing and such other matters as may be requested by Lender.

          4.3 No Default. No Event of Default of Potential Default shall exist under the Credit Agreement or would result from the execution of this Agreement.

     5. Costs. The Borrower agrees to pay all costs incurred in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions contemplated by this Amendment, including without limitation the fees and expenses of the Lender's attorneys.

     6. Miscellaneous.

          6.1 Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

          6.2 Effect of this Amendment. The Credit Agreement, as amended by this Amendment, and the Note, as amended and restated in the form attached hereto as Exhibit "A", shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement or the Note, shall be deemed to refer to the Credit Agreement as amended by this Amendment or the Note as amended and restated in the form attached hereto as Exhibit "A".

          6.3 Ratification of Loan Documents. Borrower hereby ratified and confirms that the Loan Documents (as modified hereby) continue to be valid, binding and enforceable against Borrower and Guarantor and continue to create a valid first priority pledge and assignment of, and continuing security interest in, the Collateral as security for the Obligations. There are no defenses, offsets or counterclaims to the performance by the Borrower and Guarantor of their obligations under the Loan Documents.

          6.4 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

          6.5 Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

          6.6 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                     CRAFTMADE INTERNATIONAL, INC.

                                     By:     /s/  JAMES R. RIDINGS
                                     Name:   James R. Ridings
                                     Title:  President

                                     NATIONSBANK OF TEXAS, N.A.

                                     By:     /s/  FRED POINTS
                                     Name:   Fred Points
                                     Title:  Vice President

                              CONSENT OF DUROCRAFT

     Durocraft hereby represents, warrants, covenants and agrees to and with Lender that (1) Durocraft is aware of this Amendment and the transactions contemplated herein (this Amendment and such transactions being hereinafter collectively called the "Modification"), (2) Durocraft consents to the Modification, (3) notwithstanding the Modification, the Durocraft Guaranty shall be and remain a continuing, absolute, unconditional and irrevocable guaranty of payment and performance of the Guaranteed Indebtedness, as defined in the Durocraft Guaranty, binding and enforceable in accordance with the terms of such guaranty, and such guaranty shall not be deemed to have been terminated, impaired, modified or otherwise affected by the Modification, except that the obligations guaranteed shall include the Obligations as modified by the Modification in addition to any other amounts included in the Guaranteed Indebtedness, (4) notwithstanding the Modification, the Durocraft Security Agreement continues to create a first priority pledge and assignment of, and continuing security interest in, the collateral covered thereby and shall be and remain valid, binding and enforceable in accordance with the terms of such security agreement, and such security agreement shall not be deemed to have been terminated, impaired, modified or otherwise affected by the Modification, except that the obligations secured thereby shall include the Obligations as modified by the Modification in addition to any other amounts included in the secured obligations, and (5) there are no claims, defenses, counterclaims or offsets to the liability of Durocraft under the Durocraft Guaranty or the Durocraft Security Agreement.

     EXECUTED effective as of November 15, 1994.

                                     DUROCRAFT INTERNATIONAL, INC.,
                                     a Texas corporation

                                     By:        /s/  JAMES R. RIDINGS
                                     Name:   James R. Ridings
                                     Title:    President

                                CONSENT OF C/D/R

     C/D/R hereby represents, warrants, covenants and agrees to and with Lender that (1) C/D/R is aware of this Amendment and the transactions contemplated herein (this Amendment and such transactions being hereinafter collectively called the "Modification"), (2) C/D/R consents to the Modification, (3) notwithstanding the Modification, the C/D/R Guaranty shall be and remain a continuing, absolute, unconditional and irrevocable guaranty of payment and performance of the Guaranteed Indebtedness, as defined in the C/D/R Guaranty, binding and enforceable in accordance with the terms of such guaranty, and such guaranty shall not be deemed to have been terminated, impaired, modified or otherwise affected by the Modification, except that the obligations guaranteed shall include the Obligations as modified by the Modification in addition to any other amounts included in the Guaranteed Indebtedness, and (4) there are no claims, defenses, counterclaims or offsets to the liability of C/D/R under the C/D/R Guaranty.

     EXECUTED effective as of November 15, 1994.

                                     C/D/R INCORPORATED,
                                     a Delaware corporation

                                     By:       /s/  TERRY CULBERTSON
                                     Name:    Terry Culbertson
                                     Title:     President

                                  Exhibit "A"

                            Form of Promissory Note

                                PROMISSORY NOTE

$10,000,000.00                   Dallas, Texas                 November 15, 1994

     FOR VALUE RECEIVED, the undersigned, CRAFTMADE INTERNATIONAL, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association ("Payee"), at its offices at 901 Main Street, Dallas, Dallas County, Texas 75283, in lawful money of the United States of America, the principal sum of TEN MILLION DOLLARS ($10,000,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance as hereinafter described.

     This Note is the Note provided for in that certain First Amended and Restated Credit Agreement dated as of January 11, 1993, between Maker and Payee (such Credit Agreement, as the same has been amended pursuant to that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 1993, that certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 30, 1994, that certain Third Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1994, and that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of November 15, 1994, and as the same may be further amended or otherwise modified, herein referred to as the "Agreement"). Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note, including, without limitation, provisions regarding the Maker's rights to borrow, repay and reborrow hereunder, the limitation of interest charged hereunder, the Collateral securing this Note, Potential Defaults and Events of Default and Payee's rights arising as a result of the occurrence thereof. This Note is executed in renewal, extension, increase, amendment and restatement, but not in novation, discharge or satisfaction of the indebtedness evidenced by, that certain Promissory Note dated as of January 11, 1993, in the maximum principal amount of $6,000,000, made by Maker payable to the order of Payee, as amended, restated and increased pursuant to that certain Promissory Note dated June 30, 1994, in the maximum principal amount of $8,000,000 made by Maker payable to the order of Payee (collectively, the "Prior Note"). All amounts previously outstanding under the Prior Note as of the date hereof, shall hereafter be due and payable in accordance with the provisions of, and outstanding, under, this Note. The Prior Note modified in its entirety and evidenced indebtedness previously evidenced by the promissory note (or notes) executed by Maker and payable to the order of Texas Commerce Bank -- Arlington, National Association which has been assigned to Payee pursuant to the Assignment of Notes and Liens described in Section 5.1 of the Agreement.

     Subject to the terms of the Agreement, the outstanding principal balance hereunder shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate or
(b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date

PROMISSORY NOTE - Page 1
of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until such time as the aggregate amount of interest accrued hereon equals the aggregate amount of interest which would have accrued hereon if the interest rate specified in clause (b) preceding had at all times been in effect. All outstanding principal advanced under this Note shall be due and payable on the Termination Date. Accrued and unpaid interest on this Note shall be due and payable on the last Business Day of each month, commencing November 30, 1994, and on the Termination Date. All past due principal and interest shall bear interest at the Default Rate.

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses and fees incurred by the holder, including reasonable attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This
Note is performable in Dallas County, Texas.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to record in its records all advances made to Maker hereunder and all payments made on account of the principal thereof, which records shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any such records shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

PROMISSORY NOTE - Page 2

     THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF MAKER AND PAYEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

                                     CRAFTMADE INTERNATIONAL, INC.

                                     By:
                                         ------------------------------------
                                         Name:   James R. Ridings
                                         Title:  Chief Executive Officer

PROMISSORY NOTE - Page 3